EXHIBIT 10.1

“*************” DENOTE MATERIAL THAT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DHJV COMPANY LLC

LIMITED LIABILITY COMPANY AGREEMENT

Dated as of May 22, 2009

ARTICLE 1 Definitions

1.01.

Definitions

1.02.

Construction

ARTICLE 2 Organization

2.01.

Formation

2.02.

Name

2.03.

Principal Office

2.04.

Registered Agent for Service of Process

2.05.

Mission

2.06.

Purposes

2.07.

Term

2.08.

Limited Liability Company Agreement

ARTICLE 3 Initial Business Plan; Annual Budget; Common Units; Capital Contributions

3.01.

Initial Business Plan

3.02.

Annual Budget.

3.03.

Common Units

3.04.

Deemed Initial Capital Contributions; Tax Treatment

3.05.

Additional Capital Contributions; Funding Commitment

3.06.

No Third Party Beneficiaries

3.07.

Return of Contributions

ARTICLE 4 Members; Membership Interests

4.01.

Voting Rights of Members

4.02.

Meetings of Members

4.03.

Proxies

4.04.

Action of Members by Written Consent

4.05.

Liability to Third Parties

4.06.

Lack of Authority

ARTICLE 5 Distributions

5.01.

Distributions

5.02.

Tax Withholding

ARTICLE 6 Capital Accounts; Allocations of Profit and Loss

6.01.

Capital Account

6.02.

In General

6.03.

Special Allocations

6.04.

Curative Allocations

6.05.

Other Allocation Rules

6.06.

Tax Allocations:  Code Section 704(c)

6.07.

Interim Allocations Due to Percentage Interest Adjustment

(Continued)

6.08.

Section 754 Election

6.09.

Deficit Capital Accounts

ARTICLE 7 Management and Operations

7.01.

Management by the Board

7.02.

Board

7.03.

Board Vote.

7.04.

Actions by the Board; Committees; Delegation and Duties

7.05.

Meetings; Alternates; Observers

7.06.

Removal; Vacancies; Resignation.

7.07.

Action by Written Consent or Telephone Conference

7.08.

Compensation of Directors

7.09.

Officers

7.10.

Actions of Subsidiaries

7.11.

Affiliation Agreements

7.12.

Programming Guidelines

7.13.

Related-Party Transactions

7.14.

Operation of the Network After the Formation Date

7.15.

Network Programming.

7.16.

************** Commitments

7.17.

Network Content

7.18.

Transmission of the Network

7.19.

Cross Promotion

7.20.

Other Discovery-Hasbro Relationships

7.21.

Future Merchandising Rights

ARTICLE 8 Transfers; Restrictions on Transfer

8.01.

Limitation on Transfers

8.02.

Assignee’s Rights

8.03.

Transferor’s Rights and Obligations

8.04.

Compliance with Law

8.05.

Prohibited Transfer; Invalid Transfer

8.06.

Admission Procedure

8.07.

Certain Rights and Obligations not Transferable

ARTICLE 9 Withdrawal and Resignation of Members

ARTICLE 10 Limitation on Liability and Indemnification

10.01.

Limitation on Liability

10.02.

Duty of Directors

10.03.

Indemnification by the Company; Non-Exclusivity of Rights

10.04.

Insurance

10.05.

Savings Clause

(Continued)

ARTICLE 11 Taxes

11.01.

Tax Returns

11.02.

Tax Elections

11.03.

Tax Matters Partner

ARTICLE 12 Books, Records, Reports, Accounts

12.01.

Records and Accounting

12.02.

Member Reports

12.03.

Accounts

12.04.

Other Information

ARTICLE 13 Exclusivity Covenants

13.01.

Exclusivity Covenants of Discovery.

13.02.

Exclusivity Covenants of Hasbro

13.03.

Other Opportunities

ARTICLE 14 Confidentiality

14.01.

Confidentiality

ARTICLE 15 Termination, Dissolution and Liquidation

15.01.

Termination

15.02.

Effect of Termination

15.03.

Buy-Sell (“Jump Ball”)

15.04.

Auction

15.05.

Effect of Sale

15.06.

Winding Up

15.07.

Deferment

15.08.

Certificate of Cancellation

15.09.

Reasonable Time for Winding Up

15.10.

Remedies for Breach

ARTICLE 16 General Provisions

16.01.

Amendment or Modification

16.02.

Notices

16.03.

Public Announcements

16.04.

Enforcement of Company’s Rights

16.05.

Entire Agreement

16.06.

Waiver

16.07.

Injunctive and Other Relief

16.08.

Alternative Dispute Resolution

16.09.

Limitation of Liability

16.10.

Binding Effect

16.11.

Governing Law; Waiver of Jury

(Continued)

16.12.

Consent to Jurisdiction and Service of Process

16.13.

Severability

16.14.

Further Assurances

16.15.

No Third-Party Beneficiaries

16.16.

Waiver of Certain Rights

16.17.

Opt-out of Article 8 of the Uniform Commercial Code

16.18.

Delivery by Facsimile

16.19.

Counterparts

16.20.

No Presumption

16.21.

Expenses

16.22.

DCI Guarantee

Schedule A

Members’ Schedule

Schedule B

RESERVED

Schedule C

Benchmarks

Schedule D

Revenue Share Payments

Schedule E

Programming Guidelines

Schedule 1.01

Permitted Holders

Schedule 7.3(b)(10)

Affiliation Agreements

Schedule 7.15(e)

Hasbro Core Brands

Schedule 7.17

Network Content

Schedule 7.21

Future Merchandising Rights

LIMITED LIABILITY COMPANY AGREEMENT
OF
DHJV Company LLC

This LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) of DHJV Company LLC (the “Company”), is made and entered into as of May 22, 2009, by and among Discovery Communications, LLC, a Delaware limited liability company (“Discovery”), and Hasbro, Inc., a Rhode Island corporation (“Hasbro,” and together with Discovery, each a “Member”), the Company, and, for the purposes set forth herein, Discovery Communications, Inc., a Delaware corporation (“DCI”).

WHEREAS, the Company was formed by Discovery as a limited liability company pursuant to and in accordance with the Delaware Limited Liability Company Act, as it may be succeeded or amended from time to time (the “Act”), by the filing of a certificate of formation (the “Certificate”) in the office of the Secretary of State of the State of Delaware on April 24, 2009;

WHEREAS, as contemplated by the Purchase Agreement (as defined below), Discovery has assigned to the Company all of its right, title and interest in and to certain assets relating to the Discovery Kids Network (as defined below) (including the Affiliation Agreements (as defined below)), and the Company has assumed certain related liabilities, pursuant to the Assignment and Assumption Agreement (as defined below), and Hasbro has purchased a fifty percent (50%) Membership Interest (as defined below) in the Company from Discovery; and

WHEREAS, the parties hereto intend that this Agreement shall set forth the understandings among the Members with respect to the terms and conditions of each Member’s interest, rights and obligations with respect to the Company, the management and operation of the Company and the economic arrangement among the parties hereto with respect to the Company.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1
Definitions

1.01.     Definitions.  As used in this Agreement, the following terms have the meanings set forth below (and other terms defined herein have the meanings so given them):

“AAA” has the meaning set forth in Section 16.08.

“Adjusted Capital Account” means, with respect to any Member, the balance in such Member’s Capital Account as of the end of the relevant Fiscal Year or other period, after giving effect to the following adjustments:

(a)

Crediting to such Capital Account any amounts which such Member is obligated to restore to the Company pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

(b)

Debiting to such Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6).

This definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Admission Date” has the meaning set forth in Section 8.03.

“Affiliate” of a Person means any Person that directly or indirectly controls, is controlled by, or is under common control with the Person in question, except that no Member nor any Affiliate of any Member shall be deemed to be an Affiliate of any other Member solely by virtue of the Member’s Membership Interest.  The term “Affiliated” and similar variations shall have correlative meanings.  For purposes of this Agreement, “control” (including with correlative meanings, the terms “controlling,” “controlled by” or “under common control with”) as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Affiliation Agreements” means all carriage, affiliation, distribution and similar agreements with Channel Affiliates for the retransmission of the Network in the United States on a linear or, to the extent specifically for the provision of programming by the Network, non-linear (e.g., video-on-demand) basis, to which any Discovery Controlled Affiliate or the Company is a party as of such time, in each case, solely to the extent relating to the Network; it being understood that (a) certain Affiliation Agreements may provide for the retransmission of the Network and other networks of Discovery Controlled Affiliates and (b) certain Affiliation Agreements may provide for the retransmission solely of the Network.

“Agreed Name” means the re-branded name of the Company or Network, or any derivation of such name that is used as the name of the Network, in each case, which has been mutually agreed to by Discovery and Hasbro in accordance with the Agreed Name Letter Agreement or such other name as may be mutually agreed to by Discovery and Hasbro.

“Agreed Name Letter Agreement” means the Agreed Name Letter Agreement between Discovery and Hasbro dated as of even date herewith.

“Ancillary Agreements” means each of the Purchase Agreement, the Assignment Agreement, the Hasbro Studios Programming Agreement, the Trademark License Agreement, the Hasbro Programming License Agreement, Discovery Programming Letter Agreements, the Discovery Programming License Agreement, the Discovery Services Agreement, the Agreed Name Letter Agreement, the Letter Agreement, the Digital Agreement, the Hasbro-Discovery Agreement and each other agreement to be entered into among or between the Members and the Company and their Affiliates in connection with the Purchase Agreement or this Agreement.

“Animal and Science Programming” means ********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ******************************************************************************

“Annual Budget” means the annual operating and capital budget of the Company for each Fiscal Year or portion thereof, which budget shall be prepared and adopted in accordance with Section 3.02, setting forth, among other things, the estimated receipts and expenditures of the Company for such Fiscal Year, including all programming and marketing expenditures, and any anticipated funding requirements and sources thereof, in each case, on a quarterly basis.

“Acquired Network” has the meaning set forth in Section 13.01(b).

“Assignee” means a Person to whom Membership Interests have been Transferred in accordance with Article 8 but who has not become a Substituted Member pursuant to Section 8.06.

“Assignment Agreement” means the Assignment and Assumption Agreement, dated as of the Formation Date, by and between Discovery and the Company.

“Auction Interests” has the meaning set forth in Section 15.04(a).

“Board” has the meaning set forth in Section 7.01.

“Broadcast Television” means free, over-the-air broadcast television networks and local television stations (whether digital or otherwise) in the United States that are licensed by the FCC, regardless of whether a viewer accesses the signal of such networks or stations over-the-air or through other means.

“Business” means the business of programming and distributing the Network in the United States, conducting the Company activities contemplated by this Agreement and the Ancillary Agreements and conducting any other ancillary activities that are approved by the Board, all for the purpose of undertaking and furthering the Mission.

“Business Day” means any day other than a Saturday, a Sunday or a holiday on which commercial banks in New York City are authorized or required by law to close.

“Cable Television Network” means a branded television service for the delivery of audio-visual television programming (including linear television services and television video-on-demand services) that is distributed in the United States by any Multichannel Video Programming Distributor (as defined by the FCC, including any successor terminology) and/or by any distributor using MVPD Technology (collectively, an “MVPD”) to authorized subscribers of such MVPD, excluding Broadcast Television.  Notwithstanding anything to the contrary, the parties acknowledge and agree that the distribution (including streaming and/or downloading) of video, audio-visual and other programming via the public Internet (but not via an IPTV System), mobile wireless platforms, or any successor technology (e.g., YouTube, Google Video, AOL Video, video webinars), including via any website or online service accessible over the public Internet, regardless of whether that site or service requires user registration or payment for access to such programming, shall not be considered distribution via a Cable Television Network.

“Capital Account” has the meaning set forth in Section 6.01(a).

“Capital Contribution” means the contribution or deemed contribution in cash or property to the capital of the Company made by or on behalf of a Member.

“Changed Elements” has the meaning set forth in the Hasbro Studios Programming Agreement.

“Change of Control Transaction” means:

(a)

with respect to Discovery Ultimate Parent, Hasbro Ultimate Parent or any of their respective Affiliates that hold a Membership Interest, any transaction or a series of related transactions (including a merger or consolidation) or other event that results in any single Person or “group” (as such term is used for purposes of Rule 13d-5 under the Exchange Act) consisting of any Person, other than one or more Permitted Holders, becoming the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of thirty percent (30%) or more of the total voting power of the outstanding equity securities of Discovery Ultimate Parent, Hasbro Ultimate Parent or any of their respective Affiliates that hold a Membership Interest, as applicable (exclusive of any voting power retained exclusively by any Permitted Holders, directly or indirectly), and such voting power is greater than the aggregate total voting power of the outstanding equity securities of Discovery Ultimate Parent, Hasbro Ultimate Parent or any of their respective Affiliates that hold a Membership Interest, as applicable, owned or controlled, directly or indirectly, by the Permitted Holders (exclusive of any voting power retained, directly or indirectly, by other members of such “group” other than the Permitted Holders); provided that for purposes of this clause (a), with respect to preferred stock or other securities convertible into common stock of Discovery Ultimate Parent or Hasbro Ultimate Parent, the percentage of total voting power of any common stock, preferred stock or other securities convertible into common stock of the Discovery Ultimate Parent or Hasbro Ultimate Parent, as applicable, shall be equal to the total voting power that such stock would represent after giving effect to the conversion of all such preferred stock or other securities convertible into common stock in accordance with its terms.

(b)

with respect to Discovery Ultimate Parent, Hasbro Ultimate Parent or any of their respective Affiliates that hold a Membership Interest, any transaction or a series of related transactions (including a merger or consolidation) or other event the result of which is that any single Person or “group” (as such term is used for purposes of Rule 13d-5 under the Exchange Act) consisting of any Person, other than one or more Permitted Holders has the right, directly or indirectly, to elect a number of individuals to the board of directors (or similar governing body) of Discovery Ultimate Parent, Hasbro Ultimate Parent or any of their respective Affiliates that hold a Membership Interest, as applicable, such that such individuals (whether new or continuing as directors) would, if elected, constitute a majority of the board of directors (or similar governing body) of such subject Person;

(c)

with respect to Discovery Ultimate Parent, Hasbro Ultimate Parent or any of their respective Affiliates that hold a Membership Interest, the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation) of all or substantially all of the assets of Discovery Ultimate Parent, Hasbro Ultimate Parent or any of their respective Affiliates that hold a Membership Interest, as applicable, to any other Person, other than to one or more Permitted Holders, in one transaction or a series of related transactions;

(d)

with respect to Discovery Ultimate Parent, any act or failure to act that constitutes a violation of Section 13.01(b) by any Discovery Controlled Affiliate; or

(e)

with respect to Hasbro Ultimate Parent, any act or failure to act that constitutes a violation of Section 13.02(b) by any Hasbro Controlled Affiliate.

In the event of the occurrence of a Change of Control Transaction, if the Member(s) entitled to make a termination election pursuant to Section 15.01(i) or 15.01(j), as the case may be, decline(s) to do so within the applicable specified election period, then the definitions of “Change of Control Transaction” and, if applicable, “Permitted Holders” and “Permitted Transferees” and, if applicable, Section 1.02(b) shall be modified appropriately by good faith agreement of the Members to reflect the new holders, direct and indirect, of the affected Membership Interests.

“Channel Affiliate” has the meaning set forth in Schedule 1 to the Discovery Services Agreement.

“Chief Executive Officer” has the meaning set forth in Section 3.01.

“Code” means the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provision of succeeding law).

“Common Unit” has the meaning set forth in Section 3.03.

“Company Intellectual Property” has the meaning set forth in Section 7.21.

“Company Minimum Gain” has the meaning of “partnership minimum gain” that is set forth in Treasury Regulations Section 1.704-2(b)(2).  The amount of Company Minimum Gain shall be determined in accordance with Treasury Regulations Section 1.704-2(d).

“Comparable Frequency” means, with respect to the airing of any HS Licensed Program licensed pursuant to the Hasbro Studios Programming Agreement or any Program

licensed pursuant to the Hasbro Programming License Agreement, that the buyer in a Sale has aired such HS Licensed Program or Program during the one-year period following the consummation of such Sale in question with comparable or greater frequency to or than the average frequency that such HS Licensed Program or Program was aired by the Company during the two-year period ending on the date of the consummation of such Sale; provided that if such HS Licensed Program or Program was aired by the Company for less than two years prior to the date of consummation of such Sale, such two-year period shall be deemed reduced for purposes of this definition to the actual period that the Company aired such HS Licensed Program or Program.

“Competitive Cable Television Network” means ****************************************************************************************************************** ****************************************************************************************************************** ****************************************************************************************************************** ****************************************************************************************************************** ******************************************************************************************

“Competitive Person” means (a) with respect to Discovery, any Person that directly or indirectly owns, operates, controls, manages or programs a Cable Television Network and (b) with respect to Hasbro, any Person that directly or indirectly owns, operates, controls or manages a toy or game manufacturer or distributor.

“Confidential Information” has the meaning set forth in Section 14.01(a).

“Consolidating Member” has the meaning set forth in Section 12.02(b).

“Contributed Assets” has the meaning set forth in the Assignment Agreement.

“Controlled Affiliate” of a Person means any Affiliate of the Person in question that is directly or indirectly, through one or more intermediaries, controlled by the Person in question.

“Covered Person” means a Member, Director, Officer or Affiliate of any Member and any officers, directors, stockholders, partners, members, employees, representatives or agents of a Member or its Affiliates, or any Person who was, at the time of the act or omission in question, such a Person.

“DCI” has the meaning set forth in the preamble hereof.

“Delaware GCL” means the Delaware General Corporation Law, as it may be succeeded or amended from time to time.

“Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal

Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be determined in the manner described in Treasury Regulations Section 1.704-1(b)(2)(iv)(g)(3) or Treasury Regulations Section 1.704-3(d)(2), as applicable.

“Digital Agreement” has the meaning set forth in the Purchase Agreement (if the Digital Agreement has been executed or, to the extent the Digital Agreement has not been executed, shall mean the Digital Term Sheet).

“Digital Term Sheet” has the meaning set forth in the Purchase Agreement.

“Director” means an individual appointed by a Member to manage the activities and affairs of the Company as a member of the Board pursuant to Article 7.

 “Discovery Controlled Affiliate” means Discovery Ultimate Parent and any of its Controlled Affiliates.

“Discovery Disclosure Letter” has the meaning set forth in the Purchase Agreement.

“Discovery Estimated Tax Amount” has the meaning set forth in Section 5.01(a)(1).

“Discovery Final Tax Amount” has the meaning set forth in Section 5.01(b)(1).

“Discovery Kids Network” means the English-language Cable Television Network currently distributed by Discovery in the United States known as “Discovery Kids Channel.”

“Discovery Kids Programming Library” has the meaning set forth in the Assignment Agreement.

“Discovery License” has the meaning set forth in Section 15.05(a)(4).

“Discovery Licensed Programming” means (a) the Underlying Works (as such term is defined in the Discovery Programming License Agreement) and (b) the programming licensed by Discovery to the Company pursuant to the Discovery Programming Letter Agreements.

“Discovery Material Breach” means:

(i)

in the case of a termination election by Hasbro pursuant to Section 15.01(g) prior to the Launch Date, a material breach by Discovery or its Controlled Affiliates of this Agreement or the Discovery Services Agreement that, individually or in the aggregate, has a material adverse effect on the Company, taken as a whole, or on Hasbro, taken as a whole; or

(ii)

in the case of a termination election by Hasbro pursuant to Section 15.01(g) after the Launch Date, (x) material and repeated breaches by Discovery or its Controlled Affiliates of material covenants or obligations of Discovery or its Controlled Affiliates in this Agreement that cause material harm to the Company or Hasbro or (y) the termination of the Discovery Services Agreement by the Company (in accordance with the terms thereof) resulting from Discovery’s or its Controlled Affiliates material breach thereof.

 “Discovery Network” means any English-language Cable Television Network owned, operated or programmed by any Discovery Controlled Affiliate and distributed in the United States.

“Discovery Payment” means each of the payments to be made to Discovery or its Affiliates by the Company under the Ancillary Agreements.

“Discovery Programming Letter Agreements” means, together, the two (2) Discovery Programming Letter Agreements between Discovery and the Company dated as of even date herewith.

“Discovery Programming License Agreement” means the Discovery Programming License Agreement entered into by and among Discovery and the Company as of the Formation Date.

“Discovery Services Agreement” means the Discovery Services Agreement entered into between Discovery and the Company as of the Formation Date.

“Discovery Ultimate Parent” means DCI and any successor or assigns thereof (whether by merger, sale of equity, operation of law or otherwise).

“Discovery Vote” has the meaning set forth in Section 7.03(a).

“Distributable Cash” means, as of any date, the excess of the cash and cash equivalents held by the Company over the sum of the amount determined by the Board to be reasonably necessary for the payment of the Company’s expenses, current liabilities and other current obligations (whether fixed or contingent), including the Company’s obligations with respect to the Discovery Payments and the Hasbro Payments, and for the establishment of appropriate reserves for other expenses, liabilities and obligations of the Company (including long-term items) as may arise, including the maintenance of adequate working capital for the continued conduct of the Business.

“Effective Tax Rate” means, at any time and from time to time, the percentage determined by the Board to be a reasonable estimate of the highest marginal combined federal, state, and local income tax rate (without giving effect to the deduction of state and local income taxes) as applicable to income earned by a corporation doing business in New York, New York with respect to taxable income allocated to the Members by the Company for federal income tax purposes.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Estimated Tax Date” has the meaning set forth in Section 5.01(a)(3).

“Estimated Tax Distribution Amount” has the meaning set forth in Section 5.01(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing Merchandising Agreements” means ******************************************************************************************************************** ******************************************************************************************************************** ******************************************************************************************************************** ******************************************

“Fair Market Value” means:

(a)

for purposes of clauses (b), (c) and (d) of the definition of Gross Asset Value and for purposes of Sections 6.01(a)(1)(ii), 6.01(a)(2)(iii) and 15.06(b), “Fair Market Value” of property means the price at which a willing seller would sell and a willing buyer would buy the subject property having full knowledge of the facts, in an arms’ length transaction without time constraints and without any compulsion to sell.  Such determinations of Fair Market Value shall be made by the Board in the exercise of its judgment in good faith; provided, however, that if a determination of Fair Market Value results in a deadlock pursuant to the procedures set forth in Section 7.03(c), then the Board shall engage a Third-Party Appraiser and such appraiser’s determination of the Fair Market Value shall be final and binding on the parties; and

(b)

****************************************************************************************** ************************************************************************************************************ ************************************************************************************************************ ************************************************************************************************************ ************************************************************************************************************ ************************************************************************************************************ ************************************************************************************************************ ************************************************************************************************************ ************************************************************************************************************ ************************************************************************************************************ ************************************************************************************************************ ***************************************************************************

********************************* ************************************************************************************************************ ************************************************************************************************************ ************************************************************************************************************ ************************************************************************************************************ ************************************************************************************************************ ****************************

“Family Group” means:

(a)

with respect to any individual (other than *************):  (i) such person’s spouse, (ii) any lineal ancestor or descendant (natural or adopted) of such person and (iii) any trust or trusts in which any of the foregoing, individually or collectively, retains control over such trust or trusts in the capacity as trustee(s) and has, directly or indirectly, at least a majority of the beneficial interests; and

(b)

with respect to *************:  (i) ************* spouse, children (natural and adopted), grandchildren (natural and adopted) and other family members, (ii) any trust, corporation, foundation, limited or general partnership, limited liability company, limited liability limited partnership or any other entity (a “Subject Entity”) established by *************, any person listed in clause (b)(i) or any combination thereof in connection with his, her or their good faith estate planning and similar wealth management programs and arrangements, provided that *************, any person listed in clause (b)(i) or any combination thereof retains control, directly or indirectly, of, or a substantial beneficial interest in, the corpus of such Subject Entity, (iii) any foundation, corporation, charitable organization or similar entity established by *************, any person listed in clause (b)(i) or any combination thereof in connection with his, her or their charitable giving, provided that *************, any person listed in clause (b)(i) or any combination thereof retains control, directly or indirectly, of, or a substantial beneficial interest in,  the corpus of such foundation, corporation, charitable organization or similar entity, (iv) any donee or other recipient of equity securities or interests in Discovery Ultimate Parent from *************, any person listed in clause (b)(i), (ii) or (iii) or any combination thereof, provided that *************, any person listed in clause (b)(i) or any combination thereof retains the right to direct the voting power represented by such equity securities or interests, and (v) upon the death of *************or any of the persons listed in clause (b)(i), such person’s estate and the executor or personal representative thereof.

“FCC” means the U.S. Federal Communications Commission or any successor agency thereto.

 “Final Tax Distribution Amount” has the meaning set forth in Section 5.01(b).

“First Negotiation Notice” has the meaning set forth in Section 8.01(b).

“Fiscal Year” means the calendar year or, in the case of the first and the last fiscal years of the Company, the fraction thereof commencing on the date on which the Company is formed under the Act or ending on the date on which the winding up of the Company is completed, as the case may be.

“Formation Date” means the date hereof.

“14-and-Under Programming” means programming that is targeted to the 14-and-under demographic or any subsidiary demographic (e.g., the 12-and-under demographic).  ******************************************************************************************************************* ******************************************************************************************************************* ******************************************************************************************************************* *********************************************

“Funding Cap” has the meaning set forth in Section 3.05.

“GAAP” means generally accepted accounting principles in the United States, as in effect from time to time.

“Gross Asset Value” means with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows:

(a)

The initial Gross Asset Value of the assets deemed contributed to the Company pursuant to Section 3.04 shall be the gross fair market value of such assets as set forth in the Members’ Schedule;

(b)

The Gross Asset Values of all Company assets shall be adjusted to equal their respective Fair Market Values, as of the following times:  (1) the acquisition of an additional Membership Interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution or for services to be rendered to or on behalf of the Company; (2) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for a Membership Interest in the Company; and (3) the liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that the adjustments pursuant to clauses (1) and (2) shall be made only if the Board reasonably determines in accordance with Article 7 that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company;

(c)

The Gross Asset Value of any Company asset distributed to any Member shall be adjusted to equal the Fair Market Value of such asset on the date of distribution; and

(d)

The Gross Asset Value of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and Section 6.03(a); provided, however, that Gross Asset Value shall not be adjusted pursuant to this clause (d) to the extent the Board determines in accordance with Article 7 that an adjustment pursuant to clause (b) is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this clause (d).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to clauses (a), (b), or (d) of this definition, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Profit and Net Loss.

“Hasbro Brand” means the specific trademark (or derivatives of the trademark) that is part of the Hasbro Intellectual Property and that is used as the title of a game (e.g., BATTLESHIP) or the title of a toy or non-game product line (e.g., TRANSFORMERS), including umbrella trademarks (or derivatives of the trademarks) that apply to multiple product lines (e.g., PLAYSKOOL) (but only the specific umbrella trademark (or derivatives of the trademark) and not any trademarks that apply to games, toys or product lines within such umbrella brand).  For the avoidance of doubt, the mark CRANIUM as it appears on Schedule 7.15(e) is in reference to the CRANIUM game and not to the CRANIUM umbrella mark.

“Hasbro Controlled Affiliate” means Hasbro Ultimate Parent and any of its Controlled Affiliates.

“Hasbro Core Brand Material Element” means (x) with regard to games, any trademark (or derivatives of the trademark) that is part of the Hasbro Intellectual Property and that is used as the title of a game (e.g., BATTLESHIP), (y) with regard to toy or non-game product lines, any trademark (or derivatives of the trademark) that is used as the title for such toy or product line (e.g., TRANSFORMERS) and any principal character or principal feature associated with such toy or product line (e.g., “Optimus Prime,” “Decepticons”), and (z) with regard to umbrella trademarks (or derivatives of the trademarks) that apply to multiple product lines, only the umbrella trademark (e.g., PLAYSKOOL) (or derivatives of the trademark) and not any trademarks that apply to games, toys or product lines within such umbrella brand.

“Hasbro Core Brands” has the meaning set forth in Section 7.15(e).

“Hasbro - Discovery Agreement” means the Hasbro-Discovery Agreement entered into by and between Hasbro and Discovery as of the Formation Date.

“Hasbro Estimated Tax Amount” has the meaning set forth in Section 5.01(a)(2).

“Hasbro Intellectual Property” has the meaning set forth in Schedule D hereto.

“Hasbro Material Breach” means

(i)

in the case of a termination election by Discovery pursuant to Section 15.01(h) prior to the Launch Date, a material breach by Hasbro or its Controlled

Affiliates of this Agreement, the Hasbro Studios Programming Agreement, the Trademark License Agreement or the Digital Agreement that, individually or in the aggregate, has a material adverse effect on the Company, taken as a whole, or on Discovery, taken as a whole; or

(ii)

in the case of a termination election by Discovery pursuant to Section 15.01(h) after the Launch Date, (x) material and repeated breaches by Hasbro or its Controlled Affiliates of material covenants or obligations of Hasbro or its Controlled Affiliates in this Agreement that cause material harm to the Company or Discovery or (y) the termination of the Hasbro Studios Programming Agreement or the Trademark License Agreement by the Company or the Company’s election to terminate the Digital Agreement (each in accordance with the terms thereof) resulting from Hasbro’s or its Controlled Affiliate’s material breach thereof.

“Hasbro Payments” means each of the payments to be made to Hasbro or its Affiliates by the Company under the Ancillary Agreements.

“Hasbro Programming License Agreement” means the Hasbro Programming Library License Agreement entered into by and among Hasbro and the Company as of the Formation Date.

“Hasbro Studios” means Hasbro, Inc. or any subsidiary or division thereof designated by Hasbro, Inc. to produce, license or distribute television programming in the United States under the Hasbro Studios Programming Agreement.

“Hasbro Studios Programming Agreement” means the Hasbro Studios Programming Development and License Agreement entered into among Discovery, Hasbro, Hasbro Studios and the Company as of the Formation Date.

“Hasbro Ultimate Parent” means Hasbro, Inc. and any successor or assigns thereof (whether by merger, sale of equity, operation of law or otherwise).

“Hasbro Vote” has the meaning set forth in Section 7.03(a).

“Hassenfeld Family” means Alan or Sylvia Hassenfeld and each of their Family Groups.

“Initial Annual Budgets” has the meaning set forth in the Purchase Agreement.

“Initial Business Plan” has the meaning set forth in the Purchase Agreement.

“Initial Period” means ******************************************************************************************************************* *****************************************

“Insufficient Bid” has the meaning set forth in Section 15.04(b)(5).

“Intellectual Property” means any (a) patents, patent applications, invention disclosures, inventions conceived whether or not reduced to practice and whether patentable or unpatentable,

and related improvements, (b) trademarks, service marks, trade dress, logos, trade names, d/b/a’s, jingles, slogans, and corporate names, and any telephone numbers containing or reflecting any of the other items identified in this definition, along with any associated goodwill, (c) copyrights, copyrightable works and works of authorship (including advertisements, commercials and promotional materials), (d) rights of publicity, (e) trade secrets and confidential business information (including ideas, formulas, compositions, know-how, research and development information, software, drawings, specifications, designs, plans, proposals, technical data, processes, techniques, databases, financial, marketing and business data, pricing and cost information, business, marketing and programming plans, and past and present customer, advertiser, website visitor, and supplier lists and information), (f) URLs, domain names and websites, including all content and materials displayed on and/or accessible through such sites, (g) copies and tangible embodiments of any of the foregoing (in whatever form or medium), and (h) licenses granting any rights with respect to any of the foregoing (including public performance licenses), (i) registrations and applications to register any of the foregoing, if applicable, and (j) rights to sue with respect to past, current and future infringements of any of the foregoing.

“Intentions Notices” has the meaning set forth in Section 15.03.

“International Website” has the meaning set forth in Section 13.01(d).

“IPTV System” means a system that digitally encodes audio-visual television programming services and uses internet protocol for the transmission and routing of such television programming services between or within the authorized point of reception and device(s) that enable the display of such services by subscribers (e.g., cable card, digital television set-top box, cable-ready television); provided that the signal related to such IPTV System is delivered to subscribers via a secure and closed transmission path and is not distributed via the public Internet and, if required by applicable law, is delivered only in specific local communities where the distributor is expressly authorized by a governmental authority to serve those communities.

“Latin America” has the meaning set forth in Section 7.15(b)(2).

“Launch Date” means ******************************************************************************************************************** ******************************************************************************************************************** ********************************************************************************

“Letter Agreement” means the Supplemental Letter Agreement between Discovery and Hasbro dated as of even date herewith.

 “Losses” means any and all losses, liabilities, damages, assessments, fines, judgments, costs and expenses, including reasonable attorney’s fees.

“Material Breach” means a Discovery Material Breach or Hasbro Material Breach, as applicable.

“Member Nonrecourse Debt” has the meaning of “partner nonrecourse debt” set forth in Treasury Regulations Section 1.704-2(b)(4).

“Member Nonrecourse Debt Minimum Gain” has the meaning of “partner nonrecourse debt minimum gain” that is set forth in Treasury Regulations Section 1.704-2(i)(2).  The amount of Member Nonrecourse Debt Minimum Gain shall be determined in accordance with Treasury Regulations Section 1.704-2(i)(3).

“Member Nonrecourse Deductions” has the meaning of “partner nonrecourse deductions” set forth in Treasury Regulations Section 1.704-2(i)(1) and (2).  The amount of Member Nonrecourse Deductions shall be determined in accordance with Treasury Regulations Section 1.702-2(i)(2).

“Members’ Schedule” means Schedule A attached hereto, as set forth in Section 3.03.

“Membership Interest” means an ownership interest in the Company and includes any and all benefits to which the holder of such Membership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement, and which may be expressed as a number of Common Units or as a Percentage Interest.

“Merchandise License Agreement” means any agreement entered into between Hasbro and the Company after the Formation Date pursuant to which the Company grants merchandising rights to Hasbro based on Intellectual Property owned or controlled by the Company.

“Mission” has the meaning set forth in Section 2.05.

“MVPD” has the meaning set forth in the definition of “Cable Television Network.”

“MVPD Technology” means cable, wire or fiber of any material, satellite, satellite master antenna, single- and multi-channel multi-point microwave distribution (so-called BRS and EBS licensed by the FCC), an IPTV System, or any successor technology adopted by any Channel Affiliates from time to time as the principal method of video programming distribution for in-home viewing; provided that the signal relating to any such television service is not intended to be intelligibly received unless authorized by the video program distributor of such service and is distributed to subscribers via a secure and closed transmission path (regardless of the technology used for such distribution).

 “Net Profit” or “Net Loss” means, for each Fiscal Year, an amount equal to the Company taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

(a)

Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing such Net Profit or Net Loss shall be added to such taxable income or loss;

(b)

Any expenditures of the Company described in Code Section 705(a)(2)(B), or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i), and which are not otherwise taken into account in computing such Net Profit or Net Loss, shall be subtracted from such taxable income or loss;

(c)

In the event the Gross Asset Value of any Company asset is adjusted pursuant to clause (b) or (c) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Profit or Net Loss and in the event of an adjustment pursuant to clause (b) of such definition, any such gain or loss shall be added to Net Profit or Net Loss, as the case may be, as if the Company had sold all of its assets at fair market value in liquidation in accordance with Section 15.06;

(d)

Gain or loss resulting from any disposition of Company property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

(e)

In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year;

(f)

Notwithstanding anything to the contrary in the definition of the terms “Net Profit” and “Net Loss,” any items which are specially allocated pursuant to Section 6.03 (other than as provided in Section 6.03(a)) or Section 6.04 hereof shall not be taken into account in computing such Net Profit or Net Loss; and

(g)

For purposes of this Agreement, any deduction for a loss on a sale or exchange of Company property which is disallowed to the Company under Code Section 267(a)(1) or 707(b) shall be treated as a Code Section 705(a)(2)(B) expenditure.

The amounts of the items of Company income, gain, loss, or deduction available to be specially allocated pursuant to Section 6.03 or 6.04 shall be determined by applying rules analogous to those set forth in this definition of Net Profit and Net Loss.

“Network” means the English-language Cable Television Network to be distributed by the Company in the United States airing for 24 hours a day, seven days a week, which will initially be the Discovery Kids Network and which will, after the rebranding of the Discovery Kids Network, be distributed under the Agreed Name, together with any so-called “multiplexed” Cable Television Networks that are approved by the Board pursuant to Section 7.03; it being understood that the term “Network” shall be deemed to include any such “multiplexed” Cable Television Networks for all purposes under the Ancillary Agreements.

“************************” means *********************** and their Family Group.

“Nonrecourse Deductions” has the meaning set forth in Treasury Regulations Section 1.704-2(b)(1).

“Nonrecourse Liability” has the meaning set forth in Treasury Regulations Sections 1.704-2(b)(3) and 1.752-1(a)(2).

“Offeree” has the meaning set forth in Section 8.01(b).

“Offeror” has the meaning set forth in Section 8.01(b).

“Officers” has the meaning set forth in Section 7.09(a).

“Operating Cash Flow Deficit” has the meaning set forth in Section 3.05.

“Percentage Interest” means, with respect to a Member, such Member’s percentage interest in the Company as determined by dividing the number of Common Units owned by such Member by the total number of Common Units then outstanding, as specified in Schedule A attached hereto as amended from time to time.

“Permitted Holder” means, subject to the last sentence in the definition of “Change of Control Transaction,”

(a)

with respect to Discovery Ultimate Parent, each of the following Persons:  (1) ******************; (2) any publicly-traded corporation listed on Schedule 1.01 attached hereto of which ****************** and his Family Group are the “beneficial owners” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that ****************** and his Family Group shall be deemed to have “beneficial ownership” of all securities that ****************** and his Family Group have the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of greater than 20 percent (20%) of the total voting power of the outstanding equity securities or interests of such publicly-traded corporation (exclusive of any voting power retained, directly or indirectly, by other members of any “group” (as such term is used for purposes of Rule 13d-5 under the Exchange Act) other than ****************** and his Family Group) and such voting power is greater than the total voting power of the outstanding equity securities or interests of such publicly-traded corporation “beneficially owned” by any other Person (exclusive of any voting power retained exclusively by ****************** and his Family Group, directly or indirectly, as a member of any “group”)); (3) Controlled Affiliates of ****************** ; (4) members of the Family Group of ****************** or their Controlled Affiliates; (5) the ******************; (6) ******************  (so long as it is a Controlled Affiliate of the ******************); and (7) Controlled Affiliates of the ******************;

(b)

with respect to any Affiliate of Discovery Ultimate Parent which owns Membership Interests, (1) any Permitted Holder of Discovery Ultimate Parent or (2) any Wholly-Owned Affiliate of Discovery Ultimate Parent;

(c)

with respect to Hasbro Ultimate Parent, each of the following Persons: (1) the Hassenfeld Family; and (2) Controlled Affiliates of the Hassenfeld Family; and

(d)

 with respect to any Affiliate of Hasbro Ultimate Parent which owns Membership Interests, (1) any Permitted Holder of Hasbro Ultimate Parent or (2) any Wholly-Owned Affiliate of Hasbro Ultimate Parent.

“Permitted Transferee” has the meaning set forth in Section 8.01(a), subject to the last sentence in the definition of “Change of Control Transaction.”

“Person” means an individual or a corporation, partnership, limited liability company, trust, unincorporated organization, association or any other entity.

“Pre-Launch Programming Fees” means an amount equal to (a) any amounts paid by the Company to Hasbro Studios pursuant to the Hasbro Studios Programming Agreement and (b) any amounts paid by the Company to Hasbro pursuant to the Hasbro Programming License Agreement, in each case, during the period commencing on the Formation Date and ending on the date of a Sale pursuant to Section 15.02(a).

“Programming Guidelines” has the meaning set forth in Section 7.12.

“Purchase Agreement” means the Purchase Agreement entered into by and among the Hasbro, Discovery and DCI on April 29, 2009.

“Receiving Party” has the meaning set forth in Section 14.01(b).

“Regulatory Allocations” has the meaning set forth in Section 6.04.

“Related-Party Transaction” has the meaning set forth in Section 7.13.

“Sale” means an auction and/or sale of the Company or the portion thereof as provided in Sections 15.02, 15.03 and/or 15.04 (whether by way of merger, consolidation, sale of equity, sale of assets or otherwise).

 “Securities Act” means the Securities Act of 1933, as amended.

“Signing Date” means the date of execution of the Purchase Agreement.

“Subject Entity” has the meaning set forth in the definition of “Family Group.”

“Subject Interests” has the meaning set forth in Section 8.01(b).

“Substituted Member” has the meaning set forth in Section 8.06(a).

“Superior Offer” means any bid, offer or proposal made in writing on terms which are, taking into account all financial, regulatory, legal and other aspects of such bid, offer or proposal, including the financing terms thereof, (a) more favorable from a financial point of view to the Member or Members, as applicable, than any other competing bid, offer or proposal and (b) reasonably capable of being completed.

“Tax Matters Partner” has the meaning given to such term in Section 6231 of the Code.

“Telecast Rights” means the rights to create and/or authorize the creation of, a television program and to distribute and/or authorize the distribution of, such program on a Cable Television Network or via Broadcast Television in the United States.

“Term” means the period commencing on the Formation Date and ending on the date a Sale is consummated or the Company is earlier dissolved and terminated in accordance with the provisions of Article 15.

 “Termination Costs” means any costs and expenses incurred or reasonably expected to be incurred by the Company that arise out of the termination of any contracts, agreements, or other arrangements or relationships with third parties (including employees of the Company) following a termination pursuant to the first and second sentences of Section 15.02(a) (e.g., severance payable to employees, termination payments to extinguish contractual obligations, etc.).

“Third-Party Appraiser” means an independent third-party appraiser from a nationally recognized investment bank, independent accounting firm or appraisal firm familiar with the media and entertainment industries.  Where the context contemplates that Discovery and Hasbro will mutually agree on a third-party appraiser, “Third-Party Appraiser” means such an appraiser mutually agreed upon by Discovery and Hasbro, and if Discovery and Hasbro are unable to agree upon such appraiser, each shall designate a third-party appraiser from a nationally recognized investment bank, independent accounting firm or appraisal firm familiar with the media and entertainment industries, which two appraisers shall designate a third appraiser to be the independent third-party appraiser.

“Trademark License Agreement” means the Trademark License Agreement entered into by and among the Company, Hasbro and Discovery as of the Formation Date.

“Transfer” means to transfer, sell, assign, convey, pledge, mortgage, encumber, hypothecate or otherwise dispose of all or any portion of the ownership interest or other rights in question, irrespective of whether any of the foregoing are effected voluntarily or involuntarily, directly or indirectly, by merger, sale of equity, operation of law or otherwise.  The terms “Transferred,” “Transferor,” “Transferee” and similar variations shall have correlative meanings.

“Treasury Regulations” includes proposed, temporary and final regulations promulgated under the Code in effect as of the date of filing the Certificate of Formation and the corresponding sections of any regulations subsequently issued that amend or supersede those regulations.

“Treasury Secretary” has the meaning set forth in Section 11.03(b).

“United States” or “U.S.” means the United States and its territories, possessions and commonwealths (including Puerto Rico, the United States Virgin Islands and Guam).

“Unrecouped Guarantees” means an amount equal to (a) the sum of all Guarantee Payments paid to the Company pursuant to Section 1.03 of Schedule D minus (b) the sum of all Hasbro Revenue Share Payments payable by Hasbro pursuant to Section 1.04(a) of Schedule D that were recouped rather than paid in accordance with Section 1.03(b) of Schedule D, in each case, during the period commencing on the Formation Date and ending on the date of consummation of a Sale.

“Unwind Price” means:

************************************************************************************************************* ******************************************************************************************************************* ******************************************************************************************************************* ******************************************************************************************************************* ******************************************************************************************************************* ******************************************************************************************************************* ******************************************************************************************************************* ******************************************************************************************************************* ******************************************************************************************************************* ******************************************************************************************************************* *******************************************************************************************************************

“Withholding Advance” has the meaning set forth in Section 5.02(b).

“Wholly-Owned Affiliate” of a Person means (i) any Wholly-Owned Subsidiary (as defined below) of such Person, (ii) any Affiliate of such Person that owns, directly or indirectly, all of the equity interests of such Person, and (iii) any direct or indirect Wholly-Owned Subsidiary of any such Affiliate described in clause (ii), where “Wholly-Owned Subsidiary” of a Person means any Affiliate of such Person all of the equity interests of which are owned, directly or indirectly, by such Person.

1.02.

Construction.

(a)

Whenever the context requires, the gender of all words used in this Agreement includes the masculine, feminine and neuter, and words (including defined terms) in the singular include the plural and vice versa.  All references to Articles and Sections refer to articles and sections of this Agreement (unless the context otherwise requires), and all references to Schedules and Exhibits are to schedules and exhibits attached hereto (unless the context otherwise requires), each of which is made a part hereof for all purposes.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “for example,” the abbreviation “e.g.” and similar variations shall be deemed to be followed by the phrase “by way of illustration and not limitation.”  The terms “hereof,” “herein,” “herewith,” and “hereunder” and words of similar import shall be construed to refer to this Agreement as a whole (including all of the Schedules and Exhibits hereto) and not to any particular provision of this Agreement unless otherwise specified.

(b)

Unless the context otherwise requires, in the event a Member directly Transfers a portion (but not all) of its Membership Interest to a Permitted Transferee and the Permitted Transferee is admitted as a Member:  (1) such initial Member and Permitted Transferee shall (A) be grouped together and considered a single Member, (B) act collectively and (C) be represented by such initial Member, who shall have the authority to represent and bind such Permitted Transferee and to receive and provide all notices on its behalf; (2) with respect to Discovery, any references to Member or Discovery shall collectively refer to Discovery and such Permitted Transferee; and (3) with respect to Hasbro, any references to a Member or Hasbro shall collectively refer to Hasbro and such Permitted Transferee.

(c)

Unless the context otherwise requires, in the event a Member Transfers its entire Membership Interest in accordance with Article 8, subject to Section 8.07, and the Transferee is admitted to the Company as a Substituted Member pursuant to Section 8.06, references to Member, Hasbro or Discovery, as applicable, in this Agreement shall mean such Substituted Member, and such Substituted Member shall be considered the initial Member for purposes of Section 1.02(b).

(d)

For the avoidance of doubt, the terms of construction set forth in Sections 1.02(b) and (c) shall be fully applicable (except where they are not applicable by their terms above) whether or not a particular provision of this Agreement includes or does not include a specific reference to “Permitted Transferee.”

(e)

For purposes of this Agreement, any reference to a defined term in or provision of any Ancillary Agreement that shall have been terminated as of any date of determination shall, to the extent consistent with the substantive effect of such termination, be deemed to be a reference to such defined term or provision as in effect immediately prior to the termination of such Ancillary Agreement.

(f)

For the purposes of this Agreement, although the Company would be an Affiliate and Controlled Affiliate of each of Discovery, DCI and Hasbro, the Parties have agreed that the Company shall not be treated as such for the purposes of this Agreement.  Accordingly, without limiting the foregoing, any provision hereof purporting to be binding upon, or to obligate, a Member and its “Affiliates” or “Controlled Affiliates,” or which requires a Member to cause its “Affiliates” or “Controlled Affiliates” to take, or refrain from taking, any action, shall be deemed to exclude the Company and its Controlled Affiliates unless expressly provided otherwise.

ARTICLE 2
Organization

2.01.

Formation.  Discovery has caused the Certificate to be filed with the Secretary of State of the State of Delaware.  The Company shall cause the Certificate to be filed or recorded in any other public office where filing or recording is required or advisable.  The Members and the Company shall do, and continue to do, all things that are required or advisable to maintain the Company as a limited liability company existing pursuant to the laws of the State of Delaware.

2.02.

Name.  The name of the Company is “DHJV Company LLC.”  The Board may change the name of the Company at any time and from time to time, subject to the affirmative written approval of each Member.  The Business may be conducted in the name of the Company or such other names that comply with applicable law as the Board may select from time to time, subject to the affirmative written approval of each Member and compliance with the Ancillary Agreements.

2.03.

Principal Office.  The principal office of the Company shall be at such place as the Board may designate from time to time, which office need not be in the State of Delaware.  The Company may also have such other offices as the Board may designate from time to time.

2.04.

Registered Agent for Service of Process.  The Company shall continuously maintain with the State of Delaware an agent for service of process, which agent shall be named in the Certificate, as it may be amended from time to time.  The Board may change the agent for service of process as it from time to time may determine.

2.05.

Mission.  The “Mission” of the Company shall be to operate an English-language Network primarily programmed with 14-and-Under Programming.

2.06.

Purposes.  The purpose of the Company shall be solely to engage in the Business.

2.07.

Term.  The Company commenced on the date the Certificate was filed pursuant to the Act and shall exist perpetually unless earlier dissolved and terminated in accordance with the provisions of Article 15.

2.08.

Limited Liability Company Agreement.  Each Member hereby executes this Agreement for the purpose of establishing the affairs of the Company and the conduct of its business in accordance with the provisions of the Act.  Each Member acknowledges that, during the Term, the rights and obligations of the Members with respect to the Company shall be determined in accordance with the Act and the terms and conditions of this Agreement; provided that to the extent that the rights and obligations of either Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

ARTICLE 3
Initial Business Plan; Annual Budget; Common Units; Capital Contributions

3.01.

Initial Business Plan.  The Initial Business Plan shall be the business plan of the Company for the period from the Formation Date through December 31, 2015 and sets forth the Initial Annual Budgets for each Fiscal Year during the Initial Period.  Following the appointment of the chief executive officer of the Company (the “Chief Executive Officer”), the Members shall consult with the Chief Executive Officer regarding the Initial Business Plan and the Initial Annual Budgets, and after such consultations, Discovery and Hasbro may make any adjustments and modifications to the Initial Business Plan and the Initial Annual Budgets as they may mutually agree upon, which as so agreed shall constitute the applicable Initial Business Plan and the Initial Annual Budgets for purposes of this Agreement from and after the time so agreed.

3.02.

Annual Budget.

(a)

By October 15 of each calendar year beginning in 2009, the Chief Executive Officer shall cause to be prepared and presented to the Board the proposed Annual Budget for the next succeeding Fiscal Year (or, in the case of any Annual Budget for a Fiscal Year during the Initial Period, the Chief Executive Officer’s proposed modifications, if any, to the applicable Initial Annual Budget for the next succeeding Fiscal Year).  The proposed Annual Budget for all Fiscal Years shall set forth the annual operating and capital budget of the Company on a quarterly basis.

(b)

For a period of 30 days following the date on which the proposed Annual Budget is presented to the Board, the Board shall review such Annual Budget and shall make such modifications to such proposed Annual Budget as are mutually desirable and agreeable.  If the Board does not approve any proposed modifications to an Initial Annual Budget (including after applying the deadlock procedures set forth in Section 7.03(c)), then the Initial Annual Budget shall continue in effect with respect to any such Fiscal Year until the earlier of such time as such an Initial Annual Budget modification is approved or the end of the applicable Fiscal Year.  If the Board does not approve an Annual Budget for any Fiscal Year after the Initial Period (including after the deadlock procedures set forth in Section 7.03(c)), then, subject to the Members’ termination rights under Article 15, the Annual Budget for the immediately preceding Fiscal Year shall be the Annual Budget for the Fiscal Year in question.  Notwithstanding the foregoing, to the extent that, after giving effect to Section 3.05, the Company would still reasonably be expected to have an Operating Cash Flow Deficit, then, unless the Board may otherwise determine, the Chief Executive Officer shall modify variable expense line items contained in any such Annual Budget in order to eliminate such Operating Cash Flow Deficit; provided, however, that any such modification shall be designed to minimize any reduction in the Company’s programming expenditures to the maximum extent reasonably practicable and shall not reduce the budget for programming to be licensed by the Company from Hasbro Studios; provided further that if, after giving effect to Section 3.05 and after such modifications to variable expense line items are made, the Company would still reasonably be expected to have an Operating Cash Flow deficit, then, unless the Board may otherwise determine, the Chief Executive Officer may reduce the budget for programming to be licensed by the Company from Hasbro Studios but on no more than a pro rata basis as compared to the aggregate reduction of all variable expense line items.

3.03.

Common Units.  The Membership Interests of the Members shall be represented by issued and outstanding “Common Units.”  The Secretary, or other Officer, of the Company shall maintain a schedule of all Members, with their respective addresses and facsimile numbers and the Common Units held by them indicated therein, which shall be amended, modified or supplemented from time to time to reflect accurately any Transfer in accordance with Article 8 or any other future changes with respect to the Members and the Common Units, a copy of which as of the execution of this Agreement is attached hereto as Schedule A (the “Members’ Schedule”). The number of Common Units issued to each Member as of the Formation Date is set forth opposite such Member’s name on the Members’ Schedule attached hereto as Schedule A.

3.04.

Deemed Initial Capital Contributions; Tax Treatment.  The parties agree that for federal income tax purposes, (i) the purchase of the fifty percent (50%) Membership Interest by Hasbro from Discovery pursuant to the Purchase Agreement shall be treated consistently and in accordance with Revenue Ruling 99-5, 1999-1 C.B. 434 and (ii) immediately after such purchase, the Company shall be classified as a partnership for federal income tax purposes.

3.05.

Additional Capital Contributions; Funding Commitment.  To the extent the revenues of the Company are insufficient to fund the Company’s operating costs and expenses (an “Operating Cash Flow Deficit”) as budgeted in the Initial Business Plan or any Annual Budget, each Member shall be obligated to make Capital Contributions to the Company in accordance with this Section 3.05, up to the aggregate amount of $15 million for each Member (the “Funding Cap”).  Each month, not less than five Business Days prior to the last Business Day of such month, the Board, in consultation with the Company’s Chief Executive Officer, shall determine the total amount of the Operating Cash Flow Deficit, if any, reasonably anticipated for the succeeding month.  On or before the last Business Day of such month, each Member shall make a cash Capital Contribution in the amount of its proportionate share (based on its Percentage Interest) of the applicable Operating Cash Flow Deficit, provided that no Member shall be obligated to make an aggregate amount of Capital Contributions during the Term in excess of its Funding Cap.  After a Member has made Capital Contributions pursuant to this Section 3.05 in an aggregate amount equal to its Funding Cap, no Member shall have any further obligations under this Section 3.05.  Except as provided under this Section 3.05, neither Discovery nor Hasbro shall have any obligation or commitment to make any additional Capital Contributions or otherwise provide funds to the Company.

3.06.

No Third Party Beneficiaries.  The right of the Company to call for contributions of additional capital or arrange for loans to the Company under the terms of this Agreement does not confer any rights or benefits to or upon any Person who is not a party to this Agreement.

3.07.

Return of Contributions.  A Member shall not be entitled to the return of any part of its Capital Contributions or to be paid interest in respect of either its Capital Account or its Capital Contributions.  An unrepaid Capital Contribution is not a liability of the Company or of any Member.  A Member shall not be required to contribute or to lend any cash or property to the Company to enable the Company to return any Member’s Capital Contributions.  Subject to

Article 15, under any circumstances requiring a return of all or any portion of a Capital Contribution, no Member shall have the right to receive property other than cash; provided that in the event any property is distributed to the Members, except as otherwise provided in Article 15, each Member shall have the right to receive its pro rata portion of such property based on such Member’s Percentage Interest.

ARTICLE 4
Members; Membership Interests

4.01.

Voting Rights of Members.  Members shall not be entitled to vote with respect to any matters except as required by nonwaivable provisions of applicable law or this Agreement.  On all matters submitted to a vote of the Members, each of Discovery and Hasbro shall have one vote.  This provision is in addition to, and does not affect, any provision of this Agreement or any Ancillary Agreement that requires the consent or approval of a Member with respect to a particular matter.

4.02.

Meetings of Members.

(a)

A quorum shall be present at a meeting of Members only if each of Discovery and Hasbro is represented at the meeting in person, via conference telephone or similar communications equipment or by proxy.  With respect to any matter, any resolution adopted, decision made or action undertaken by the Members shall require the affirmative vote of each of Discovery and Hasbro.  This provision is in addition to, and does not affect, any provision of this Agreement or any Ancillary Agreement that requires the consent or approval of a Member with respect to a particular matter.

(b)

All meetings of the Members shall be held at such time and place as the Board may from time to time determine, provided that Members may participate in or hold any such meeting by means of conference telephone or similar communications equipment by means of which all Persons participating in the meeting can hear each other.  The Board shall provide each Member with at least 48 hours notice of any such meeting.  Such notice need not state the purpose or purposes of, nor the business to be transacted at, such meeting, except as may otherwise be required by nonwaivable provisions of applicable law or this Agreement.  Representation of a Member at a meeting shall constitute a waiver of notice of such meeting, except where a representative of a Member attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not called or convened lawfully or in accordance with this Agreement.

4.03.

Proxies.  A Member may vote either in person, via conference telephone or similar communications equipment, or by proxy executed in writing by such Member.  A facsimile or similar transmission by any Member (including a facsimile delivered by electronic mail), or a photographic, photostatic or similar reproduction of a writing executed by such Member shall be treated as an execution in writing for purposes of this Section 4.03.  A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable.

4.04.

Action of Members by Written Consent.  Any action required or permitted to be taken at any meeting of the Members may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all of the Members and the consent is filed with the minutes of the proceedings of the Members.

4.05.

Liability to Third Parties.  No Member, Director or Officer shall be liable for the debts, obligations or liabilities of the Company in their capacity as such.

4.06.

Lack of Authority.  Except as specifically provided herein, none of the Members, in such capacity, shall have the authority or power to act for or on behalf of the Company, to do any act that would be binding on the Company, or to incur any obligations or liabilities on behalf of the Company.

ARTICLE 5
Distributions

5.01.

Distributions.

(a)

As soon as practicable after the delivery of the reports described in Section 12.02(a)(2) for a calendar quarter, the Tax Matters Partner shall estimate in good faith the taxable income to be allocated to each of Discovery and Hasbro for such calendar quarter.  Thereafter, subject to any contractual restrictions to which the Company is subject, within five (5) days after such estimate is so determined, the Company shall distribute to the Members Distributable Cash, in accordance with their Percentage Interests, in an amount equal to the Estimated Tax Distribution Amount.  For purposes of this Section 5.01(a), the “Estimated Tax Distribution Amount” shall equal the greater of the Discovery Estimated Tax Amount or the Hasbro Estimated Tax Amount.

(1)

The “Discovery Estimated Tax Amount” means (i) the taxable income to be allocated to Discovery for the calendar quarter ended on the Estimated Tax Date (as estimated in good faith by the Tax Matters Partner), multiplied by (ii) the Effective Tax Rate for such calendar quarter, and divided by (iii) Discovery’s Percentage Interest.

(2)

The “Hasbro Estimated Tax Amount” means (i) the taxable income to be allocated to Hasbro for the calendar quarter ended on the Estimated Tax Date (as estimated in good faith by the Tax Matters Partner), multiplied by (ii) the Effective Tax Rate for such calendar quarter, and divided by (iii) Hasbro’s Percentage Interest.

(3)

An “Estimated Tax Date” means the last day of a calendar quarter.

(b)

Within five (5) days after the filing of the Company’s federal income tax return for a taxable year, the Company shall distribute to the Members Distributable Cash, in accordance with their Percentage Interests, in an amount equal to the Final Tax Distribution Amount.  For purposes of this Section 5.01(b), the “Final Tax Distribution Amount” shall equal the greater of the Discovery Final Tax Amount or the Hasbro Final Tax Amount.

(1)

The “Discovery Final Tax Amount” means (i) the excess, if any, of (1) the taxable income allocated to Discovery for such taxable year as shown on such federal income tax return, multiplied by the Effective Tax Rate for such taxable year, over (2) the sum of the distributions to Discovery for each of the calendar quarters in such taxable year pursuant to Section 5.01(a), divided by (ii) Discovery’s Percentage Interest.

(2)

The “Hasbro Final Tax Amount” means (i) the excess, if any, of (1) the taxable income allocated to Hasbro for such taxable year as shown on such federal income tax return, multiplied by the Effective Tax Rate for such taxable year, over (2) the sum of the distributions to Hasbro for each of the calendar quarters in such taxable year pursuant to Section 5.01(a), divided by (ii) Hasbro’s Percentage Interest.

(c)

To the extent there is insufficient Distributable Cash to make the distributions required by Sections 5.01(a) or 5.01(b) at the time required, the Company shall distribute the available Distributable Cash to the Members in accordance with their Percentage Interests, and thereafter as Distributable Cash becomes available the Company shall distribute the excess of the amounts required to be distributed pursuant to Sections 5.01(a) and 5.01(b) over the amounts actually distributed.

(d)

After the Company has made distributions required by Sections 5.01(a), 5.01(b), and 5.01(c), the Company shall, subject to any contractual restrictions to which the Company is subject, distribute, at least annually, all remaining Distributable Cash to the Members in accordance with their Percentage Interests.

(e)

Distributions to each Member pursuant to this Agreement shall be made pursuant to payment instructions specified by each such Member by notice given to the Company pursuant to Section 16.02.

(f)

No distribution shall be made by the Company except in accordance with this Article 5 and Article 15, except as otherwise agreed by the Board or the Members.

5.02.

Tax Withholding.

(a)

The Company shall seek to qualify for and obtain exemptions from any provision of the Code or any provision of state, local, or foreign tax law that would otherwise require the Company to withhold amounts from payments or distributions to the Members.  If the Company does not obtain any such exemption, the Company is authorized, after notice to the Members, to withhold from any payment or distribution to either Member any amounts that are required to be withheld pursuant to the Code or any provision of any state, local, or foreign tax law that is binding on the Company.

(b)

Any amount withheld with respect to any payment or distribution to any Member shall be credited against the amount of the payment or distribution to which the Member would otherwise be entitled.  If the Code or any provision of any state, local, or foreign tax law that is binding on the Company requires that the Company remit to any taxing authority any withholding tax with respect to, or for the account of, any Member in its capacity as a Member, the Company shall, to the extent that Company funds are available therefor, remit the full required amount of such withholding tax to the taxing authority and shall notify such Member in writing of its obligation to pay to the Company such withholding tax to the extent it exceeds the amount of any payment or distribution to which such Member would otherwise then be entitled.  Each Member shall pay to the Company, within five Business Days after its receipt of written notice from the Company that withholding is required with respect to such Member, any amounts required to be remitted by the Company to any taxing authority with respect to such Member that are in excess of the amount of any payment or distribution to which such Member would otherwise be entitled.  If the Company is required to remit any withholding tax with respect to, or for the account of, any Member prior to the Company’s receipt of any payment required to be made by such Member pursuant to the preceding sentence, the amount of the payment required to be made by such Member shall be treated as a loan (the “Withholding Advance”) from the Company to the Member, which shall accrue interest from the date the Company is required to remit such withholding tax until paid by such Member or credited against payments or distributions to which such Member would otherwise be entitled as provided in Section 5.02(c), at a rate of 15.0 percent (15.0%) per year, compounded semi-annually.

(c)

Any Withholding Advance made to a Member and any interest accrued thereon shall be credited against, and shall be offset by, the amount of any later payment or distribution to which the Member would otherwise be entitled (without duplication of the credit provided in the first sentence of Section 5.02(b)), with any credit for accrued and unpaid interest as of the date such payment or distribution would otherwise have been made being applied before any credit for the amount of the Withholding Advance.  Any Withholding Advance made to a Member and any interest accrued thereon, to the extent it has not previously been paid by the Member in cash or fully credited against payments or distributions to which the Member would otherwise be entitled, shall be paid by the Member to the Company upon the earliest of (1) the dissolution of the Company or (2) the date on which the Member ceases to be a Member of the Company.

(d)

All amounts that are credited against distributions to which a Member would otherwise be entitled pursuant to this Article 5 shall be treated as amounts distributed to such Member for all purposes of this Agreement, and, if credited against payments to which a Member would otherwise be entitled under this Agreement or any other amount due to such Member from the Company, such amounts shall be treated as amounts paid to such Member for all purposes of this Agreement.

ARTICLE 6
Capital Accounts; Allocations of Profit and Loss

6.01.

Capital Account.

(a)

A separate Capital Account shall be maintained for each Member.  With respect to each Member, “Capital Account” shall mean the fair market value of the property deemed to have been contributed by such Member to the Company pursuant to Section 3.04 (net of liabilities that are secured by such contributed property or that the Company or any other Member is considered to assume or take subject to under Code

Section 752) as set forth on the Members’ Schedule, (1) increased by (i) any cash contributed or deemed contributed to the Company by such Member on or after the Formation Date, (ii) the Fair Market Value of any other property contributed or deemed contributed by such Member to the Company (net of liabilities that are secured by such contributed property or that the Company or any other Member is considered to assume or take subject to under Code Section 752), (iii) allocations to such Member of Net Profit and any items of income and gain that are specially allocated pursuant to Section 6.03, 6.04 or 6.05, (iv) any Company liabilities assumed by the Member or secured, in whole or in part, by any Company assets that are distributed to the Member, and (v) other additions allocated to such Member in accordance with the Code; and (2) decreased by (i) the amount of cash distributed to such Member by the Company, (ii) allocations to such Member of Net Loss and any items of loss and deduction that are specially allocated pursuant to Section 6.03, 6.04 or 6.05, (iii) the Fair Market Value of property distributed to such Member by the Company (net of liabilities that are secured by such distributed property or that such Member is considered to assume or take subject to under Code Section 752), and (iv) other deductions allocated to such Member in accordance with the Code.

(b)

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b)(2)(iv), and shall be interpreted and applied in a manner consistent with such regulations.

(c)

In the event of a permitted Transfer of Common Units pursuant to Article 8, the Capital Account (or applicable portion thereof) of the Transferor shall become the Capital Account of the Transferee to the extent it relates to the Transferred Common Units.

6.02.

In General.

(a)

Net Profit or Net Loss for each Fiscal Year (or portion thereof) shall be allocated to the Members in accordance with their Percentage Interests:

(b)

To the extent an allocation of Net Loss pursuant to Section 6.02(a) would cause a Member to have a deficit balance in its Adjusted Capital Account as of the end of the Fiscal Year to which the allocation relates (or would increase any such deficit), such Net Loss shall be reallocated to the other Members having positive Capital Account balances pro rata in accordance with the positive balance of such Members’ Capital Accounts.

6.03.

Special Allocations.

(a)

Except as otherwise provided in Treasury Regulations Section 1.704-2(f), notwithstanding any other provision of this Article 6 , if there is a net decrease in Company Minimum Gain during any Company Fiscal Year, each Member shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, for subsequent Fiscal Years) in an amount equal to such Member’s share of the net decrease in Company Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g).  Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto.  The items of Company income and gain to be allocated pursuant to this Section 6.03(a) shall be determined in accordance with Treasury Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2).  This Section 6.03(a) is intended to comply with the minimum gain chargeback requirement in Treasury Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

(b)

Except as otherwise provided in Treasury Regulations Section 1.704-2(i)(4), notwithstanding any other provision of this Article 6 other than Section 6.03(a), if there is a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt during any Fiscal Year, each Member with a share of the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(5), shall be specially allocated items of Company income and gain for the year (and, if necessary, for subsequent Fiscal Years) in an amount equal to such Member’s share of the net decrease in Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt (determined in accordance with Treasury Regulations Section 1.704-2(i)(4)).  Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto.  The items of Company income and gain to be allocated pursuant to this Section 6.03(b) shall be determined in accordance with Treasury Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2).  This Section 6.03(b) is intended to comply with the minimum gain chargeback requirement in Treasury Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

(c)

In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6), items of Company income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, any deficit balance of such Member’s Adjusted Capital Account as quickly as possible; provided, however, that an allocation pursuant to this Section 6.03(c) shall be made only if and to the extent that such Member would have a deficit balance in its Adjusted Capital Account after all other allocations provided for in this Article 6 have been tentatively made as if this Section 6.03(c) were not in this Agreement.

(d)

In the event any Member has a deficit Capital Account at the end of any Fiscal Year that is in excess of the sum of (i) the amount such Member is obligated to restore to the Company pursuant to any provision of this Agreement, (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentence of Treasury Regulations Section 1.704-2(g)(1) and (iii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentence of Treasury Regulations Section 1.704-2(i)(5), each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible; provided, however, that an allocation pursuant to this Section 6.03(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article 6 have been tentatively made as if Section 6.03(c) and this Section 6.03(d) were not in this Agreement.

(e)

Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated to the Members in accordance with their Percentage Interests.

(f)

Any Member Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i).

(g)

To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or 743(b) is required pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member’s Membership Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of such asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Profit and Net Loss.  To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of its interest, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Members in accordance with their Percentage Interests in the Company in the event Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Member to whom such distribution is made in the event Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

6.04.

Curative Allocations.  The allocations set forth in Section 6.02(b) and Section 6.03 hereof (the “Regulatory Allocations”) are intended to comply with certain requirements of the Treasury Regulations.  It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 6.04.  Therefore, notwithstanding any other provision of this Article 6 (other than the Regulatory Allocations), the Board shall cause the Company to make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines to be appropriate in accordance with Article 6 so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not in this Agreement.  In exercising its discretion under this Section 6.04, the Board shall take into account future Regulatory Allocations under Sections 6.03(a) and 6.03(b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 6.03(e) and 6.03(f).

6.05.

Other Allocation Rules.

(a)

If any fees or other payments deducted for federal income tax purposes by the Company are recharacterized by a final determination of the Internal Revenue Service as nondeductible distributions to any Member, then, notwithstanding all other allocation provisions, items of income and gain shall be allocated to such Member (for each Fiscal Year in which such recharacterization occurs) in an amount equal to the fees or payments recharacterized.

(b)

The Board is hereby authorized in its discretion to amend this Agreement without the consent of the Members in any manner necessary or desirable to (1) provide for “forfeiture allocations” under any final Treasury Regulations concerning the transfers of partnership interests in connection with the performance of services and (2) to enable the Company and any Person issued a Membership Interest for services to value for income tax purposes such compensatory membership interest at its liquidation value.  Each Member hereby agrees, upon the request of the Board, to consent to and to provide any required information in connection with any such forfeiture allocations, related tax elections or other related actions of the Company.

(c)

In the event that any item or items of income, gain, loss or deduction of the Company or any Member is reallocated between the Company and any Member pursuant to Section 482 of the Code, then the allocation of the income, gain, loss or deduction of the Company for the year in which such reallocation occurs shall be made in such a fashion that the Capital Accounts of all Members, after taking into account any deemed contributions or distributions arising in connection with such reallocation, shall be, to the fullest extent possible, in proportion to each Member’s Percentage Interest.

(d)

Solely for purposes of determining a Member’s proportionate share of the “excess nonrecourse liabilities” of the Company within the meaning of Treasury Regulations Section 1.752-3(a), the Members’ interests in the Company’s profits are in proportion to their Percentage Interests.

(e)

To the extent permitted by Treasury Regulations Section 1.704-2(h)(3), the Board shall endeavor to treat distributions of cash as having been made from the proceeds of a Nonrecourse Liability or a Member Nonrecourse Debt only to the extent that such distributions would cause or increase a deficit balance in any Member’s Adjusted Capital Account.

6.06.

Tax Allocations:  Code Section 704(c).

(a)

Except as otherwise provided in this Section 6.06, all items of income, gain, loss and deduction recognized for income tax purposes shall be allocated to the Members in accordance with the allocation of the corresponding “book” items pursuant to Sections 6.02, 6.03, 6.04 and 6.05.

(b)

In accordance with Code Section 704(c) and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any property contributed or deemed contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its initial Gross Asset Value using the remedial allocation method described in Treasury Regulations Section 1.704-3(d).

(c)

In the event the Gross Asset Value of any Company asset is adjusted pursuant to clause (b) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Treasury Regulations thereunder.

(d)

Any elections or other decisions relating to such allocations shall be made by the Board in any manner that reasonably reflects the purpose and intention of this Agreement.

6.07.

Interim Allocations Due to Percentage Interest Adjustment.  If a Percentage Interest is the subject of a Transfer or is changed pursuant to the terms of this Agreement during any Fiscal Year, the amount of Net Income and Net Loss to be allocated to the Members for such entire Fiscal Year in accordance with their respective Percentage Interests shall be allocated to the portion of such Fiscal Year which precedes the date of such Transfer or change (and if there shall have been a prior Transfer or change in such Fiscal Year, which commences on the date of such prior Transfer or change) and to the portion of such Fiscal Year which occurs on and after the date of such Transfer or change (and if there shall be a subsequent Transfer or change in such Fiscal Year, which precedes the date of such subsequent Transfer or change), in proportion to the number of days in each such portion (or, in the case of a Transfer, in accordance with an interim closing of the books at the election and the expense of the parties to the Transfer), and the amounts of the items so allocated to each such portion shall be credited or charged to the Members in proportion to their respective Percentage Interest during each such portion of the Fiscal Year in question.  Such allocation shall be made without regard to the date, amount or receipt of any distributions that may have been made with respect to the transferred Percentage Interest.

6.08.

Section 754 Election.  If requested to do so by any Transferor Member or any Transferee Member (or such Member’s Assignee or Substituted Member), the Company shall make an election under Section 754 of the Code (and a corresponding election under applicable state and local law).  Upon request of either Member, the Company shall also make an election under Section 754 of the Code upon a distribution of property or money to a Member

6.09.

Deficit Capital Accounts.  Notwithstanding anything to the contrary contained in this Agreement, the Members shall not be obligated at any time to repay or restore to the Company all or any part of any distributions made to the Members by the Company, nor shall any Member be required to restore a deficit Capital Account balance to the Company.

ARTICLE 7
Management and Operations

7.01.

Management by the Board.  Except for those matters for which the approval or consent of any Member is required by this Agreement, any Ancillary Agreement or by nonwaivable provisions of applicable law, the business and affairs of the Company and any subsidiary of the Company shall be managed by the Members acting through a Board of Directors (the “Board”), and the Board shall have, subject to the terms of this Agreement and the

Ancillary Agreements, full, exclusive and complete discretion, power and authority to manage, control, administer and operate the business and affairs of the Company and its subsidiaries.  Decisions of the Board within its scope of authority shall be binding upon the Company and its Members (in their capacity as Members).  Actions of the Board shall require the affirmative vote or consent of the Directors on the Board as provided in Sections 7.03 and 7.07.

7.02.

Board.  The number of Directors constituting the entire Board shall be six.  Each of Discovery and Hasbro shall have the right to appoint three Directors, each of whom shall be an employee of such Member (unless otherwise approved by the non-appointing Member) and one of whom shall be the chief executive officer of such Member (or of DCI, in the case of Discovery).  Each Member shall notify the Company and the other Member of the identity of each of its appointed Directors.  Each Director shall hold office until the earliest of his or her death, resignation or removal as provided in Section 7.06.

7.03.

Board Vote.

(a)

The Directors appointed to the Board by Discovery shall collectively have one vote (the “Discovery Vote”), and the Directors appointed to the Board by Hasbro shall collectively have one vote (the “Hasbro Vote”).  Any resolution adopted, decision made or action undertaken by the Board shall require two affirmative votes (i.e., an affirmative Discovery Vote and an affirmative Hasbro Vote).

(b)

Notwithstanding anything to the contrary as a result of a delegation of authority pursuant to this Article 7, in addition to any other matters the approval of which is reserved to the Board in accordance with the terms of this Agreement or the approval of which the Board may reserve to itself pursuant to its authority described in Section 7.01, the following actions shall require the express approval of the Board:

********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ******************************************************************************

*************************************** ******************************************************************************************************************** ********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ******************************************************************************

(c)

If the Board becomes deadlocked with respect to the approval of any proposed matter within the authority of the Board (i.e., excluding matters reserved for Discovery or Hasbro) and the subsequent good faith efforts of the Directors do not resolve the deadlock, either Discovery or Hasbro may request that one designated representative from each party, who initially shall be David Zaslav and Brian Goldner, meet, confer and discuss in person or by telephone conference the deadlocked matter in an attempt to resolve the deadlock.  Upon such request by either Discovery or Hasbro, such designated representatives are conferred with authority to cast the Discovery Vote and the Hasbro Vote, respectively, with respect to the deadlocked matter.  In the event such representatives do not resolve the deadlock within 30 days after the initial vote of the Board on the matter, the matter shall be deemed not to have been approved by the Board.  Discovery shall designate a successor representative (who shall be a senior member of management of Discovery) for purposes of this Section 7.03(c) if David Zaslav ceases to act as such representative, and Hasbro shall designate a successor representative (who shall be a senior member of management of Hasbro) for purposes of this Section 7.03(c) if Brian Goldner ceases to act as such representative.

7.04.

Actions by the Board; Committees; Delegation and Duties.

(a)

In managing the business and affairs of the Company and exercising its powers, the Board may act:  (i) collectively through meetings and written consents pursuant to Sections 7.05 and 7.07, (ii) through committees pursuant to Section 7.04(b), or (iii) through Officers and other agents to whom authority and duties have been delegated pursuant to Section 7.09(a).  No individual Director or Officer in his or her capacity as such or other Person shall have the authority to act for or on behalf of the Company, to do any act that would be legally binding on the Company or to incur any obligations or liabilities for or on behalf of the Company unless expressly authorized to do so by the Board or by this Agreement, including authorization under Section 7.09.

(b)

The Board may, from time to time, designate one or more committees, each of which shall be composed of an equal number of Directors appointed by each of Discovery and Hasbro.   Any such committee, to the extent provided in the authorizing resolutions of the Board, shall have and may exercise all of the authority of the Board, subject to the other provisions of this Agreement.  The Directors appointed to a committee by Discovery shall collectively have one vote, and the Directors appointed to a committee by Hasbro shall collectively have one vote, with respect to all matters and actions considered or undertaken by such committee.  At every meeting of any such committee, an affirmative vote of the Discovery Directors and an affirmative vote of the Hasbro Directors shall be necessary for the approval of any action and adoption of any resolution, and the presence of at least that number of Directors entitled to cast such affirmative votes shall constitute a quorum.  The Board may dissolve any committee at any time.

7.05.

Meetings; Alternates; Observers.

(a)

Unless otherwise required by nonwaivable provisions of applicable law or this Agreement, the presence of at least one Director appointed by each of Discovery and Hasbro shall constitute a quorum for the transaction of business of the Board.

(b)

Regular meetings of the Board or any committee designated by the Board may be held at such place or places as shall be determined from time to time by resolution of the Board or such committee, respectively; provided that any Director (in the case of the Board) or any Director who is a member of such committee (in the case of a committee) who was not present when such resolution was approved shall receive notice of any such meeting at least 72 hours in advance.  Special meetings of the Board or any committee designated by the Board may be called by any Director (in the case of the Board) or any Director who is a member of such committee (in the case of a committee) on at least 72 hours notice to each other Director (in the case of the Board) or other Director who is a member of such committee (in the case of a committee).  Such notice need not state the purpose or purposes of, nor the business to be transacted at, such meeting, except as may otherwise be required by law or this Agreement.  Attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not called or convened lawfully or in accordance with this Agreement.

(c)

Pursuant to a written notice to the Company, any Director may appoint an alternate (an “Alternate”) who may attend, participate and serve as a proxy for the absent Director that appointed such Alternate at any Board or committee meeting or for a stated period of time (provided that any Alternate shall be an employee of the Member (or its Wholly-Owned Affiliate) that designated the appointing Director who is familiar with the Business of the Company as a result of such employment).  Alternates shall exercise the same rights as the absent Director could have exercised.

(d)

Each Member may designate observers to attend any meeting of the Board or any committee (provided that any such observer shall be an employee of such Member (or its Wholly-Owned Affiliate) who is familiar with the Business of the Company as a result of such employment), and the Company shall provide each such observer with the same financial and other information that is provided to Directors in connection with such meeting; provided that no such observer shall be counted for the purpose of determining a quorum for the transaction of business by the Board or committee, nor shall any such observer be permitted to vote on any matter considered by the Board or committee at such meeting; and provided further that the Company reserves the right to withhold any information and to exclude any such observer from any meeting if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its legal counsel.

7.06.

Removal; Vacancies; Resignation.

(a)

A Director may be removed only by the Member that appointed such Director, with or without cause, at any time in the sole discretion of such Member.  Upon such removal or the earlier death or the resignation of any Director, the Member that appointed such Director shall appoint a successor, which successor shall be an employee of such Member (unless otherwise approved by the non-appointing Member).  Each Member shall notify the Company and the other Member of any change in the identity of any of its appointed Directors.

(b)

Any Director may resign at any time.  Such resignation shall be made in writing to the Board and shall take effect at the time specified therein, or if no time be specified, at the time of its receipt by the Board.  The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

7.07.

Action by Written Consent or Telephone Conference.  Any action permitted or required by the Act or this Agreement to be taken at a meeting of the Board or of any committee designated by the Board may be taken without a meeting if a consent in writing, setting forth the action to be taken, is signed by at least one Director or member of such committee, as the case may be, representing Discovery and one Director or member of such committee, as the case may be, representing Hasbro.  The Directors or members of any committee designated by the Board may participate in or hold a meeting of the Board or any committee, as the case may be, by means of a conference telephone or similar communications equipment by means of which all Persons participating in the meeting can hear each other, and participation in such meeting by such means shall constitute attendance and presence in person at such meeting, except where a Person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not called or convened lawfully or in accordance with this Agreement.

7.08.

Compensation of Directors.  None of the Directors shall receive any compensation for their services but shall be reimbursed by the Company for their reasonable out-of-pocket costs and expenses incurred in the course of their service hereunder in accordance with policies determined from time to time by the Board.

7.09.

Officers.

(a)

Subject to Section 7.09(b), the Board may, from time to time, designate one or more Persons to be officers of the Company (the “Officers”).  Any Officer so designated shall have such authority and perform such duties as the Board may, from time to time, delegate to them.  The Board may assign titles to particular Officers (including Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Executive or other Vice President, Secretary or Treasurer).  Unless the Board decides otherwise, if the title is one commonly used for officers of a business corporation formed under the Delaware GCL, the assignment of such title shall constitute the delegation to such Officer of the authority and duties that are normally associated with that office, subject to any specific delegation of authority and duties made to such Officer by the Board and any authority or duty expressly reserved by the Board and subject to the terms of this Agreement and the Ancillary Agreements.  The Board may delegate such authority and responsibility otherwise attributable to an Officer to an agent that is not an Officer.

(b)

Notwithstanding any provision of this Agreement to the contrary, each of Discovery and Hasbro, acting individually, shall have the authority to discharge and remove the Chief Executive Officer at any time following 180 days after the appointment of such Chief Executive Officer; provided that in the event a Member discharges and removes the Chief Executive Officer pursuant to this Section 7.09(b), such Member may not discharge and remove any subsequent Chief Executive Officer until the second anniversary of such prior discharge and removal.  The foregoing limitations in this Section 7.09(b) on the discharge and removal of the Chief Executive Officer shall not apply in the event of a termination for cause (which includes any material breach by the Company of any material provision of the Ancillary Agreements or Affiliation Agreements where the breach arose from the action or inaction of the management of the Company or as to which the management of the Company failed to take reasonable steps requested by such Member to cure such material breach).  In the event of the death, resignation or removal the Chief Executive Officer, the appointment of any successor Chief Executive Officer shall be determined by the Board.

(c)

Each Officer shall hold office until his or her successor shall be duly designated and qualified or until his or her death, resignation or removal in the manner hereinafter provided.  Any number of offices may be held by the same Officer.  The salaries or other compensation, if any, of the Officers and agents of the Company shall be fixed from time to time by the Board, subject to the terms of any applicable employment agreements.  Subject to any applicable employment agreement, any Officer may resign as such at any time.  Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time be specified, at the time of its receipt by the Board.  The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.  Any Officer may be removed as such, either with or without cause, by the Board, subject to Section 7.09(b).  Designation of an Officer shall not of itself create a contract of employment between such Officer and the Company.  Any vacancy occurring in any office of the Company shall be filled in accordance with this Section 7.09.

7.10.

Actions of Subsidiaries.  The Company shall not permit any subsidiary of the Company to take any action that (i) if taken by the Company, would require the approval of the Board or a Member, or (ii) would require the approval of the board of directors or other governing body or person of such subsidiary, unless such action by such subsidiary has been approved by the Board or such Member in accordance with the terms of this Agreement.

7.11.

Affiliation Agreements.  The Company shall, and shall cause its Controlled Affiliates to (and to the extent that Discovery or Hasbro has the authority and right (in its capacity as an individual party) to unilaterally cause the Company to not comply with any Affiliation Agreement, each of Discovery and Hasbro shall not take any action that would cause the Company not to), comply with and perform, in all material respects, all of their respective obligations under each Affiliation Agreement (including all obligations under any (a) Affiliation Agreement assumed by the Company pursuant to the Assignment Agreement (in the case of the Company and Hasbro, to the extent such obligations have not been redacted from the Affiliation Agreements delivered to the Company and Hasbro) or (b) any amendments or modifications of the Affiliation Agreements or any new, replacement or extension Affiliation Agreements entered into after the date hereof in accordance with Section 7.03(b)(10) to the extent such obligations are not redacted from the Affiliation Agreements delivered to the Company and Hasbro); provided that each of Discovery’s and Hasbro’s respective liability under this Section 7.11 resulting from breaches of any Affiliation Agreement shall be only to the extent such action by such Member gives rise to such breach.  For the avoidance of doubt, the parties acknowledge and agree that to the extent any programming aired by the Company (including programming provided to the Company by Hasbro in accordance with the Hasbro Studios Programming Agreement) is determined to breach any Affiliation Agreement, such breach shall be deemed a breach solely by the Company, and neither Discovery nor Hasbro shall be deemed to have in any way caused such breach.  Discovery shall, and shall cause its Controlled Affiliates to, comply with and perform, in all material respects, all of their respective obligations under each Affiliation Agreement to the extent that the failure to so comply therewith or perform thereunder would have a material and adverse effect on the Company’s rights and obligations thereunder with respect to the Network.

7.12.

Programming Guidelines.  The Company shall conduct the businesses and operations of the Network, including programming the Network, in accordance with the Programming Guidelines set forth on Schedule E.  Hasbro shall cause Hasbro Studios to develop the programming to be made available to the Company under the Hasbro Studios Programming Agreement in accordance with the Programming Guidelines set forth on Schedule E (the “Programming Guidelines”).  To the extent that Discovery or any of the Discovery Controlled Affiliates develops programming to be made available to the Company, Discovery shall (or shall cause any such Discovery Controlled Affiliates to) develop such programming in accordance with the Programming Guidelines set forth on Schedule E.

7.13.

Related-Party Transactions.  Any agreement, contract or arrangement between the Company (or any subsidiary thereof) and any Member or their respective Affiliates (or any director or officer of such Member or any of its Affiliates) (a “Related-Party Transaction”);  shall be on commercially reasonable, arms’ length terms approved by the Board; provided that no such approval of the Board shall be required for any Related-Party Transaction that may be contained in this Agreement or the Ancillary Agreements, which have all been mutually agreed to by the parties.   For the avoidance of doubt, no Affiliation Agreement in effect as of the Formation Date or approved by the Board shall be deemed a “Related Party Transaction.”

7.14.

Operation of the Network After the Formation Date.  For the avoidance of doubt, from and after the Formation Date and during the Term, the Company (as opposed to Discovery)

shall conduct the businesses and operations relating to the Network, including programming the Network, subject to the terms of this Agreement and the Ancillary Agreements.

7.15.

Network Programming.

(a)

Discovery Programming Opportunities.

(1)

Licenses: New Programming Opportunities.  During the term of the Hasbro Studios Programming Agreement (as the same may be amended or extended),  if any Discovery Controlled Affiliate intends to acquire or license English-language 14-and-Under Programming (other than Animal and Science Programming) from a third party (whether initiated by any Discovery Controlled Affiliate or a third party) for distribution on a Discovery Network in the United States, then, subject to any contractual limitations applicable to such programming, Discovery shall, at its option, either (A) prior to acquiring or licensing such programming, provide written notice to the Company of its intent with respect to such programming or (B) acquire or license such programming, in each case in accordance with this Section 7.15(a)(1).

(i)

If Discovery provides written notice to the Company of its intent with respect to such programming pursuant to clause (A) of Section 7.15(a)(1): (x) if the Company is interested in securing rights with respect to such programming, Discovery shall allow the Company to negotiate (as compared to other Discovery Controlled Affiliates) for ten (10) Business Days after receipt of such notice with representatives of the relevant programmer to reach agreement with respect thereto prior to any Discovery Controlled Affiliate engaging in substantive negotiations during such ten (10) Business Day period with respect thereto; and (y) if the Company is not interested (in which case the Company shall promptly advise Discovery in writing) or an agreement between the Company and such programmer is not entered into within ten (10) Business Days following receipt of the notice described above in this subsection (i), then the Discovery Controlled Affiliate may negotiate and enter into an agreement with such programmer with respect to such programming, shall be free to exploit such programming and shall not be obligated to facilitate the Company’s license or sublicense of such programming pursuant to 7.15(a)(1)(ii).

(ii)

If Discovery acquires or licenses such programming pursuant to clause (B) of Section 7.15(a)(1) without having provided the notice under Section 7.15(a)(1)(i), Discovery shall use commercially reasonable efforts to secure for the Company (as compared to other Discovery Controlled Affiliates) a license or sublicense of such programming from Discovery or such third party on the same terms as such programming was made available to the relevant Discovery Controlled Affiliate; provided that Discovery shall be deemed to have used such commercially reasonable efforts if (x) Discovery’s acquisition or license agreement with respect to such programming is assignable or such programming may otherwise be licensed or sublicensed to the Company or (y) Discovery negotiated for such right in its negotiation of such acquisition or license.  If Discovery is able to assign, license or sublicense such programming to the Company, it shall promptly notify the Company thereof in writing.  If the Company informs Discovery in writing within five (5) days after such notice that it is interested in securing rights with respect to such programming, Discovery shall assign, license or sublicense the rights to such programming to the Company on a pass through basis, and the Company shall assume Discovery’s obligations with respect thereto.  If the Company has not informed Discovery in writing within five (5) days after such notice that it is interested in securing rights with respect to such programming, then Discovery shall be free to exploit such programming and shall not be obligated to license, sublicense of assign such programming to the Company on a pass through basis.  If, despite its commercially reasonable efforts, Discovery is unable to assign, license or sublicense such programming to the Company, it shall promptly notify the Company thereof in writing.  If the Company informs Discovery in writing within five (5) days after such notice that it is interested in securing rights with respect to such programming, then for a period not to exceed ten (10) Business Days after the Company delivers such notice, Discovery shall use commercially reasonable efforts to facilitate negotiations between the Company (as compared to other Discovery Controlled Affiliates) and representatives of the relevant programmer to reach agreement with respect to a license or sublicense thereto.  If, after such ten (10) Business Day period, despite its commercially reasonable efforts, Discovery has been unable to facilitate such negotiations or an agreement is not entered into between the Company and such programmer, then Discovery shall be free to exploit such programming.

(iii)

Notwithstanding anything to contrary in this Section 7.15(a)(1), in the event Discovery fails to comply with any of the foregoing procedures, Discovery shall nevertheless be deemed to be in compliance with its obligations under this Section 7.15(a)(1) with respect to any programming that the Company would be interested in securing rights in so long as the Company is assigned, licensed or sublicensed such programming within a reasonable period of time after the Company has requested such programming on terms that are no less favorable to the Company than the terms made available to the relevant Discovery Controlled Affiliate for such programming.

(2)

Option: Discovery Produced-Programming.  During the term of the Hasbro Studios Programming Agreement (as the same may be amended or extended),  if any Discovery Controlled Affiliate produces English-language 14-and-Under Programming (other than Animal and Science Programming) based on Intellectual Property of Discovery for distribution on a Cable Television Network or Broadcast Television in the United States, then, subject to any contractual limitations applicable to such programming, Discovery shall provide, or cause to be provided, to the extent it is contractually permitted to, an exclusive option to the Company in accordance with the following terms:

(i)

Discovery shall first provide written notice to the Company of its intent with respect to such programming;

(ii)

if the Company is interested in securing rights with respect to such programming, the Company may elect to license such programming by providing written notice to Discovery within ten (10) Business Days following the notice described in subsection (i), and upon such election, the Company and the applicable Discovery

Controlled Affiliate shall enter into a license for such programming on terms corresponding to the license terms, mutatis mutandis, set forth in Section 1.01(c) (with regard to renewals for additional seasons) and Articles 2-15 of the Hasbro Studios Programming Agreement and, in addition, the applicable Discovery Controlled Affiliate shall make certain revenue share payments to the Company on the terms set forth in Section 1.05 of Schedule D; provided that with respect to digital rights to such programming, (x) ***************************************************************************************************** ***************************************************************************************************** ***************************************************************************************************** ***************************************************************************************************** ******************************************************************************and (z) such programming would be deemed “Company Programming” under the Digital Agreement only to extent explicitly set forth therein; and

(iii)

if the Company is not interested (in which case the Company shall promptly notify Discovery) or has not made such election described in subsection (ii) within ten (10) Business Days, then the applicable Discovery Controlled Affiliate shall be free to exploit such programming and shall not be obligated to license, sublicense or assign such programming to the Company.

(3)

Waived Programming.  Subject to 7.15(c), after the Company has informed Discovery that it is not interested in, the applicable time period with respect to Discovery’s obligations hereunder has expired, or Discovery is otherwise permitted to exploit, any programming, in each case, in accordance with this Section 7.15(a), then the Company shall have no further rights to such programming or any renewals or future episodes or seasons of such program.

(b)

Hasbro Programming Opportunities.

(1)

Third-Party Discussions: Programming Opportunities.  In addition to the obligations of Hasbro and Hasbro Studios to present programming opportunities based upon Hasbro’s Intellectual Property to the Company pursuant to the Hasbro Studios Programming Agreement, during the term of the Hasbro Studios Programming Agreement (as the same may be amended or extended), Hasbro shall in good faith make the Company aware of future English-language opportunities from third parties with whom Hasbro has a contractual relationship with respect to merchandising rights or Telecast Rights for 14-and-Under Programming (excluding Animal and Science Programming) of which any Hasbro Controlled Affiliate becomes aware from time to time, provided that such proposed programming contains (x) Hasbro Intellectual Property but for which Hasbro is contractually restricted from producing or licensing such programming for distribution on a Cable Television Network in the United States and/or (y) Intellectual Property that is owned by, or with respect to which the right to produce or license related programming on a Cable Television Network is controlled by, third parties that license merchandising rights to Hasbro with respect to such Intellectual Property.  To the extent the Company is interested in securing rights with respect to such programming, Hasbro shall in good faith facilitate discussions between the Company and such third parties for the purpose of the Company’s acquisition or license of such programming.  Notwithstanding anything to contrary in this Section 7.15(b)(1), in the event Hasbro fails to comply with any of the foregoing procedures, Hasbro shall nevertheless be deemed to be in compliance with its obligations under this Section 7.15(b)(1) with respect to any programming that the Company would be interested in securing rights in so long as the Company is assigned, licensed or sublicensed such programming within a reasonable period of time after the Company has requested such programming.

(2)

First Look: Hasbro Studios Programming (Latin America).  During the term of the Hasbro Studios Programming Agreement (as the same may be amended or extended), if any Hasbro Controlled Affiliate determines to seek distribution of Spanish-language 14-and-Under Programming (excluding Animal and Science Programming) on a Cable Television Network in Latin America or determines to license any third party to do so, then, subject to any contractual limitations applicable to such programming, Hasbro shall, to the extent it is contractually permitted to, provide a right of first look to Discovery (on behalf of Discovery Networks Latin America/U.S. Hispanic, so long as it is owned, operated or programmed by a Discovery Controlled Affiliate) in accordance with the following terms:

(i)

Hasbro shall first provide written notice to Discovery of its intent with respect to such programming;

(ii)

if Discovery is interested in securing rights to distribute such programming in Latin America, Hasbro shall provide Discovery with the first opportunity to negotiate (as compared to any opportunity that Hasbro Controlled Affiliates may afford to any other Cable Television Network in Latin America) for ten (10) Business Days with representatives of Hasbro Studios; and

(iii)

if Discovery is not interested (in which case Discovery shall promptly notify Hasbro), the terms are not acceptable or an agreement is not entered into within ten (10) Business Days following the notice described in subsection (i) above, then Hasbro Studios shall be free to exploit such programming and negotiate and enter into an agreement with or with respect to another Cable Television Network, including for distribution of the programming on another Cable Television Network in Latin America, and shall not be obligated to license, sublicense or assign such programming to the Company.

(iv)

Subject to 7.15(c), after Discovery has informed Hasbro that it is not interested in, the applicable time period with respect to Hasbro’s obligations hereunder have expired, or Hasbro is otherwise permitted to exploit, any programming, in each case, in accordance with this Section 7.15(b), then Discovery shall have no further rights to such programming or any renewals or future episodes or seasons of such program.

For purposes of this Section 7.15(b)(2), “Latin America” means the Latin American countries and territories (including Puerto Rico but excluding the rest of the United States) where Discovery operates Discovery’s Networks Latin America /U.S. Hispanic (so long as it is owned, operated or programmed by a Discovery Controlled Affiliate).

(c)

 Changed Elements.  In the event that (x) any programming is offered to a party by a Discovery Controlled Affiliate or a Hasbro Controlled Affiliate, as the case may be, pursuant to Section 7.15(a)(2) or (b)(2) and (y) such party does not elect to acquire or license such programming for any reason, if a Discovery Controlled Affiliate or a Hasbro Controlled Affiliate seeks to develop such programming with a Changed Element (as that term is defined in the Hasbro Studios Programming Agreement), then such programming shall again be subject to the provisions of this Section 7.15 if the procedures applicable with respect to Changed Elements pursuant to Section 1.03 of the Hasbro Studios Programming Agreement, applied mutatis mutandis, would require such programming to be resubmitted thereunder.

(d)

Implementation.  Discovery agrees that the Discovery Controlled Affiliates, and Hasbro agrees that the Hasbro Controlled Affiliates, respectively, will act in good faith to give effect to the intent and purposes of the their commitments under Section 7.15(a), 7.15(b) and 7.15(e), respectively, and will not conduct their businesses with the intent of circumventing the intent and purposes of their commitments under Section 7.15(a), 7.15(b) and 7.15(e), respectively.

(e)

*******************************************************************  *************************************************************************************************************** *************************************************************************************************************** *************************************************************************************************************** *************************************************************************************************************** *************************************************************************************************************** *************************************************************************************************************** *************************************************************************************************************** *************************************************************************************************************** *************************************************************************************************************** *************************************************************************************************************** ***************************************************************************************************************

************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** ***********************

7.16.

******************** Commitments.

(a)

Hasbro shall make (or cause to be made) certain advances and revenue share payments to the Company in accordance with the terms and provisions set forth on Schedule D.

(b)

********************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************

(c)

Discovery shall make (or cause to be made) certain revenue share payments to the Company in accordance with the terms and provisions set forth on Schedule D.

7.17.

Network Content.  The Members and the Company agree to the undertakings set forth on Schedule 7.17.

7.18.

Transmission of the Network.  The Members and the Company agree to the undertakings set forth on Schedule 7.18.

7.19.

Cross Promotion.  Subject to further exploration by the parties, Hasbro may provide promotional placement for the Network and its programming on domestic merchandise, on Hasbro.com and on brand-specific sites, and Discovery may leverage its marketing and distribution platforms, including television and digital, to promote the Network and its programming.  Notwithstanding the foregoing, Discovery and Hasbro acknowledge and agree that the foregoing is a non-binding statement of intention only, and any cross-promotion obligations will ultimately be determined by mutual agreement of Discovery and Hasbro.

7.20.

Other Discovery-Hasbro Relationships.  Subject to further exploration, Discovery may provide international syndication for the Hasbro Studios programming outside of the United States.  The parties will also explore ways for Hasbro Studios to work with Discovery Studios, including possible use of Discovery Studios’ available production space in Los Angeles.  Notwithstanding the foregoing, Discovery and Hasbro acknowledge and agree that the foregoing is a non-binding statement of intention only, and any agreements with respect to the matters described above in this Section 7.20 will ultimately be determined by mutual agreement of Discovery and Hasbro.

7.21.

Future Merchandising Rights.  Except for the rights granted under the Existing Merchandising Agreements as of the Signing Date, the Company shall not grant any merchandising rights for toys and games based on Intellectual Property owned or controlled by the Company (“Company Intellectual Property”) to any third party unless it first provides written notice to Hasbro of its intent to grant such merchandising rights.  If Hasbro is interested in securing toy and game merchandising rights with respect to such Company Intellectual Property, Hasbro may elect within thirty (30) days after receiving such notice from the Company to make an offer to the Company for such merchandising rights, the terms of which offer shall not be less favorable than the terms set forth on Schedule 7.21 attached hereto.  If Hasbro makes an offer, the Company and Hasbro shall use their respective commercially reasonable efforts to negotiate in good faith and enter into a definitive merchandise licensing agreement within thirty (30) days after Hasbro makes an offer.  If Hasbro notifies the Company in writing that it is not interested in securing such merchandising rights (which it shall do promptly) or has not made an offer within the thirty (30) day period specified above, or if Hasbro makes an offer but the Company and Hasbro have not entered into a binding agreement within the applicable thirty (30) day period specified above, then the Company may enter into negotiations with unrelated third parties with respect to such toy and game merchandising rights, provided that, if Hasbro has previously made an offer as provided above, before entering into any binding agreement with a third party, the Company shall first provide written notice to Hasbro of the proposed material terms, in reasonable detail, with the third party.  Hasbro may elect within fifteen (15) days after receiving such notice to match the material third party terms or, to the extent such terms are not reasonably capable of being matched, provide the economic equivalent thereof.  If Hasbro elects to so match, the Company and Hasbro shall use their respective commercially reasonable efforts to negotiate in good faith and enter into a definitive merchandise licensing agreement on the applicable terms.  If Hasbro notifies the Company in writing that it is not interested in matching or has not made an election to match within the fifteen (15) day period specified above, then the Company may negotiate and enter into a binding agreement with such unrelated third party for such merchandising rights within three (3) months following Hasbro’s notice or the expiration of such fifteen (15) day period, provided that the material terms agreed to with such third party shall be no more favorable to such third party than the material terms included in such notice to Hasbro.

ARTICLE 8
Transfers; Restrictions on Transfer

8.01.

Limitation on Transfers.  Except as provided in this Section 8.01, neither Member may Transfer, directly or indirectly, all or any part of its Membership Interest, including a Transfer of any economic or non-economic right to which such Membership Interest is entitled under this Agreement (whether voluntarily, involuntarily or by operation of law), unless approved by the Board.  The Transferee of a Transfer of all or any part of a Membership Interest approved by the Board shall furnish to the Board such documentation as may be required pursuant to Section 8.06 and shall be admitted to the Company as a Member subject to Sections 8.03 and 8.06.  For the avoidance of doubt, the restrictions of this Article 8 shall not apply and no consent of the Board shall ever be required for Transfers, at any time, of ownership interests in Discovery Ultimate Parent or Hasbro Ultimate Parent, it being understood that any such Transfer is subject to termination rights pursuant to Section 15.01(i) or (j), as the case may be, if the Transfer results in the occurrence of a Change of Control Transaction.

(a)

Notwithstanding the foregoing restrictions of this Section 8.01, subject to Sections 8.03 and 8.06, the following Transfers of all or a portion of a Member’s Membership Interest to the following Transferees (each, a “Permitted Transferee”) shall be permitted and shall not require the consent of the Board:

(1)

A Transfer of all or any portion of a Member’s Membership Interest to any Wholly-Owned Affiliate of such Member, upon written notice to the other Member and the Company, which notice shall state the name and address of the Wholly-Owned Affiliate to whom such Transfer is made and the name(s) of the Persons owning interests in such Wholly-Owned Affiliate (it being understood that any subsequent Transfer of ownership interests in such Wholly-Owned Affiliate shall be subject to this Section 8.01); or

(2)

Subject to Section 8.01(a)(3), Transfers by Discovery or Hasbro in one or more transactions of no more than an aggregate of twenty percent (20%) of the Membership Interest held by Discovery or Hasbro, as the case may be, on the Formation Date, or the equivalent thereof through the sale of equity in any direct or indirect holding company, provided that (i) the Transferor Member shall use commercially reasonable efforts to structure such Transfer as an indirect Transfer through the use of a holding company or similar arrangement, (ii) such Transferee shall in any event not be admitted as a Member hereunder without the prior written consent of the non-Transferor Member and shall only be entitled to the rights of an Assignee hereunder and (iii) such Transferee shall not be a Competitive Person with respect to the non-Transferor Member without the prior written consent of such non-Transferor Member.

(3)

Any direct or indirect Transfer of the ownership interest in a Membership Interest as part of a larger bona fide transaction (including by way of a sale of all or substantially all of the assets of such Members and its Controlled Affiliates to a single purchaser, which may be structured as an asset transaction including a direct Transfer of the Membership Interests) so long as the Transferred Membership Interests represent no more than fifteen percent (15%) of the value of the ownership interests or assets subject to a larger bona fide transaction.  Notwithstanding the foregoing, the applicable Member shall have the right to terminate this Agreement under Section 15.01(i) or 15.01(j), as the case may be, if any Transfer of any direct or indirect ownership interest in a Membership Interest results in a Change of Control Transaction.

(b)

If a Member (an “Offeror”) intends to Transfer any Membership Interests held by such Member pursuant to Section 8.01(a)(2), then such Transferring Member shall first provide a written notice (an “Offer Notice”) to the other Member (an “Offeree”) of such intention, which written notice shall set forth the Membership Interests (or interest therein) proposed to be transferred (the “Subject Interests”).  The Offeree shall have the right, exercisable upon written notice to the Offeror (a “First Negotiation Notice”) within 30 days after the delivery of the Offer Notice, to enter into good faith negotiations for the Offeree to acquire such Subject Interests on terms mutually agreeable to both Members.  In the event (i) the Offeree does not deliver a First Negotiation Notice to the Offeror within 30 days after its receipt of the Offer Notice or (ii) within the 30 days (or other mutually agreed upon time period) following the First Negotiation Notice, the Members do not mutually agree to the terms of the purchase of the Subject Interests by the Offeree, the right of first negotiation of the Offeree under this Section 8.01(b) shall expire with respect to such offering of the Subject Interests, and the Offeror shall be free thereafter to enter into a definitive agreement with a third party for the Transfer of such Subject Interests in accordance with Section 8.01(a)(2); provided that such definitive agreement (i) is entered into within 90 days thereafter, (ii) shall not provide for a Transfer on terms more favorable to such third party than the terms of the last offer made by the Offeree to the Offeror and (iii) should provide for a purchase price payable in cash.  If the Subject Interests are not transferred to a third party in accordance with the foregoing sentence, then the Offeror shall again repeat the process set forth in this 8.01(b) prior to offering such Subject Interests to any third party at any time in the future.  In the event that an Offeree purchases any Subject Interests from such Offeror pursuant to this 8.01(b), such transaction should be structured as a direct purchase, notwithstanding the proviso to Section 8.01(a)(2), and the Offeree shall only be entitled to the rights of Assignee hereunder with respect to such Membership Interests.

(c)

Notwithstanding anything in this Agreement to the contrary, without the consent of the other Member, neither Member shall effect, or agree to effect, any Transfer that will adversely affect or change, or is reasonably likely to adversely affect or change, the partnership tax classification of the Company.

8.02.

Assignee’s Rights.  Unless and until an Assignee becomes a Substituted Member pursuant to Section 8.06, the Assignee shall not be entitled to any of the rights granted to a holder of a Membership Interest hereunder or under applicable law, other than as contemplated by Section 8.06(b); provided that, without relieving the Transferring Member from any such limitations or obligations as more fully described in Section 8.03, such Assignee shall be bound by any limitations and obligations of the Transferring Member contained herein to which the Transferring Member would be bound under Section 8.03 on account of the Assignee’s Membership Interest.

8.03.

Transferor’s Rights and Obligations.

(a)

Subject to Section 8.07, any Member who shall Transfer all of its Membership Interest in the Company in accordance with the terms of this Agreement shall cease to be a Member with respect to such Membership Interest and shall no longer have any rights or privileges, or, except as set forth in this Section 8.03, duties, liabilities or obligations, of a Member with respect to such Transferred Membership Interest (it being understood, however, that the applicable provisions of Article 10 shall continue to inure to such Person’s benefit), except that unless and until the Assignee is admitted as a Substituted Member in accordance with the provisions of Section 8.06 (such date of admission, the “Admission Date”), such Transferring Member shall retain all of the duties, liabilities and obligations of a Member with respect to such Membership Interest pursuant to the terms of this Agreement.  Nothing contained herein shall relieve any Member who Transfers its Membership Interest in the Company from any duty, liability or obligation of such Member to the Company with respect to such Membership Interest that may exist on or prior to the Admission Date or that is otherwise specified in the Act or for any duty, liability or obligation to the Company or any other Person for any present or future breaches of any representations, warranties or covenants by such Member (in its capacity as such) contained herein or in the other agreements with the Company or for any duty, liability or obligation of such Member or its Affiliates in any capacity to the Company or any other Person under this Agreement or under any Ancillary Agreement.

(b)

Notwithstanding the admission of a Substituted Member for it, each Member shall cause its Substituted Member to take all actions as are necessary for it to perform its obligations under, and unconditionally guarantees the full and prompt payment by any such Substituted Member of any and all payments required to be made by the Transferor Member pursuant to this Agreement.  This guarantee is an absolute and continuing guarantee.  Each such Transferor Member waives any and all defenses and discharges it may have or otherwise be entitled to as a guarantor or surety hereunder and further waives presentment for payment or performance, notice of nonpayment or nonperformance, demand and protest.  Each Member expressly agrees that, following written notice to such Substituted Member and a reasonable opportunity to cure any breach, the Company and the other Member may proceed directly against the Transferor Member and is not required to exhaust remedies against any such Substituted Member before proceeding against the Transferor Member.  Notwithstanding the foregoing, the provisions of this Section 8.03(b) shall not apply with respect to any such Transferor Member in the event of a Sale in accordance with Section 15.03, 15.04 or 15.05.

8.04.

Compliance with Law.  Prior to the exercise of the right of a Member to Transfer any of its Membership Interests in accordance with Section 8.01, if the Transferee is not another Member, or a Permitted Transferee of such Member, the Company shall receive a favorable opinion of the Transferor’s legal counsel or of other legal counsel acceptable to the Board to the effect that the Transfer is exempt from registration under the Securities Act and any applicable state securities laws.

8.05.

Prohibited Transfer; Invalid Transfer.  Any attempt to directly Transfer any Membership Interest not in compliance with this Agreement shall be null and void ab initio and neither the Company nor any transfer agent shall give any effect in the Company’s records to such attempted Transfer.

8.06.

Admission Procedure.

(a)

An Assignee who is not a signatory to this Agreement may be admitted to the Company as a substituted Member (a “Substituted Member”) only upon furnishing to the Board:  (i) a counterpart signature page to this Agreement, and (ii) such other documents or instruments as may be necessary or appropriate to effect such Person’s admission as a Substituted Member and to confirm the agreement of the Substituted Member to be bound by all the terms and provisions of this Agreement with respect to the Membership Interest acquired.  Such admission shall become effective on the date on which the Board determines that such conditions have been satisfied.

(b)

A direct Transfer of a Membership Interest shall be effective as of the date of assignment and compliance with the conditions to such Transfer hereunder and otherwise and such Transfer thereafter shall be shown on the books and records of the Company.  Profits, losses and other Company items shall be allocated between the Transferor and the Transferee in accordance with Section 6.07.  Distributions made before the effective date of such Transfer shall be paid to the Transferor, and distributions made after such date shall be paid to the Transferee.

(c)

The Transferor of a Membership Interest shall pay, or reimburse the Company for, all costs reasonably incurred by the Company in connection with the Transfer promptly after the receipt by such Transferor of the Company’s invoice for the amount due.

8.07.

Certain Rights and Obligations not Transferable.

(a)

The rights and obligations of Discovery set forth in Sections 3.05, 7.02, 7.03, 7.05, 7.11, 7.15, 13.01, 14.01 and Article 15 shall not be Transferable and shall not Transfer in connection with any Transfer by Discovery of its Membership Interests or the admission of a Substituted Member for Discovery; provided, however, that Discovery shall be entitled to Transfer any such rights and obligations to a Wholly-Owned Affiliate who is admitted as a Substituted Member; provided, further, that no such Transfer shall relieve Discovery of any such obligations.  This Section 8.07(a) shall not be interpreted to limit any other restrictions on the Transfer of any rights or obligations of a Member in any other provision of this Agreement.

(b)

The rights and obligations of Hasbro set forth in Sections 3.05, 7.02, 7.03, 7.05, 7.11, 7.15, 13.02, 14.01 and Article 15 shall not be Transferable and shall not Transfer in connection with any Transfer by Hasbro of its Membership Interests or the admission of a Substituted Member for Hasbro; provided, however, that Hasbro shall be entitled to Transfer any such rights and obligations to a Wholly-Owned Affiliate who is admitted as a Substituted Member; provided, further, that no such Transfer shall relieve Hasbro of any such obligations.  This Section 8.07(b) shall not be interpreted to limit any other restrictions on the Transfer of any rights or obligations of a Member in any other provision of this Agreement.

(c)

With respect to Sections 8.07(a) and (b), it is understood and agreed that a sale of all or substantially all of the assets of the Hasbro Controlled Affiliates, on one hand, or the Discovery Controlled Affiliates, on the other hand, respectively (whether by way of merger, sale of stock or assets or otherwise), including any Transfer made in accordance with Section 8.01(a)(3), shall not, by itself, constitute a Transfer of rights and obligations that is prohibited by this Section 8.07, subject to the other provisions of this Agreement that may provide for the termination of the Company.  Accordingly, for example, subject to such other provisions, the rights and obligations of Hasbro would transfer to a third-party buyer of all or substantially all of the assets of the Hasbro Controlled Affiliates.

ARTICLE 9
Withdrawal and Resignation of Members

No Member shall have the power or right to withdraw or otherwise resign from the Company prior to the dissolution and winding up of the Company pursuant to Article 15.  Upon a Transfer of all of a Member’s Membership Interest in a Transfer permitted by this Agreement, subject to the provisions of Section 8.03, such Member shall cease to be a Member.

ARTICLE 10
Limitation on Liability and Indemnification

10.01.

Limitation on Liability.

(a)

No Covered Person shall be liable to the Company or to any Member for any act or omission performed or omitted by such Covered Person pursuant to authority granted to such Covered Person by this Agreement and, with respect to Officers only, performed or omitted by such Officer with a good faith belief that such act or omission was in, or not opposed to, the best interests of the Company; provided that, except as otherwise provided herein, such limitation of liability shall not apply to the extent the act or omission was attributable to such Covered Person’s gross negligence, willful misconduct, fraud or knowing violation of law or this Agreement.  No Member shall be liable to the Company or any other Member for any action taken by any other Member.  To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Company or to the Members, any Covered Person acting under this Agreement or otherwise shall not be liable to the Company or any Member for its good faith reliance on the provisions of this Agreement.  The provisions of this Agreement, to the extent they expressly restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Members to modify such other duties and liabilities of such Covered Person.  No Covered Person shall be personally liable to the Company or any Member for any error of judgment made in good faith by a responsible officer or officers of the Covered Person, except to the extent that such Covered Person’s conduct constituted gross negligence, willful misconduct, fraud or knowing violation of law or this Agreement.  Except as otherwise provided in this Section 10.01(a), no Covered Person shall be liable to the Company or any Member for any mistake of fact or judgment by the Covered Person in conducting the affairs of the Company or otherwise acting in respect of and within the scope of this Agreement, except to the extent that such Covered Person’s conduct constituted gross negligence, willful misconduct, fraud or knowing violation of law or this Agreement or any Ancillary Agreement.

(b)

Notwithstanding anything to the contrary in this Agreement, whenever in this Agreement or any other agreement contemplated hereby a Person or Persons are permitted or required to take any action or to make a decision in its or their “sole discretion” or “discretion,” such Person or Persons shall be entitled to consider such interests and factors as it or they desire.

10.02.

Duty of Directors.  The Directors’ duty of care in the discharge of their duties to the Company and the Members shall be limited to discharging their duties pursuant to this Agreement in good faith.  In discharging their duties, the Directors shall not be liable to the Company or to any Member for any mistake or error in judgment or for any act or omission believed in good faith to be within the scope of authority conferred by law or by or pursuant to this Agreement.  To the fullest extent permitted under the Act, it is expressly acknowledged and agreed that a Director shall act in the interests of the Member by whom he or she was appointed in considering matters that may come before the Board and that a Director shall have no liability to the Company or the Members for breach of the fiduciary duty of loyalty as a result of any action taken or approval given by a Director that inures to the benefit of the Member by whom he or she was appointed.

10.03.

Indemnification by the Company; Non-Exclusivity of Rights.

(a)

The Company shall indemnify and hold harmless a Covered Person to the fullest extent permitted under the Act, as the same now exists or may hereafter be amended, substituted or replaced (but, in the case of any such amendment, substitution or replacement only to the extent that such amendment, substitution or replacement permits the Company to provide broader indemnification rights than the Company is providing immediately prior to such amendment), against all Losses reasonably incurred or suffered by such Covered Person (or one or more of such Covered Person’s Affiliates) in connection with, relating to, or arising out of the business and operations of the Company; provided that no Covered Person shall be indemnified for any Losses suffered or incurred by such Covered Person that are attributable to such Person’s or its Affiliate’s (other than the Company) or agent’s gross negligence, willful misconduct, fraud or knowing violation of law or breach of this Agreement or any Ancillary Agreement; provided, further, that no Covered Person shall be indemnified for any Losses for which such Covered Person or its Affiliates is obligated to indemnify the Company pursuant to this Agreement or any of the Ancillary Agreements.  Expenses, including attorneys’ fees, reasonably incurred by any such indemnified Covered

Person in defending a proceeding shall be paid by the Company in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking by or on behalf of such Covered Person to repay such amount if it shall ultimately be determined that such Covered Person is not entitled to be indemnified by the Company.  The Company shall have the right to control any proceeding for which a claim for indemnification is sought by a Covered Person if and to the extent that such claim relates to the business and operations of the Company.  The indemnification obligations of the Company contained in this Section 10.03(a) shall apply to a Covered Person solely in such Covered Person’s capacity as such on behalf of the Company with such duties, rights and obligations as are set forth in this Agreement.

(b)

Notwithstanding anything contained herein to the contrary (including in this Section 10.03), any indemnity by the Company relating to the matters covered in this Section 10.03 shall be provided out of and to the extent of Company assets (including any applicable policies of insurance) only and no Member shall have personal liability on account thereof or shall be required to make additional Capital Contributions to help satisfy such indemnity of the Company.

(c)

The right to indemnification and the advancement and payment of expenses conferred in this Section 10.03 shall not be exclusive of any other right which a Covered Person indemnified pursuant to this Section 10.03 may have or hereafter may acquire under any law (common or statutory), provision of the Certificate or this Agreement or the Ancillary Agreements, vote of the Members or disinterested Directors or otherwise.

10.04.

Insurance.  The Company may purchase and maintain insurance, at its expense, to protect itself and any Person who is an indemnified Person under Section 10.03 against any Loss, whether or not the Company would have the power to indemnify such Person against such Loss under Section 10.03.

10.05.

Savings Clause.  If this Article 10 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the indemnifying Person shall nevertheless indemnify and hold harmless each Person entitled to be indemnified pursuant to this Article 10 as to reasonable Losses paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative to the full extent permitted by any applicable portion of this Article 10 that shall not have been invalidated and to the fullest extent permitted by applicable law.

ARTICLE 11
Taxes

11.01.

Tax Returns.  The Tax Matters Partner (or any successor appointed by the Board) shall prepare and timely file all necessary federal and state income tax returns for the Company, including making the elections described in Section 11.02.  Each Member shall furnish to the Tax Matters Partner all pertinent information in such Member’s possession relating to the Company operations that is necessary to enable the Company’s income tax returns to be timely prepared and filed.

11.02.

Tax Elections.

(a)

The Company’s taxable year shall be the Fiscal Year.  The Members shall determine whether to make or revoke any available election pursuant to the Code.

(b)

Neither the Company nor any Director, Officer or Member may make an election for the Company to be excluded from the application of the provisions of subchapter K of chapter 1 of subtitle A of the Code or any similar provisions of applicable state law, and no provision of this Agreement shall be construed to sanction or approve such an election.  No Member shall take any action (including the filing of an IRS Form 8832 Entity Classification Election) that would cause the Company to be characterized as an entity other than a partnership for federal income tax purposes except with the prior written consent of each Member.

11.03.

Tax Matters Partner.

(a)

Discovery is hereby designated as the Tax Matters Partner of the Company, as provided in Treasury Regulations pursuant to Section 6231 of the Code and analogous provisions of state law.  Each Member, by the execution of this Agreement, consents to such designation of the Tax Matters Partner and agrees to execute, certify, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to evidence such consent.

(b)

To the extent and in the manner provided by applicable law and Treasury Regulations, the Tax Matters Partner shall furnish the name, address, profits interest and taxpayer identification number of each Member and any Transferee to the Secretary of the Treasury or his delegate (the “Treasury Secretary”).

(c)

The Tax Matters Partner shall notify each Member of any audit that is brought to the attention of the Tax Matters Partner by notice from the Internal Revenue Service, and shall forward to each Member copies of any written notices, correspondence, reports or other documents received by the Tax Matters Partner in connection with such audit within 10 Business Days following its notification by the Internal Revenue Service or its receipt, as the case may be.  The Tax Matters Partner shall provide the Members with reasonable advance notice of administrative proceedings with the Internal Revenue Service, including any closing conference with the examiner and any appeals conference.

(d)

The Tax Matters Partner shall give the Members written notice of its intent to initiate judicial review, file a request for administrative adjustment on behalf of the Company, extend the period of limitations for making assessments of any tax against a Member with respect to any Company item, or enter into any agreement with the Internal Revenue Service that would result in the settlement of any alleged tax deficiency or other tax matter, or to any adjustment of taxable income or loss or any item included therein, affecting the Company or any Member.  The Tax Matters Partner shall not take any such action under this Section 11.03(d) if the other Member elects within 30 Business Days after its receipt of the Tax Matters Partner’s notice to require that the Tax Matters Partner refrain from taking such action.

(e)

Subject to the foregoing provisions of this Section 11.03, the Tax Matters Partner is hereby authorized, but not required:

(1)

to enter into any settlement with the Internal Revenue Service or the Treasury Secretary with respect to any tax audit or judicial review, in which agreement the Tax Matters Partner may expressly state that such agreement shall bind the other Members, except that such settlement agreement shall not bind either Member that (within the time prescribed pursuant to the Code and Treasury Regulations thereunder) files a statement with the Treasury Secretary providing that the Tax Matters Partner shall not have the authority to enter into a settlement agreement on the behalf of such Member;

(2)

if a notice of a final administrative adjustment at the Company level of any item required to be taken into account by a Member for tax purposes (a “Final Adjustment”) is mailed to the Tax Matters Partner, to seek judicial review of such Final Adjustment, including the filing of a petition for readjustment with the U.S. Tax Court, the U.S. District Court for the district in which the Company’s principal place of business is located, or elsewhere as allowed by law, or the U.S. Claims Court;

(3)

to intervene in any action brought by any other Member for judicial review of a Final Adjustment;

(4)

to file a request for an administrative adjustment with the Treasury Secretary at any time and, if any part of such request is not allowed by the Treasury Secretary, to file a petition for judicial review with respect to such request;

(5)

to enter into an agreement with the Internal Revenue Service to extend the period for assessing any tax that is attributable to any item required to be taken into account by a Member for tax purposes, or an item affected by such item; and

(6)

to take any other action on behalf of the Members (with respect to the Company) or the Company in connection with any administrative or judicial tax proceeding to the extent permitted by applicable law or Treasury Regulations.

(f)

The Company shall indemnify and reimburse the Tax Matters Partner for all reasonable expenses (including reasonable legal and accounting fees) incurred pursuant to this Section 11.03 in connection with any administrative or judicial proceeding with respect to the tax liability of the Members.  The payment of all such reasonable expenses shall be made before any distributions are made to the Members.  The taking of any action and the incurring of any expense by the Tax Matters Partner in connection with any such proceeding, except to the extent provided herein or required by law, is a matter in the sole discretion of the Tax Matters Partner and the provisions on limitations of liability of Covered Persons and indemnification set forth in Article 10 shall be fully applicable to Discovery in its capacity as the Tax Matters Partner.

(g)

Any Member that receives a notice of an administrative proceeding under Code Section 6233 relating to the Company shall promptly notify the Tax Matters Partner of the treatment of any Company item on such Member’s federal income tax return that is or may be inconsistent with the treatment of that item on the Company’s return.

(h)

Any Member that enters into a settlement agreement with the Treasury Secretary with respect to any Company item in accordance with this Agreement shall notify the Tax Matters Partner of such agreement and its terms within 30 days after its date, and the Tax Matters Partner shall notify the other Members of the settlement agreement within 30 days of such notification.

ARTICLE 12
Books, Records, Reports, Accounts

12.01.

Records and Accounting.

(a)

The Company shall keep, or cause to be kept, appropriate books and records with respect to the Company’s business, including all books and records necessary to provide any information, lists and copies of documents required to be provided pursuant to Section 12.04 or pursuant to applicable laws.  The Company shall comply with Section 404 of the Sarbanes-Oxley Act of 2002, as in effect from time to time.  All matters concerning (i) the determination of the relative amount of allocations and distributions among the Members pursuant to this Agreement, and (ii) accounting procedures and determinations, and other determinations not specifically and expressly provided for by any applicable terms of this Agreement, shall be determined by the Board, whose determination shall be final and conclusive absent manifest clerical error and provided such determinations are consistent with the terms of this Agreement; provided, however, that the Company shall comply with any reasonable and customary corporate governance policies requested by Discovery or Hasbro (including any code of ethics) so long as such policies are applicable to such Member or any of its Controlled Affiliates.

(b)

The Board shall engage a nationally recognized firm of independent certified public accountants to perform an audit of the Company’s financial statements for each Fiscal Year; provided, however, that Discovery and Hasbro agree that the initial auditor of the Company shall be PricewaterhouseCoopers, subject to PricewaterhouseCoopers entering into a confidentiality agreement with the Company protecting against the disclosure of the Company’s and the Members’ confidential information, the form of which shall be reasonably satisfactory to Discovery and Hasbro.  Notwithstanding the immediately preceding sentence, to the extent that one of the Members consolidates the financial position and results of the operations of the Company in accordance with GAAP, then such Member shall have the right to select the auditor of the Company, provided that: (i) subject to the following clause (ii), unless such Member has a good faith reason to use another auditor, it is expected that such auditor will be the same nationally recognized firm of independent certified public accountants that audits such Member’s financial statements; (ii) any change in the Company’s auditor shall be subject to the prior approval of the other Member, which approval shall not be unreasonably withheld, conditional or delayed; and (iii) such auditor shall agree to enter into a confidentiality agreement with the Company protecting against the disclosure of the Company’s and the Members’ confidential information, the form of which shall be reasonably satisfactory to Discovery and Hasbro.

(c)

Each Member (or its authorized representatives) shall have the right, upon reasonable advance notice and during normal business hours, to inspect and copy any of the books, records, documents and information of the Company, including financial information, ratings, forecasts, management reports and documents and other information relating to internal controls.  Each Member shall also have the right to engage a firm of independent certified public accountants, at its own expense, to audit the Company’s books, records and internal controls, and the Company shall cooperate with such Member and firm in connection with such audits, subject to such auditors entering into a confidentiality agreement with the Company protecting against the disclosure of the Company’s and the Members’ confidential information, the form of which shall be reasonably satisfactory to Discovery and Hasbro.

12.02.

Member Reports.

(a)

The Company shall deliver or cause to be delivered to each Member:

(1)

within 21 days after the conclusion of each month, an unaudited standard management report containing (i) an income statement of the Company and its subsidiaries for such month, (ii) a consolidated balance sheet of the Company and its subsidiaries as of the end of such month, and (iii) a consolidated statement of cash flows for the Company and its subsidiaries as of the end of such month;

(2)

within 28 days after the end of each fiscal quarter, an unaudited balance sheet and an unaudited statement of income and cash flows of the Company and its subsidiaries for and as at the end of such fiscal quarter, setting forth in comparative form with respect to the corresponding fiscal quarter for the previous Fiscal Year and with respect to the Annual Budget; provided, however, that the Company’s failure to provide a statement of cash flows within 28 days after the end of any such fiscal quarter shall not be deemed a breach of this obligation so long as the Company provides such statement as promptly as reasonably practicable thereafter;

(3)

upon the request of Discovery or Hasbro, within 90 days (or earlier as may be required to comply with securities laws applicable to such Member or its Affiliates) after the conclusion of any Fiscal Year, audited consolidated statements of income and cash flows of the Company and its subsidiaries for such Fiscal Year, changes in each Member’s equity and each Member’s Capital Account balance and an audited consolidated balance sheet of the Company and its subsidiaries as of the end of such Fiscal Year, all prepared in accordance with GAAP, consistently applied; and

(4)

within 60 days after the conclusion of any Fiscal Year, an unaudited statement of changes in each Member’s equity and each Member’s Capital Account balance for such Fiscal Year.

(b)

To the extent that a Member (the “Consolidating Member”) consolidates the financial statements of the Company in accordance with GAAP, the Company shall deliver to each Member:

(1)

within 6 Business Days after the conclusion of each month, an unaudited reporting package which contains a preliminary balance sheet and statement of operations of the Company, prepared in accordance with GAAP, the format of which reporting packages shall be mutually determined by the Company and the Consolidating Member in good faith;

(2)

within 11 Business Days after the conclusion of each month, an updated unaudited reporting package which contains any required updates to the preliminary balance sheet and statement of operations described in clause (1) of this subsection (b);

(3)

on a timely basis in good faith, information with respect to Subsequent Events (as defined in accordance with GAAP) that may affect either accounting or disclosure matters on a periodic basis during a fiscal quarter and year–end close up through the time that the Consolidating Member files its consolidating financial statements with the U.S. Securities and Exchange Commission; and

(4)

a representation letter on a quarterly and annual basis which provides customary representations of the Company with respect to the preparation of the financial information in the reporting packages described in clauses (1) and (2) of this subsection (b) and applicable internal controls over financial reporting.

(c)

The Company shall deliver or cause to be delivered, within 90 days after the end of each Fiscal Year, to each Person who was a holder of a Membership Interest at any time during such Fiscal Year, all information necessary for the preparation of such Person’s federal and state income tax returns.

12.03.

Accounts.  The Board shall establish and maintain one or more separate bank and investment accounts and arrangements for Company funds in the Company’s name with financial institutions and firms that the Board determines.  The Board may not commingle the Company’s funds with the funds of any Member.

12.04.

Other Information.  In addition to the other rights specifically set forth in this Agreement, each Member shall be entitled to all information to which such Member is entitled to have access pursuant to Section 18-305(a) of the Act under the circumstances and subject to the conditions therein stated.

ARTICLE 13
Exclusivity Covenants

13.01.

Exclusivity Covenants of Discovery.

(a)

Commencing on the Formation Date, during the Term, subject to the other provisions of this Section 13.01, none of the Discovery Controlled Affiliates shall, directly or indirectly, (i) own an economic interest in, or operate, control or participate in the management of any Competitive Cable Television Network or (ii) re-brand any of Discovery Ultimate Parent’s or its Controlled Affiliates’ Cable Television Networks as a Competitive Cable Television Network.

(b)

********************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** ****************************************************.

(c)

********************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** ****************************************************.

(d)

********************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** *********************************************************************************.

13.02.

Exclusivity Covenants of Hasbro.

(a)

Commencing on the Formation Date, during the Term, subject to the other provisions of this Section 13.02, none of the Hasbro Controlled Affiliates shall, directly or indirectly, own an economic interest in, or operate, control or participate in the management of any Competitive Cable Television Network.

(b)

************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ***************************************************************************

***************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ************************************.

(c)

************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ************************************.

13.03.

Other Opportunities.  Subject to compliance with the other provisions of this Article 13 and their other commitments under this Agreement and the Ancillary Agreements:

(a)

any Director or Member or its Affiliate (other than the Company) may conduct any business or activity whatsoever outside of the Company without any accountability to the Company or any other Member (and all revenue and expenses attributable to any such business or activity shall be for the sole account of the Director or Member or its Affiliate (other than the Company) performing such business and activity) regardless of whether (i) such outside business or activity of such Director or Member or such Affiliate competes with the business of the Company, (ii) such outside business or activity by such Director or Member or such Affiliate is or is not in the best interests of the Company or the other Members (unless such business or activity is performed on behalf of the Company), or (iii) such Director or Member or such Affiliate became aware of such outside business or activity in her or his role with the Company or as a Member (including through its appointed Directors), as applicable, and this Agreement shall not give the Company, any Member or other Person any interest in, or right to, any such outside business or activity or any proceeds, income or profit thereof or therefrom.

(b)

the Company and the Members hereby acknowledge that the conduct (or the omission of conduct) of any business or activity outside of the Company shall not (i) constitute a breach of this Agreement; (ii) constitute a breach of any fiduciary or other duty owed to the Company or any Member (and to the extent any such duty exists at law or in equity it is hereby expressly waived in perpetuity); or (iii) otherwise give rise to any liability to the Company or any Member; and

(c)

no Director or Member shall be obligated hereunder to offer any business opportunity to the Company or any other Member or be restricted from pursuing any business opportunity offered to the Company.

ARTICLE 14
Confidentiality

14.01.

Confidentiality.

(a)

Each of the Members acknowledges that, from time to time, it and its Affiliates may receive information from or regarding the other Member (or its Affiliates) or the Company in the nature of trade secrets or that otherwise is confidential, the release or disclosure of which could be damaging to the other Member (or its Affiliates), the Company or Persons with which it does business.  Each of the Members and the Company acknowledges that, from time to time, it may ************************************************************************************************************ *********************************************************************.  The confidential information, ****************************************************************************** and information related to other programming services or networks described in this Section 14.01(a) are collectively referred to as “Confidential Information.”

(b)

Each of the Members and the Company receiving any Confidential Information (each, a “Receiving Party”) shall hold in strict confidence any Confidential Information it receives with the same degree of care as it uses to avoid unauthorized use, disclosure, publication or dissemination of its own confidential information of a similar nature, but in no event less than a reasonable degree of care; provided that a Receiving Party may disclose such Confidential Information to any Affiliate, Covered Person or professional advisor of such Receiving Party that agrees to abide by the restrictions in this Section 14.01; provided, further, that a Receiving Party may disclose such Confidential Information to the extent required by any legal, accounting or regulatory requirements (including the requirements of any securities exchange) or in connection with enforcing its rights under this Agreement or the Ancillary Agreements; and provided, further, that the Receiving Party disclosing such Confidential Information shall be responsible for any breaches of confidentiality by any such Affiliate, Covered Person or professional advisor of such Receiving Party.  For the avoidance of doubt, the restrictions in this Section 14.01(b) shall continue to apply to a Member after it has ceased to be a Member.

(c)

The restrictions in this Section 14.01 shall not apply to any Confidential Information as to which the Receiving Party can demonstrate that such Confidential Information:  (1) is or became public knowledge through no action of such Receiving Party or its Affiliates, officers, directors, representatives or agents in violation of this Agreement; (2) has been provided to such Receiving Party without restriction by an independent third party who has not, directly or indirectly, received such Confidential Information from such Receiving Party (or the Company); (3) was properly in the possession of such Receiving Party prior to the time of receipt of such Confidential Information; (4) is required to be disclosed by law, regulation or court order  (provided that such Receiving Party shall notify the Board, or Discovery in the case of **********************, promptly of any request for that Confidential Information, before disclosing it if practicable); (5) was developed independently by such Receiving Party in the course of work by employees or other agents of such Receiving Party without use of such Confidential Information; or (6) has been provided to such Receiving Party independently of such Receiving Party’s activities with respect to the Company.

ARTICLE 15
Termination, Dissolution and Liquidation

15.01.

Termination.  Upon the first to occur of the following, the joint venture created hereby shall be terminated in accordance with the procedures and provisions of this Article 15, subject to the other provisions of this Article 15:

(a)

the unanimous approval thereof by the Members;

(b)

subject to Section 16.16, the entry of a decree of administrative or judicial dissolution of the Company under the Act;

(c)

the sale of all or substantially all of the assets of the Company;

(d)

at either Member’s election by providing written notice thereof to the Company and the other Member at any time within ninety (90) days following the occurrence of the events specified in Schedule C attached hereto; provided that a termination election may not be made by a Member pursuant to this Section 15.01(d) if one of the foregoing occurred principally as a result of a breach of this Agreement or any Ancillary Agreement by such Member or its Affiliate;

(e)

at either Member’s election by providing thirty (30) days prior written notice thereof to the Company and the other Member at any time within the one-year period commencing on October 1, 2019;

(f)

at either Member’s election at any time from and after January 1, 2014, by providing written notice thereof to the Company and the other Member at any time within ninety (90) days after the commencement of any full Fiscal Year if the Board has not approved the Annual Budget for such full Fiscal Year and the two immediately preceding full Fiscal Years;

(g)

at Hasbro’s election by providing written notice thereof to the Company and Discovery following the occurrence of a Discovery Material Breach; provided that, in the event of a Discovery Material Breach pursuant to clause (i) or (ii)(x) of the definition of “Discovery Material Breach”, upon Hasbro’s written notice to Discovery of its intention to terminate the joint venture as a result of such a Discovery Material Breach (which notice shall provide in reasonable detail the nature of such alleged Discovery Material Breach and its qualification as a “Discovery Material Breach” in accordance with such definition), (i) Discovery shall have forty-five (45) days (or thirty (30) days to the extent such breach involves solely the payment of money) from the date of such notice to cure (such that the underlying matter no longer constitutes a Discovery Material Breach) any such Discovery Material Breach, (ii) such forty-five (45) day period (but not such thirty (30) day period) shall be extended for an additional forty-five (45) day period so long as Discovery is diligently seeking to cure such Discovery Material Breach; and (iii) if such Discovery Material Breach is of a type that cannot be cured and money damages would provide a full remedy for the harm resulting from such Discovery Material Breach, Discovery shall be deemed to have cured such Discovery Material Breach with respect to such harm by making a payment to the Company or Hasbro, as applicable, in an amount sufficient to compensate the Company or Hasbro, as applicable, for such harm; provided, however, that a termination election may not be made by Hasbro pursuant to this Section 15.01(g) if such Discovery Material Breach occurred principally as a result of a breach of this Agreement or any Ancillary Agreement by the Company, Hasbro or any of Hasbro’s Affiliates; provided further, that, for the avoidance of doubt, Hasbro may deliver  written notice of a termination election following the occurrence of a Discovery Material Breach and prior to expiration of any applicable cure period;

(h)

 at Discovery’s election by providing written notice thereof to the Company and Hasbro following the occurrence of a Hasbro Material Breach; provided that, in the event of a Hasbro Material Breach pursuant to clause (i) or (ii)(x) of the definition of “Hasbro Material Breach”,  upon Discovery’s written notice to Hasbro of its intention to terminate the joint venture as a result of such a Hasbro Material Breach (which notice shall provide in reasonable detail the nature of such alleged Hasbro Material Breach and its qualification as a “Hasbro Material Breach” in accordance with such definition), (i) Hasbro shall have forty-five (45) days (or 30 days to the extent such breach involves solely the payment of money) from the date of such notice to cure (such that the underlying matter no longer constitutes a Hasbro Material Breach) any such Hasbro Material Breach, (ii) such forty-five (45) day period (but not such thirty (30) day period) shall be extended for an additional forty-five (45) day period so long as Hasbro is diligently seeking to cure such Hasbro Material Breach; and (iii) if such Hasbro Material Breach is of a type that cannot be cured and money damages would provide a full remedy for the harm resulting from such Hasbro Material Breach, Hasbro shall be deemed to have cured such Hasbro Material Breach with respect to such harm by making a payment to the Company or Discovery, as applicable, in an amount sufficient to compensate the Company or Discovery, as applicable, for such harm; provided, however, that a termination election may not be made by Discovery pursuant to this Section 15.01(h) if such Hasbro Material Breach occurred principally as a result of a breach of this Agreement or any Ancillary Agreement by the Company, Discovery or any of Discovery’s Affiliates; provided further, that, for the avoidance of doubt, Discovery may deliver written notice of a termination election following the occurrence of a Hasbro Material Breach and prior to expiration of any applicable cure period;

(i)

at Discovery’s election by providing written notice thereof to the Company and Hasbro at any time (i) following thirty (30) days after, but prior to ninety (90) days after, the occurrence of a Change of Control Transaction with respect to Hasbro Ultimate Parent or any of its Affiliates that hold a Membership Interest prior to the Launch Date or (ii) following 180 days after, but prior to the first anniversary of, the occurrence of a Change of Control Transaction with respect to Hasbro Ultimate Parent or any of its Affiliates that hold a Membership Interest on or after the Launch Date, provided that, notwithstanding clause (i) and (ii), Discovery may provide such notice at any time prior to ninety (90) days after the occurrence of any Change of Control Transaction described in Section 13.02(b); or

(j)

at Hasbro’s election by providing written notice thereof to the Company and Discovery at any time (i) following 30 days after, but prior to ninety (90) days after, the occurrence of a Change of Control Transaction with respect to Discovery Ultimate Parent or any of its Affiliates that hold a Membership Interest prior to the Launch Date or (ii) following 180 days after, but prior to the first anniversary of, the occurrence of a Change of Control Transaction with respect to Discovery Ultimate Parent or any of its Affiliates that hold a Membership Interest on or after the Launch Date, provided that, notwithstanding clause (i) and (ii), Hasbro may provide such notice at any time prior to ninety (90) days after the occurrence of any Change of Control Transaction described in Section 13.01(b).

Subject to the foregoing termination rights, the death, retirement, resignation, expulsion, bankruptcy or dissolution of a Member, or the admission of additional Members or Substituted Members shall not automatically cause a termination hereunder, and the Company shall continue in existence notwithstanding such an event, subject to the terms and conditions of this Agreement.

15.02.

Effect of Termination.

(a)

Pre-Launch Termination for Material Breach or Change of Control.  Upon a termination election to dissolve the joint venture prior to the Launch Date pursuant to Section 15.01(g) or (h), with respect to a Material Breach, or upon a termination election to dissolve the joint venture pursuant to Section 15.01(i)(i) or (j)(i), with respect to a Change of Control Transaction occurring prior to the Launch Date, Discovery or its designated Affiliate shall purchase all Membership Interests owned by Hasbro and its Affiliates (representing one-half of all Membership Interests outstanding), and Hasbro shall be obligated to sell such Membership Interests to Discovery or its designated Affiliate, in exchange for the Unwind Price in accordance with Section 15.04(e).  Upon such a Sale, any agreements with and commitments to the Company of Hasbro under this Agreement and the Ancillary Agreements shall automatically be deemed terminated in accordance with the terms thereof upon consummation of the Sale; provided that such termination shall not relieve any party from any liabilities that accrued prior to such termination and that provisions under Ancillary Agreements that expressly survive a termination of such Ancillary Agreement shall survive in accordance with the applicable terms thereof.  In the event of such termination election pursuant to Section 15.01(g) or (h), the terminating Member shall also have the right, in lieu of the remedy set forth in the first sentence of this Section 15.02(a), to either (1) purchase all Membership Interests owned by the non-terminating Member at a price equal to the pro rata share (based on Percentage Interest) of Fair Market Value in accordance with Section 15.04(e), or (2) cause the Board to initiate an auction in accordance with the procedures set forth in Section 15.04.  The terminating Member may exercise its rights under clause (1) or (2) by delivering written notice thereof at any time within thirty (30) days after it has delivered its termination notice under Section 15.01(g) or (h), as applicable, and, if the terminating Member elects to exercise its rights under clause (1) or (2), the Fair Market Value shall be determined in accordance with the procedures in Section 15.02(b); provided that such terminating Member shall not obligated to select as between (1) or (2) until thirty (30) days after the Fair Market Value has been so determined.

(b)

Calculation of Fair Market Value.  Upon a termination election to dissolve the joint venture pursuant to Section 15.01 (other than Sections 15.01(a), 15.01(b) or 15.01(c)) on or after the Launch Date (or in the event of an election pursuant to clause (1) or (2) of Section 15.02(a)), then Discovery and Hasbro shall commence an appraisal process pursuant to this Section 15.02(b).  Discovery and Hasbro shall use good faith efforts to mutually agree on the Fair Market Value within 30 days following such termination election (and either party may elect to retain a third-party appraiser at its own expense to assist it in its valuation).  **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **************************************************************************************************************** **********************************

(c)

Post-Launch Termination.  With respect to any termination election on or after the Launch Date, within thirty (30) days after the final determination of the Fair Market Value pursuant to Section 15.02(b):

(1)

“Jump Ball.”  In the case of a termination election pursuant to Section 15.01(d), (e) or (f) on or after the Launch Date, unless the Members mutually agree to withdraw the termination election within such thirty (30) days after such determination of the Fair Market Value, the Members shall initiate the procedures set forth in Section 15.03;

(2)

Hasbro Material Breach or Change of Control.  In the case of a termination election pursuant Section 15.01(h) or (i)(ii) on or after the Launch Date, Discovery shall deliver written notice to Hasbro and the Company of its election to (x) withdraw the termination election, and Discovery shall (A) reimburse the Company and Hasbro for all reasonable out-of-pocket costs incurred by the Company or Hasbro, respectively, in connection with the performance of their respective obligations under this Section 15.02 (including the costs and fees of the Third-Party Appraiser but excluding the costs of any third-party appraiser retained by Hasbro to assist Hasbro in its valuation) and (B) waive any future right to elect a termination of the Company with respect to the Hasbro Material Breach or Change of Control giving rise to such termination, except a one-time right to commence a new termination process after a quiet period of at least six (6) months but not more than one year after the withdrawal of its termination election, which, unless the Members otherwise agree, shall be subject to all applicable procedures of Sections 15.02, 15.03 and 15.04 as if such termination election were being first elected as of such date, (y) purchase all Membership Interests owned by Hasbro at a price equal to the pro rata share (based on Percentage Interest) of Fair Market Value in accordance with Section 15.04(e) or (z) cause the Board to initiate an auction in accordance with the procedures set forth in Section 15.04; or

(3)

Discovery Material Breach or Change of Control.  In the case of a termination election pursuant Section 15.01(g) or (j)(ii) on or after the Launch Date, Hasbro shall deliver written notice to Discovery and the Company of its election to (x) withdraw the termination election and Hasbro shall (A) reimburse the Company and Discovery for all reasonable out-of-pocket costs incurred by the Company or Discovery, respectively, in connection with the performance of their respective obligations under this Section 15.02 (including the costs and fees of the Third-Party Appraiser but excluding the costs of any third-party appraiser retained by Discovery to assist Discovery in its valuation) and (B) waive any future right to elect a termination of the Company with respect to the Discovery Material Breach or Change of Control giving rise to such termination, except a one-time right to commence a new termination process after a quiet period of at least six (6) months but not more than one year after the withdrawal of its termination election, which, unless the Members otherwise agree, shall be subject to all applicable procedures of Sections 15.02, 15.03 and 15.04 as if such termination election were being first elected as of such date, (y) purchase all Membership Interests owned by Discovery at the pro rata share (based on Percentage Interest) of Fair Market Value in accordance with Section 15.04(e) or (z) cause the Board to initiate an auction in accordance with the procedures set forth in Section 15.04.

15.03.

Buy-Sell (“Jump Ball”).  In the case of a termination election pursuant to Section 15.01(d), (e) or (f) on or after the Launch Date, unless the Members mutually agree to withdraw the termination election within thirty (30) days after such determination of the Fair Market Value, on the 30th day after the determination of the Fair Market Value pursuant to Section 15.02(b), each Member shall simultaneously notify the other in writing of its irrevocable election to either (i) purchase all of the Membership Interests not held by it and its Affiliates or (ii) sell all of the Membership Interests held by it and its Affiliates (each notice delivered pursuant to clause (i) and (ii), an “Intentions Notice”) in each case at the pro rata share (based on Percentage Interest) of Fair Market Value.  Upon receipt of the Intentions Notices:

(a)

One Seller/One Buyer.  If one Member elects to purchase Membership Interests and the other Member elects to sell Membership Interests, then the Members shall, in accordance with Section 15.04(e), consummate the purchase and sale of all Membership Interests not owned by the purchasing Member and its Affiliates, and the other Member shall be obligated to sell its and its Affiliates Membership Interests to the Member who has elected to purchase Membership Interests at a price equal to the pro rata (based on Percentage Interest) share of the Fair Market Value.

(b)

Two Sellers.  If each Member elects to sell Membership Interests, then the Members shall promptly commence an auction pursuant to Section 15.04.

(c)

Two Buyers.  If each Member elects to purchase Membership Interests, the Member that delivered the termination election shall, within ten (10) days after the date of exchange of the Intentions Notices, submit to the other Member a binding offer to purchase such Membership Interests in accordance with Section 15.04(e) for a price, payable in cash, in excess of the purchase price that would have been payable for such Membership Interests if such sale had been consummated pursuant to Section 15.03(a).  The other Member shall have the corresponding right to receive and review the terms of such bid in writing and shall have three (3) Business Days after receipt of the terms of such bid to submit a higher bid, and such process shall continue until a Member’s bid prevails with respect to such Membership Interests; provided that for any bid to be deemed a prevailing bid for the purposes of this Section 15.03(c), such bid shall be at a price, payable in cash, no less than $1,000,000 more than the preceding applicable bid.  Upon final determination of a prevailing bid, the Member making the prevailing bid shall purchase all Membership Interests owned by the other Member and its Affiliates at the prevailing bid price in cash in accordance with Section 15.04(e).

15.04.

Auction.

(a)

Initiation of Auction.  Promptly, and in any event within thirty (30) days, following the initiation of an auction of the Company pursuant to Sections 15.02(a)(2), 15.02(c)(2), 15.02(c)(3) or 15.03(b), the Members (as provided in Section 15.04(b)(6)) shall engage an investment bank of nationally recognized standing for the purpose of advising the Members, the Company and the Board on the Sale of the Company.  The auction shall be for all of the then-outstanding Membership Interests of the Company (the “Auction Interests”).  For the avoidance of doubt, the preceding sentence is not intended to limit how the Sale of the Auction Interests may be structured (i.e., whether by way of merger, consolidation, sale of equity, sale of assets or otherwise).

(b)

Auction Procedures.  The auction contemplated hereunder shall be conducted in accordance with the following procedures:

(1)

Member Bidding.  Neither Member may participate as a bidder in the auction except as provided in Section 15.04(b)(5).

(2)

*************************************************************************************** ********************************************************************************************************* ********************************************************************************************************* ********************************************************************************************************* ********************************************************************************************************* ********************************************************************************************************* ********************************************************************************************************* ********************************************************************************************************* ********************************************************************************************************* ********************************************************************************************************* ********************************************************************************************************* ********************************************************************************************************* ************************.

(3)

*************************************************************************************** ********************************************************************************************************* ********************************************************************************************************* ********************************************************************************************************* ********************************************************************************************************* ********************************************************************************************************* ************************************************************************

********************************* ********************************************************************************************************* ********************************************************************************************************* ********************************************************************************************************* ********************************************************************************************************* ********************************************************************************************************* ************************.

(4)

No Third Party Bids.  If the auction results in no bid for the Auction Interests, then the Board shall continue to operate the Company pursuant to the terms of this Agreement until such time as the terminating Member (or, in the case of a termination election pursuant to Section 15.01(d), (e) or (f), either Member) determines, after a quiet period of at least ****************************************************************************************, to commence a new termination process, which, unless the Members may otherwise agree, shall be subject to all applicable procedures of Sections 15.02, 15.03 and 15.04, as applicable, as if such termination election were being first elected as of such date.

(5)

************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ************************************************:

(i)

“Jump Ball” Termination.  In the case of a termination election pursuant to Section 15.01(d), (e) or (f), each Member shall simultaneously provide the other with its Intentions Notice, in each case at the pro rata share (based on Percentage Interest) of such Insufficient Bid, payable in cash, and upon receipt of the Intentions Notices, the procedures set forth in Section 15.03(a), 15.03(b) or 15.03(c), as applicable, shall again apply with respect to such Sale, provided that (x) the purchase price payable pursuant to Section 15.03(a) shall be the pro rata share (based on Percentage Interest) of such Insufficient Bid, payable in cash, (y) if each Member elects to sell Membership Interests pursuant to Section 15.03(b), the Insufficient Bid, if payable in cash, shall prevail with respect to the Auction Interests, and (z) if each Member elects to purchase Membership Interests pursuant to Section 15.03(c), the first binding offer to purchase Membership Interests submitted by a Member shall be for a purchase price, payable in cash, no less than the pro rata share (based on Percentage Interest) of such Insufficient Bid; or

(ii)

********************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ********************************************************************************************************** ******************.

(iii)

Termination for Change of Control.  In the case of a termination election pursuant to Section 15.01(i) or (j), each Member shall simultaneously provide the other with its Intentions Notice, in each case at the pro rata share (based on Percentage Interest) of such Insufficient Bid, payable in cash, and upon receipt of the Intentions Notices, the procedures set forth in Section 15.03(a), 15.03(b) or 15.03(c), as applicable, shall apply with respect to such Sale, provided that (w) the purchase price payable pursuant to Section 15.03(a) shall be the pro rata share (based on Percentage Interest) of such Insufficient Bid, payable in cash, (x) if each Member elects to sell Membership Interests, the Insufficient Bid, if payable in cash, shall prevail with respect to the Auction Interests, (y) if each Member elects to purchase Membership Interests pursuant to Section 15.03(c), the first binding offer to purchase Membership Interests submitted by the terminating Member shall be for a purchase price, payable in cash, no less than the pro rata share (based on Percentage Interest) of such Insufficient Bid, and (z) the terminating Member may elect to withdraw its termination election at any time prior to the entering into of a definitive agreement with the buyer (provided that such terminating Member shall (A) reimburse the Company and the other Member for all reasonable out-of-pocket costs incurred by them, respectively, in connection with the performance of their respective obligations in connection with the auction process (excluding the costs of any third-party appraiser retained by the other Member to assist the other Member in its valuation) and (B) waive any future right to elect a termination of the Company with respect to the Change of Control giving rise to such termination, except a one-time right to commence a new termination process after a quiet period of at

************************** *************************************************************************************************, which, unless the Members otherwise agree, shall be subject to all applicable procedures of Sections 15.02, 15.03 and 15.04 as if such termination election were being first elected as of such date.

(6)

Control of Process.  Each Member shall, and shall cause the Directors appointed by such Member to, cooperate with the other Member and the Company in good faith and take all necessary or desirable actions within its control in support of all steps, actions and other matters necessary or desirable to effectuate any Sale in accordance with this Article 15 for the highest price reasonably attainable and shall not take any action to frustrate the timely effectuation of any such Sale.  If the Members are not able to mutually agree on any Sale matter and the subsequent good faith efforts of the Members do not resolve the deadlock (e.g., which bid constitutes a Superior Offer under Section 15.04(b)(2)), either Discovery or Hasbro may trigger the deadlock procedures under Section 7.03(c); provided that any time periods applicable to the procedures set forth in this Article 15 shall toll until the resolution of any such deadlock.  In the event the designated representatives do not resolve the deadlock within ten (10) days after initially conferring, either Discovery or Hasbro may elect for the Members to engage a Third Party Appraiser or another mutually agreed third party arbiter to resolve such matter and, upon such engagement, the Members shall submit to the Third-Party Appraiser or other arbiter their respective position in writing together with reasonable supporting materials.  The Third-Party Appraiser’s or other arbiter’s determination shall be final and binding on the parties for the purposes herein and the costs and fees of the Third-Party Appraiser or other arbiter shall be borne by the non-prevailing Member.  Notwithstanding the foregoing, in the event of an auction and a proposed Sale to a third party following a termination pursuant to Section 15.01(g) or (h), the terminating Member shall have the authority and right to make final decisions on any Sale matter as to which the Members are not able to agree, so long as such terminating Member (w) makes decisions consistent with the other terms and procedures set forth in this Article 15, (x) consults with the non-terminating Member in good faith and keeps the non-terminating Member informed of its decisions, and (y) acts in good faith for the purposes of maximizing the value to the Members resulting from such Sale in a commercially reasonable and non-discriminatory manner with respect to such non-terminating Member.  To the extent the terminating Member agrees to provide representations and warranties (including with respect to the Company and the Business) and/or agrees to accept monetary indemnification obligations in connection with a Sale to a third party, the non-terminating Member shall be obligated to provide and accept them also to the extent they are customary, pro rata as between the Members (based on each Member’s Percentage Interest) and, without limiting the foregoing, the maximum liability in connection therewith is the non-terminating Member’s pro rata share (based on Percentage Interest) of the proceeds of such Sale.  If there is a dispute as to whether any such proposed provisions are customary, such dispute shall be resolved in accordance with the procedures set forth in the second, third and fourth sentences of this Section 15.04(b)(6).  The terms of a Sale to a third party may not impose non-monetary liabilities or obligations on the non-terminating Member without the consent of the non-terminating Member; provided that such consent shall not be unreasonably withheld, conditioned or delayed to the extent such non-monetary liabilities or obligations are ministerial in nature or otherwise necessary to transfer and convey the Membership Interests to the Transferee, free and clear of all Liens, other than those created by or under this Agreement, under federal or state securities laws or by the Company.  At the closing of such Sale, the Transferor Member(s) shall deliver, against delivery of the purchase price in cash, all such customary documents and instruments as are reasonably requested by the Transferee to transfer and convey the Membership Interests to the Transferee, free and clear of all Liens, other than those created by or under this Agreement, under federal or state securities laws or by the Company.

(c)

Prevailing Third Party Buyer.  If the prevailing party of such auction is a third party, such Sale shall be consummated in accordance with the definitive sale agreement for such Sale, and the proceeds thereof shall be allocated between the Members pro rata (based on Percentage Interest).

(d)

Prevailing Member Buyer.  If the prevailing party of such auction is Discovery or Hasbro, then the prevailing Member shall purchase all Membership Interests owned by the other Member at the pro rata share (based on Percentage Interest) of such prevailing bid, which Sale shall be consummated in accordance with Section 15.04(e).

(e)

Closing of Sale Between Members.  The closing of any Sale between the Members pursuant to Sections 15.02, 15.03 or 15.04 shall take place at the principal office of the Company (or at such other place as mutually agreed) on a date mutually agreed upon by the Transferee and Transferor Member(s) in such Sale, but in any event, no more than thirty (30) days (subject to extension for any applicable waiting period under the HSR Act, any applicable foreign antitrust requirement and any required governmental consents) following the final determination of the Transferee and Transferor Member(s) and the purchase price with respect to such Sale in accordance with Section 15.02, 15.03 or 15.04, as applicable.  The Member that is the buyer may designate one or more Affiliates or any other Person as the Transferee to purchase all or part of the Membership Interests transferred hereunder; provided that such Member shall remain obligated to consummate the Sale if such designees fail to do so.  At the closing of such Sale, the Transferor Member(s) shall deliver, against delivery of the purchase price in cash, all such customary documents and instruments as are reasonably requested by the Transferee to transfer and convey the Membership Interests to the Transferee, free and clear of all Liens, other than those created by or under this Agreement, under federal or state securities laws or by the Company; provided that the Transferor shall not be obligated to make representations and warranties with respect to the Company or the Business.  The Transferee shall pay the purchase price at closing, by wire transfer in immediately available funds to an account or accounts designated by the Transferor Member(s) at least two Business Days prior to such closing.  The parties to such Sale shall use commercially reasonable efforts to resolve any objections raised by the applicable regulatory authorities to such Sale; provided that no Transferor Member shall be required to take any action that would reduce its net after-tax proceeds (determined without taking into account any available tax attributes of such Transferor Member and its Controlled Affiliates) from the Sale, and no Member shall be required to take any action that is adverse to the interest of such Member or its Affiliates as determined by such Member in the exercise of its reasonable business judgment.

15.05.

Effect of Sale.

(a)

Sale to Third Party.  If the procedures set forth in Sections 15.02, 15.03 and/or 15.04 result in a Sale to a third party, then:

(1)

Merchandise and Trademark License Agreements.  The terms of any Merchandise License Agreement and the Trademark License Agreement shall automatically be deemed amended such that the terms thereof shall terminate ***************** from the date of the consummation of such Sale;

(2)

Hasbro Studios Programming Agreement.  The Hasbro Studios Programming Agreement shall terminate on the date of the consummation of such Sale, but the buyer shall have the option, at no additional cost (other than the payment of unpaid license fees when due and payable), to extend the term of the Company’s license of any HS Licensed Program licensed thereunder prior to the date of consummation of the Sale for:

(i)

in the event of a termination election pursuant to Section 15.01(d), (e) or (f) (“Jump Ball”), all or any portion of the remaining term of the Company’s license for such HS Licensed Program thereunder but in no event more than *****************from the date of the consummation of such Sale, provided that if any such HS Licensed Program is not aired by the buyer with Comparable Frequency during any successive ***************** period following the date of consummation of such Sale, then the license to the buyer for such HS Licensed Program shall automatically become a non-exclusive license as of the last day of such ***************** period, and Hasbro Studios shall also be free to exploit such HS Licensed Program;

(ii)

in the event of a termination election pursuant to Section 15.01(g) (Discovery Material Breach), all or any portion of the remaining term of the Company’s license for such HS Licensed Program thereunder but in no event more than ***************** from the date of the consummation of such Sale;

(iii)

in the event of a termination election pursuant to Section 15.01(h) (Hasbro Material Breach), all or any portion of the remaining term of the Company’s license for such HS Licensed Program thereunder;

(iv)

in the event of a termination election pursuant to Section 15.01(i) (Hasbro Change of Control), all or any portion of the remaining term of the Company’s license for such HS Licensed Program thereunder; provided that if any such HS Licensed Program is not aired by the buyer with Comparable Frequency during any successive ***************** period following the date of consummation of such Sale, then the license to the buyer for such HS Licensed Program shall automatically become a non-exclusive license as of the last day of such ***************** period, and Hasbro Studios shall also be free to exploit such HS Licensed Program; or

(v)

in the event of a termination election pursuant to Section 15.01(j) (Discovery Change of Control), all or any portion of the remaining term of the Company’s license for such HS Licensed Program thereunder but in no event more than ***************** from the date of the consummation of such Sale, provided that the license to the buyer for each such HS Licensed Program shall automatically become a non-exclusive license on the ***************** of the consummation of such Sale, and Hasbro Studios shall also be free to exploit such HS Licensed Program;

(3)

Hasbro Programming Library License Agreement.  The Hasbro Programming License Agreement shall terminate on the date of the consummation of such Sale, but the buyer shall have the option, at no additional cost (other than the payment of unpaid license fees when due and payable), to extend the term of the Company’s license of any Program licensed thereunder prior to the date of consummation of the Sale for the same periods (subject to any applicable limitations thereon regarding Comparable Frequency) set forth in Section 15.05(a)(2) with respect to HS Licensed Programs;

(4)

Discovery Programming Library and License Agreement.  Discovery shall have the option, exercisable by delivery of written notice to the buyer and the Company at any time after the ***************** of the Sale, to (i) acquire the library that it contributed to the Company by paying the Company the fair market value of such library as of such time (which value shall be reduced by the fair market value of Discovery’s license to certain rights of such library pursuant to the Discovery Programming License Agreement (the “Discovery License”)) and/or (ii) terminate the Company’s license to the Discovery Licensed Programming by paying the Company the fair market value of such license as of such time, in each case, as determined by an independent third-party appraiser mutually agreed to by Discovery and the buyer; provided that, in the event that Discovery does not elect to purchase such library pursuant to clause (i), the Discovery License shall survive the consummation of such Sale indefinitely;

(5)

Program-Based Revenue Share Payments.  The buyer shall have the option, at no additional cost, to extend the commitments to the Company of: (A) Hasbro to make Hasbro Revenue Share Payments pursuant to Section 1.04 of Schedule D with respect to any Program-Based Merchandise for the remaining term (as determined in accordance with Section 15.05(a)(2) and (3)) of the license to the underlying Network Program, subject to the applicable terms of Schedule D; and (B) Discovery to make Discovery Revenue Share Payments pursuant to Section 1.05 of Schedule D with respect to Discovery-produced programming licensed by Discovery pursuant to Section 7.15(a)(2) for the remaining term of the Company’s license to such Discovery-produced programming, subject to the applicable terms of Schedule D;

(6)

Movie-Based Revenue Share Payments.  The buyer shall have the option, at no additional cost, to extend the commitments to the Company of Hasbro to make Hasbro Revenue Share Payments pursuant to Section 1.04 of Schedule D with respect to any Picture-Based Merchandise for the remaining term (as determined in accordance with Section 15.05(a)(2) and (3)) of the license to the underlying Network Program, subject to the applicable terms of Schedule D;

(7)

Unrecouped Guarantees.  Except in the case of a termination pursuant to Section 15.01(h) (Hasbro Material Breach), the Company shall pay to Hasbro any Unrecouped Guarantees at the consummation of the Sale; provided that, for the avoidance of doubt, no such Unrecouped Guarantees shall be payable to Hasbro in the case of a termination pursuant to Section 15.01(e) or at the consummation of any other Sale after the Recoupment End Date (as such term is defined in Schedule D) (except that this clause (7) shall not affect the Company’s obligation to pay any amounts payable  pursuant to Section 1.03(d) of Schedule D); and

(8)

Other Commitments.  Any remaining agreements with and commitments to the Company of Hasbro or Discovery under this Agreement and the Ancillary Agreements, including the Digital Agreement, other than as provided for in this Section 15.05(a), shall automatically be deemed terminated in accordance with the terms thereof upon consummation of the Sale and the consummation of the transactions provided for in such Ancillary Agreements to be effected in connection with a Sale or other termination of the Company; provided that Article 16 (other than with respect to Section 16.22) shall survive indefinitely; provided, further that such termination shall not relieve any party from any liabilities that accrued prior to such termination and that provisions under Ancillary Agreements that expressly survive a termination of the agreement shall survive in accordance with the applicable terms thereof.

(b)

Sale to Hasbro.  If the procedures set forth in Sections 15.02, 15.03 and/or 15.04 result in a Sale to Hasbro, then:

(1)

Trademark License Agreements.  The terms of the Trademark License Agreement shall automatically be deemed amended such that the term of the licenses granted by Discovery thereunder shall terminate ***************** from the date of such consummation of such Sale;

(2)

Discovery Programming Library and License Agreement.  Discovery shall have the option, exercisable by delivery of written notice to Hasbro and the Company at any time after the ***************** of the Sale, to (i) acquire the library that it contributed to the Company by paying the Company the fair market value of such library as of such time (which value shall be reduced by the fair market value of the Discovery License) and/or (ii) terminate the Company’s license to the Discovery Licensed Programming by paying the Company the fair market value of such license as of such time, in each case, as determined by an independent third-party appraiser mutually agreed to by Discovery and Hasbro; provided that, in the event that Discovery does not elect to purchase such library pursuant to clause (i), the Discovery License shall survive the consummation of such Sale indefinitely; and

(3)

Program-Based Revenue Share Payments.  Hasbro shall have the option, at no additional cost, to extend the commitments to the Company of Discovery to make Discovery Revenue Share Payments pursuant to Section 1.05 of Schedule D with respect to Discovery-produced programming licensed by Discovery pursuant to Section 7.15(a)(2) for the remaining term of the Company’s license to such Discovery-produced programming, subject to the applicable terms of Schedule D;

(4)

Other Commitments.  Any remaining agreements with and commitments to the Company of Discovery under this Agreement and the Ancillary Agreements, other than as provided for in this Section 15.05(b), shall automatically be deemed terminated in accordance with the terms thereof upon consummation of the Sale and the consummation of the transactions provided for in such Ancillary Agreements to be effected in connection with a Sale or other termination of the Company; provided that Article 16 (other than with respect to Section 16.22) shall survive indefinitely; provided, further that such termination shall not relieve any party from any liabilities that accrued prior to such termination and that provisions under Ancillary Agreements that expressly survive a termination of the agreement shall survive in accordance with the applicable terms thereof.

(c)

Sale to Discovery.  If the procedures set forth in Sections 15.02, 15.03 and/or 15.04 result in a Sale to Discovery on or after the Launch Date, then:

(1)

Merchandise and Trademark License Agreements.  The terms of any Merchandise License Agreement and the Trademark License Agreement shall automatically be deemed amended such that the term of (a) the licenses granted by the Company under the Merchandise License Agreement and (b) the licenses granted by Hasbro under the Trademark License Agreement shall terminate ***************** from the date of such consummation of such Sale;

(2)

Hasbro Studios Programming Agreement.  The Hasbro Studios Programming Agreement shall terminate on the date of such consummation of such Sale, but Discovery shall have the option, at no additional cost (other than the payment of unpaid license fees when due and payable), to extend the term of the Company’s license of any HS Licensed Program licensed thereunder prior to the date of consummation of the Sale for the same periods (subject to any applicable limitations thereon regarding Comparable Frequency) set forth in Section 15.05(a)(2) with respect to HS Licensed Programs;

(3)

Hasbro Programming Library License Agreement.  The Hasbro Programming License Agreement shall terminate on the date of the consummation of such Sale, but Discovery shall have the option, at no additional cost (other than the payment of unpaid license fees when due and payable), to extend the term of the Company’s license of any Program licensed thereunder prior to the date of consummation of the Sale for the same periods (subject to any applicable limitations thereon regarding Comparable Frequency) set forth in Section 15.05(a)(2) with respect to HS Licensed Programs;

(4)

Program-Based Revenue Share Payments.  Discovery shall have the option, at no additional cost, to extend the commitments to the Company of Hasbro to make Hasbro Revenue Share Payments pursuant to Section 1.04 of Schedule D with respect to any Program-Based Merchandise for the remaining term (as determined in accordance with Section 15.05(a)(2) and (3)) of the license to the underlying Network Program, subject to the applicable terms of Schedule D;

(5)

Movie-Based Revenue Share Payments.  Discovery shall have the option, at no additional cost, to extend the commitments to the Company of Hasbro to make Hasbro Revenue Share Payments pursuant to Section 1.04 of Schedule D with respect to any Picture-Based Merchandise for the remaining term (as determined in accordance with Section 15.05(a)(2) and (3)) of the license to the underlying Network Program, subject to the applicable terms of Schedule D;

(6)

Unrecouped Guarantees.  Except in the case of a termination pursuant to Section 15.01(h) (Hasbro Material Breach), the Company shall pay to Hasbro any Unrecouped Guarantees at the consummation of the Sale; provided that, for the avoidance of doubt, no such Unrecouped Guarantees shall be payable to Hasbro in the case of a termination pursuant to Section 15.01(e) or at the consummation of any other Sale after the Recoupment End Date (except that this clause (6) shall not affect the Company’s obligation to pay any amounts payable pursuant to Section 1.03(d) of Schedule D); and

(7)

Other Commitments.  Any remaining agreements with and commitments to the Company of Hasbro under this Agreement and the Ancillary Agreements, including the Digital Agreement, other than as provided for in this Section 15.05(c), shall automatically be deemed terminated in accordance with the terms thereof upon consummation of the Sale and the consummation of the transactions provided for in such Ancillary Agreements to be effected in connection with a Sale or other termination of the Company; provided that Article 16 (other than with respect to Section 16.22) shall survive indefinitely; provided, further that such termination shall not relieve any party from any liabilities that accrued prior to such termination and that provisions under Ancillary Agreements that expressly survive a termination of the agreement shall survive in accordance with the applicable terms thereof.

15.06.

Winding Up.  Upon a termination election to dissolve the Company pursuant to Section 15.01(a), (b) or (c), or following a sale of assets pursuant to the procedures set forth in Section 15.04, the Board shall cause the liquidation of the Company pursuant to the following terms:

(a)

To the extent the Board determines that any of the assets of the Company shall be sold, such assets shall be sold as promptly as possible, but in an orderly and businesslike manner so as not to involve undue sacrifice.

(b)

The Board shall cause the Company to distribute cash and all remaining property of the Company to the Members in accordance with the following order of priority:

(1)

First, the Board shall pay, satisfy or discharge from Company funds any and all of the debts, liabilities and obligations of the Company (including any outstanding Discovery Payments or Hasbro Payments and, to the extent required to be paid as of such time, if any, Unrecouped Guarantees) or otherwise make adequate provision for payment and discharge thereof (including the establishment of a cash escrow fund for contingent liabilities in such amount and for such term as the Board may reasonably determine), all in accordance with Section 18-803 of the Act and such other provisions of the Act as may be applicable.

(2)

Lastly, the Board shall distribute any remaining cash and other property (valued at its Fair Market Value) (1) to the Members in accordance with the positive balances of their respective Capital Accounts and (2) thereafter to the Members in accordance with their Percentage Interests.

(c)

The distribution of cash and property to a Member in accordance with the provisions of Section 15.06(b) shall constitute a complete return to such Member of its Capital Contributions and a complete distribution to such Member of its Membership Interest and all of the Company’s property.  To the extent that a Member returns funds to the Company, such Member shall have no claim against any other Member for those funds.

(d)

In connection with a liquidation pursuant to this Section 15.06, the Members shall cooperate with each other and the liquidator in good faith to minimize adverse tax consequences to the Members.

15.07.

Deferment.  Notwithstanding anything to the contrary in this Article 15, but subject to the order of priorities set forth therein, if upon dissolution of the Company, the liquidator determines that an immediate sale of part or all of the Company’s assets would be impractical or would cause undue loss (or would otherwise not be beneficial) to the Members, the liquidator may, in its sole discretion, defer for a reasonable amount of time the liquidation of any assets except those necessary to satisfy Company liabilities and reserves.

15.08.

Certificate of Cancellation.  Upon completion of the liquidation and distribution of the Company assets as provided herein, if applicable, the Company shall be deemed terminated, and the Directors or Officers (or such other authorized Person or Persons as the Act may require or permit) shall file a Certificate of Cancellation with the Secretary of State of the State of Delaware, cancel any other filings made pursuant to this Agreement, and take such other actions as may be necessary to terminate the Company.

15.09.

Reasonable Time for Winding Up.  In connection with the dissolution of the Company, a reasonable time shall be allowed for the orderly winding up of the business and affairs of the Company and the liquidation of its assets pursuant to this Article 15 in order to minimize any losses otherwise attendant upon such winding up.

15.10.

Remedies for Breach.  In the event of a termination election by a Member pursuant to Sections 15.01(g) or (h), each Member expressly agrees that any remedy under this Article 15, as the case may be, is not the exclusive remedy with respect to any breach by the breaching Member and that the non-breaching Member shall maintain all rights, claims and remedies available to the non-breaching Member with respect to any such breach.

ARTICLE 16
General Provisions

16.01.

Amendment or Modification.  This Agreement may be amended or modified only by written agreement of all of the Members.

16.02.

Notices.  Except as may otherwise be expressly set forth in this Agreement, the terms notice, notify and the like when used herein shall mean written notice (including facsimile or similar writing) and shall be sufficiently given if given to a party at such party’s address or facsimile number as set forth in Schedule A attached hereto, or such other address or facsimile number as such party may hereafter specify to the Company and the other Members or parties for such purpose.  Each such notice or other communication shall be effective:  (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified above and the appropriate confirmation is received; (b) if given by mail, three Business Days after such communication is mailed by registered or certified mail postage prepaid, addressed as aforesaid; (c) if given by reputable national overnight courier, on the date of delivery as reflected in the records of such courier; or (d) if given by any other means, when delivered personally to the party or when delivered at the address specified above.  The parties may also mutually elect to give written notice by electronic mail to individual addresses designated by the parties from time to time, in which event such notices shall be effective when the recipient confirms receipt by reply electronic mail.  Whenever any notice is required to be given by law or this Agreement, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

16.03.

Public Announcements.  All media releases, public announcements and public disclosures by any party relating to this Agreement or the subject matter of this Agreement (including promotional or marketing materials) shall be coordinated with and subject to the approval of Discovery and Hasbro prior to release, other than any announcement intended solely for internal distribution within such party’s organization or any disclosure required by legal, accounting or regulatory requirements (including the requirements of any securities exchange).

16.04.

Enforcement of Company’s Rights.  Notwithstanding anything to the contrary elsewhere in this Agreement or the Ancillary Agreements, without any consent or approval of the Board, (i) Hasbro shall have the right to cause the Company to exercise the Company’s rights (including all rights to access and information) and enforce the Company’s remedies with respect to any and all Related-Party Transactions between the Company, on the one hand, and Discovery or any of its Affiliates, on the other hand, including pursuant to this Agreement and the Ancillary Agreements, and (ii) Discovery shall have the right to cause the Company to exercise the Company’s rights (including all rights to access and information) and enforce the Company’s remedies with respect to any and all Related-Party Transactions between the Company, on the one hand, and Hasbro or any of its Affiliates, on the other hand, including pursuant to this Agreement and the Ancillary Agreements; provided, however, that if a Member alleges that any other Member or their respective Affiliates has breached the terms of any such Related-Party Transactions, the alleging Member shall pay all legal fees and expenses reasonably incurred in connection with the Company’s enforcement of its rights and remedies with respect to such alleged breaches under the terms of such Related-Party Transactions (except to the extent that the payment of such fees and expenses are otherwise allocated pursuant to the express terms of such agreement) in the event that the matter proceeds to a final judgment not subject to appeal pursuant to which the Company does not prevail in whole or in part in proving any such breach.  If either Member makes a claim that the Company has breached any of its obligations in connection with a Related-Party Transaction between the Company and such Member, the other Member shall have the right to cause the Company to defend such claim.

16.05.

Entire Agreement.  This Agreement and the schedules and exhibits attached hereto, together with the Ancillary Agreements, embody the entire understanding and agreement among the parties and supersede any prior understanding and agreement by or among the parties, written or oral, relating to the subject matter hereof.

16.06.

Waiver.  No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies provided for herein are cumulative and are not exclusive of any remedy that may be available to the parties hereto at law, in equity or otherwise.

16.07.

Injunctive and Other Relief.  Each party acknowledges and agrees on behalf of itself and its Affiliates that the rights afforded herein are unique and that any violation of this Agreement or any Ancillary Agreement may cause irreparable injury to the Company or non-breaching party for which monetary damages are inadequate, difficult to compute, or both.  Accordingly, each party expressly agrees that, in addition to any other remedies which the Company or non-breaching party may have, the Company and non-breaching party shall be entitled to injunctive or other equitable relief for any breach or threatened breach of any term, provision or covenant of this Agreement or any Ancillary Agreement by the breaching party.  Nothing contained herein shall prevent or delay the Company or non-breaching party from seeking specific performance or other equitable remedies in the event of any breach or intended breach by any party of such party’s obligations hereunder or any Ancillary Agreement.  In addition, the non-breaching party may bring an action on their own or on behalf of the Company against the breaching parties with respect to any breach or bring any action as may be permitted to recover damages on behalf of the Company or the non-breaching party.  In any such proceeding or action, the prevailing party or parties shall be entitled to receive from the non-prevailing party or parties, in addition to such other damages and relief as may be awarded, the costs and expenses incurred by it or them in connection with such action, including attorneys’ fees.

16.08.

Alternative Dispute Resolution.  If any dispute, claim or controversy arising out of or relating to this Agreement or any Ancillary Agreement, or the breach, termination or validity thereof, cannot be settled through negotiation, the parties agree first to try in good faith to settle the dispute by mediation administered by the American Arbitration Association (“AAA”) under its Commercial Mediation Rules before pursuing any other remedies that they may have at law; provided that, for the avoidance of doubt, this Section 16.08 shall not limit or restrict any party from seeking injunctive or other equitable relief at any time, and no party seeking any such equitable relief shall be required to first enter into any negotiations or mediation pursuant to this Section 16.08 or otherwise; and provided further that such mediation shall be non-binding, and no party shall have any obligation to participate further in such mediation after the first mediation session or to agree to any settlement proposed in mediation.  Subject to the provisos in this Section 16.08, the initial mediation session under Rule M-8 of the Commercial Arbitration Rules shall occur within thirty (30) days after the demand for mediation is received by the AAA.

16.09.

Limitation of Liability.  Notwithstanding anything to the contrary herein, (a) with respect to any claim that a Member or any of its Affiliates has breached this Agreement or any Ancillary Agreement, such Member and its Affiliates shall not be liable for any consequential, special, indirect, incidental, punitive or exemplary Losses (other than any Losses for diminution in actual value of the Membership Interests of the other Member), except to the extent such Losses arise out of a claim payable to a third party in respect of a third party claim and (b) if a Sale is consummated in accordance with the first sentence of Section 15.02(a) of this Agreement and Hasbro receives the Unwind Price, Discovery and its Affiliates shall thereafter not be obligated to indemnify and hold harmless Hasbro or the Company under this Agreement or any Ancillary Agreement for any indemnifiable Losses incurred or suffered by Hasbro, the Company or any of their related Indemnified Persons (other than (i) any such Losses arising out of a Third Party Claim or Excluded Liability or (ii) reasonable out-of-pocket expenses incurred by Hasbro in connection with the consummation of such Sale).

16.10.

Binding Effect.  Subject to the restrictions on Transfers set forth in Article 8, this Agreement shall be binding on and inure to the benefit of the Members and their respective heirs, legal representatives, successors and assigns.

16.11.

Governing Law; Waiver of Jury.  THIS AGREEMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION.  EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

16.12.

Consent to Jurisdiction and Service of Process.  Subject to Section 16.08, any legal action, suit or proceeding arising out of or relating to this Agreement, or the breach, termination or validity thereof, shall be instituted in any state or federal court in the State of New York located in the County of New York or any state or federal court in the State of

Delaware.  Each Party agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such courts, that its property is exempt or immune from attachment or execution, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement, the agreements contemplated hereby or the subject matter hereof or thereof may not be enforced in or by such court.  Each Party further irrevocably submits to the exclusive jurisdiction of any such court in any such action, suit or proceeding.   Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any Party if given by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such Party as herein provided.

16.13.

Severability.  If any provision of this Agreement or the application thereof to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other Persons or circumstances shall not be affected thereby and that provision shall be enforced to the greatest extent permitted by law.

16.14.

Further Assurances.  In connection with this Agreement and the transactions contemplated hereby, each Member and the Company shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and those transactions.

16.15.

No Third-Party Beneficiaries.  The provisions hereof are solely for the benefit of the Company, its Members and, to the extent specifically set forth herein, the Directors, Officers and Covered Persons, and are not intended to, and shall not be construed to, confer a right or benefit on any creditor (in its capacity as such) of the Company or any other Person.

16.16.

Waiver of Certain Rights.  Each Member irrevocably waives any right it may have to maintain any action for dissolution of the Company or for partition of the property of the Company, other than pursuant to Article 15.

16.17.

Opt-out of Article 8 of the Uniform Commercial Code.  The Members hereby agree that the Common Units shall not be securities governed by Article 8 of the Uniform Commercial Code of the State of Delaware (and the Uniform Commercial Code of any other applicable jurisdiction).

16.18.

Delivery by Facsimile.  This Agreement and any signed agreement or instrument entered into in connection with this Agreement or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or facsimile delivered by electronic mail (a “pdf file”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  At the request of any party hereto or to any such agreement or instrument, and without affecting the effectiveness of any previous execution thereof by facsimile or pdf file, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties.  No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or pdf file to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or pdf file as a defense to the formation of a contract and each such party forever waives any such defense.

16.19.

Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document.  All counterparts shall be construed together and constitute the same instrument.

16.20.

No Presumption.  With regard to each and every term and condition of this Agreement and any and all agreements and instruments subject to the terms hereof (including the Ancillary Agreements), the parties hereto understand and agree that the same have or has been mutually negotiated, prepared and drafted, and if at any time the parties hereto desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto (including the Ancillary Agreements), no consideration will be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement or any agreement or instrument subject hereto (including the Ancillary Agreements).

16.21.

Expenses.  Discovery and Hasbro shall each bear and pay their own costs and expenses incurred in connection with the preparation, execution, delivery and performance of this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby.  For the avoidance of doubt, Hasbro shall bear all costs, expenses, fees or commissions to which any Persons set forth in Section 5.2 of the Hasbro Disclosure Letter (as defined in the Purchase Agreement) or any of their respective Affiliates are entitled in connection with this Agreement, the Ancillary Agreements and the consummation of the transactions contemplated hereby or thereby.

16.22.

DCI Guarantee.

(a)

DCI, for the benefit of Hasbro and the Company, in consideration of the covenants and agreements of Hasbro and the Company under this Agreement, hereby (i) agrees to cause Discovery, for so long as Discovery remains a Controlled Affiliate of DCI, and DCI’s other Controlled Affiliates to take all actions as are necessary for Discovery and DCI’s other Controlled Affiliates to perform and comply with their covenants and agreements hereunder and under the Ancillary Agreements, and (ii) unconditionally guarantees the full and prompt payment by Discovery, for so long as Discovery remains a Controlled Affiliate of DCI, and DCI’s other Controlled Affiliates of any and all payments required to be made by Discovery or any of DCI’s other Controlled Affiliates pursuant to this Agreement or any of the Ancillary Agreements.  This guarantee is an absolute and continuing guarantee.  DCI waives any and all defenses and discharges that it may have or otherwise be entitled to as a guarantor or surety hereunder (except payment or performance or other defense available to the underlying party) and further waives presentment for payment or performance, notice of non-payment or non-performance, demand and protest.  DCI expressly agrees that Hasbro may proceed directly against DCI under this Section 16.22 concurrently with proceeding against Discovery, for so long as Discovery remains a Controlled Affiliate of DCI, or any of DCI’s other Controlled Affiliates and is not required to exhaust remedies against Discovery, for so long as Discovery remains a Controlled Affiliate of DCI, or any of DCI’s other Controlled Affiliates before proceeding against DCI.  For the avoidance of doubt, for the purposes of this Section 16.22, DCI’s Controlled Affiliates shall not include, the Company and the Company’s Controlled Affiliates.

(b)

Notwithstanding anything to the contrary contained herein, the other provisions of Article 16 shall apply with respect to DCI and its obligations under this Section 16.22.  All notices and other communications to be given to DCI hereunder shall be delivered to the address and facsimile number of Discovery on Schedule A hereto (as such address may be changed from time to time in accordance with Section 16.02).

{signature page follows}

IN WITNESS WHEREOF, the Members, the Company and DCI have executed this Agreement as of the date first above written.

DISCOVERY COMMUNICATIONS, LLC

By:

/s Bruce Campbell

Name:  Bruce Campbell
Title:    President, Digital Media and

            Corporate Development

HASBRO, INC.

By:

/s/ Brian Goldner

Name:  Brian Goldner
Title:  President and Chief Executive Officer

DHJV COMPANY LLC

By its Members:

DISCOVERY COMMUNICATIONS, LLC

By:

/s Bruce Campbell

Name:  Bruce Campbell
Title:    President, Digital Media and

            Corporate Development

HASBRO, INC.

By:

/s/ Brian Goldner

Name:  Brian Goldner
Title:  President and Chief Executive Officer

DISCOVERY COMMUNICATIONS, INC.

By:

/s Bruce Campbell

Name:  Bruce Campbell
Title:    President, Digital Media and

            Corporate Development

SCHEDULE A

DHJV COMPANY LLC
MEMBERS’ SCHEDULE
(May 22, 2009)

Member’s Name and Address	Common Units	Fair Market Value of Contributions for Common Units	Percentage Interest

Discovery Communications, LLC One Discovery Place Silver Spring, MD 20910 Facsimile No.: (240) 662-1500 Attention: Chief Executive Officer with a copy to: Discovery Communications, LLC (same address as above) Facsimile No.: (240) 662-1485 Attention: General Counsel and a copy to: Paul, Weiss, Rifkind, Wharton & Garrison LLP 1285 Avenue of the Americas New York, New York 10019-6064 Facsimile No.: (212) 757-3900 Attention: James Schwab	10,000,000	$300,000,000	50%

Hasbro, Inc. 1011 Newport Avenue Pawtucket, Rhode Island Facsimile No.: (401) 721-7244 Attention: Chief Executive Officer with a copy to: Hasbro, Inc. (same address as above) Facsimile No.: (401) 709-6459 Attention: Chief Legal Officer and a copy to: Dow Lohnes PLLC 1200 New Hampshire Avenue, NW Suite 800 Washington, D.C. 20036 Facsimile No.: (202) 776-2222 Attention: John Byrnes	10,000,000	$300,000,000	50%

TOTAL	20,000,000	$600,000,000	100%

SCHEDULE B

[RESERVED]

SCHEDULE C

BENCHMARKS

The joint venture may be terminated in accordance with the procedures and provisions of Article 15, subject to the other provisions of Article 15, at either Member’s election by providing written notice thereof to the Company and the other Member at any time within ninety (90) days following December 31, 2015:

******************************************************************************************************* ************************************************************************************************************* ************************************************************************************************************* ************************************************************************************************************* ************************************************************************************************************* ************************************************************************************************************* ************************************************************************************************************* ************************************************************************************************************* ************************************************************************************************************* *********************************

SCHEDULE D

REVENUE SHARE PAYMENTS

Unless otherwise noted, all references to “Sections” in this Schedule D refer to sections of this Schedule D.  The terms “hereof,” “herein,” “herewith,” and “hereunder” and words of similar import shall be construed to refer to this Schedule D as a whole (including all of the exhibits hereto) and not to any particular provision of this Schedule D unless otherwise specified.

Section 1.01

Definitions.

(a)

“Ancillary Rights” means:

(1)

other than with respect to ************************************************, the right to create an adaptation or other derivative work that (i) (x) incorporates the title of a Hasbro Library Program or (y) otherwise refers to a Hasbro Library Program (excluding de minimis references), provided, that the title (with respect to clause (x)) or the reference (with respect to clause (y)) includes a ********************* not included within the underlying Hasbro Intellectual Property or (z) refers to an HS Licensed Program or Picture (excluding de minimis references); (ii) ************************************************************************************************************** ************************and that were not contained in the underlying Hasbro Intellectual Property prior to the acceptance of a Submission (as defined in the Hasbro Studios Programming Agreement) for the relevant HS Licensed Program (excluding de minimis uses of such elements); or (iii) *********************************************************************************************************************** *********************************************************************************************************************** ******************************************* and were not contained in the underlying Hasbro Intellectual Property prior to the acceptance of a Submission for the relevant HS Licensed Program (excluding de minimis uses of such elements); and

(2)

with respect to ****************************************************, the right to create an adaptation or other derivative work that (i) (x) incorporates the title of a Hasbro Library Program or (y) otherwise refers, to a significant extent, to a Hasbro Library Program, provided, that the title (with respect to clause (x)) or the reference (with respect to clause (y)) includes a ********************** not included within the underlying Hasbro Intellectual Property or (z) refers, to a significant extent, to an HS Licensed Program or Picture; (ii) ******************************************************************************************************************** ******************************************* and that were not contained in the underlying Hasbro Intellectual Property prior to the acceptance of a Submission for the relevant HS Licensed Program; or (iii) *********************************************************************************************************************** *********************************************************************************************************************** ******************************** and were not contained in the underlying Hasbro Intellectual Property prior to the acceptance of a Submission for the relevant HS Licensed Program.

(b)

“Digital Rights” means ********************************************************************************************************************* ********************************************************************************************************************* *******************************************************.

(c)

“Download-To-Own Rights” means the rights to design, develop, manufacture, produce, promote, market, advertise, offer, sell, rent and distribute and/or license third Persons to offer, manufacture and/or distribute Hasbro Programming via download-to-own or download-to-rent technologies, whether through third-party platforms (e.g., iTunes) or platforms controlled by Hasbro or its Affiliates (e.g., the Hasbro.com website).

(d)

“Friends and Family” means entities that license programs to Company for distribution on the Network and license to Hasbro the right to design, develop, manufacture, produce, promote, market, advertise, offer, sell and distribute toys or games referring to or containing or embodying scenes, storylines, characters or other material elements from such programs.  The entities set forth on Attachment 1.01(d) to this Schedule D are entities that, as of the date hereof, would constitute Friends and Family entities if, as of the date hereof, such entities licensed programs to Company for distribution on the Network, which attachment Hasbro shall update upon written notice to Company in order to add entities that meet, or delete entities that cease to meet, the foregoing definition, as and when such license agreements with such entities come into effect or cease being effective.

(e)

“Hasbro Intellectual Property” means any and all Intellectual Property rights owned by or licensed to Hasbro and/or its Affiliates (including without limitation any Intellectual Property for which Telecast Rights are licensed to Hasbro for creation and distribution of programming by Hasbro Studios), excluding rights in and to Intellectual Property owned by Friends and Family that are not licensed to Hasbro or its Affiliates.  For the purposes of the definitions of “Ancillary Rights,” “Picture-Based Merchandise,” “Principally Derived” and “Program-Based Merchandise” set forth in this Schedule D only, the term “Hasbro Intellectual Property” excludes Hasbro Programming.

(f)

“Hasbro Library Program” means a Program included in the Hasbro Programming Library (as defined in the Programming Agreement).

(g)

“Hasbro Programming” means HS Licensed Programs and Hasbro Library Programs.

(h)

“Home Entertainment Rights” means the rights to design, develop, manufacture, produce, promote, market, advertise, offer, sell, rent and distribute and/or license third Persons to offer, manufacture and/or distribute Hasbro Programming in tangible home entertainment formats, including VHS, DVD, CD-ROM and any successor technologies.  For the avoidance of doubt, “Home Entertainment Rights” do not include “Download-to-Own Rights.”

(i)

“HS Licensed Program” has the meaning set forth in the Hasbro Studios Programming Agreement.

(j)

 “Merchandise” means any and all products and services that Hasbro or its Affiliates design, develop, manufacture, produce, promote, market, advertise, offer, sell, rent and distribute at any time and/ or license third Persons to offer, manufacture and/or distribute at any time.  “Merchandise” includes video games, whether sold as a physical product or via download, but excludes the exploitation of Ancillary Rights, Digital Rights, Home Entertainment Rights and Download-To-Own Rights.

(k)

“Picture” means a motion picture, as well as a short film of any length, whether animated or live action, that is initially theatrically released or that is a film greater than *******************************************************************************************************(each, a “Feature”) that (i) is “Principally Derived” (as defined below) from Hasbro Programming ********************************************************************************************************************** ********************************************************************************************************************** ***************************************************.

(l)

“Picture-Based Merchandise” means:  (i) Merchandise that refers to a Picture; (ii) ******************************************************************************************************************* ************************ and were not contained in the underlying Hasbro Intellectual Property prior to the acceptance of a Submission for the relevant HS Licensed Program; and/or (iii) ****************************************************************************************************************** ********************************************************************************************************************** ********** and were not contained in the underlying Hasbro Intellectual Property prior to the acceptance of a Submission for the relevant HS Licensed Program, but excluding de minimis references to a Picture and de minimis uses of the elements described in the foregoing clauses (ii) and (iii).

(m)

“Principally Derived” means:

(1)

with respect to Features that are theatrically released:  (A) that the Feature refers to the Hasbro Programming (excluding de minimis references); (B) that the *********************************************************************************************************************** ********************* and that were not contained in the underlying Hasbro Intellectual Property prior to the acceptance of a Submission for the relevant HS Licensed Program (excluding de minimis uses of such elements); (C) that the Feature ********************************************************************************************************************** ********************************************************************************************************************** ******* and were not contained in the underlying Hasbro Intellectual Property prior to the acceptance of a Submission for the relevant HS Licensed Program (excluding de minimis uses of such elements); or (D) ********************************************************************************************************************** *******************.  For the purposes of the preceding clause (D), the ********************************************************************************************************************** ********************************************************************************************************************** ********************************************************************************************************************** ********************************************************************************************************************** ********************************************************************************************************************** ******************** ********************; and

(2)

with respect to Features that are distributed “straight-to-video”:  (A) that the Feature refers, to a significant extent, to the Hasbro Programming; (B) *********************************************************************************************************************** **********************and that were not contained in the underlying Hasbro Intellectual Property prior to the acceptance of a Submission for the relevant HS Licensed Program; (C) *********************************************************************************************************************** *********************************************************************************************************************** ****************************** and were not contained in the underlying Hasbro Intellectual Property prior to the acceptance of a Submission for the relevant HS Licensed Program; or (D) *********************************************************************************************************************** ******************.

(n)

“Program-Based Merchandise” means:

(1)

For HS Licensed Programs (i) Merchandise that refers to an HS Licensed Program; (ii) Merchandise *********************************************************************************************************************** ********* and were not contained in the underlying Hasbro Intellectual Property prior to the acceptance of a Submission for the relevant HS Licensed Program; and/or (iii) Merchandise *********************************************************************************************************************** *********************************************************************************************************************** *************************** and were not contained in the underlying Hasbro Intellectual Property prior to the acceptance of a Submission for the relevant HS Licensed Program, but excluding de minimis references to HS Licensed Programs and de minimis uses of the elements described in the foregoing clauses (ii) and (iii); and

(2)

For Hasbro Library Programs (i) Merchandise that (x) incorporates the title of a Hasbro Library Program or (y) otherwise refers to a Hasbro Library Program, provided, that the title (with respect to clause (x)) or the reference (with respect to clause (y)) includes a ********************* not included within the underlying Hasbro Intellectual Property; (ii) Merchandise that (a) is offered under the Agreed Name or another Network brand and (b) ********************************************************************************************************************** ************************************************************************************************.

Section 1.02

Calculation of Revenue.

(a)

“Net Revenues” means the gross revenues and other compensation, regardless of the form in which received (but excluding ************************************************************************** actually received by or on behalf of Hasbro or any of its Affiliates from any third party in consideration of a license, sublicense, endorsement or sponsorship agreement, or other agreement with respect to the exploitation, in the United States, of any Ancillary Rights, Home Entertainment Rights, Download-To-Own Rights or rights in or to Program-Based Merchandise or Picture-Based Merchandise, as the case may be, less:  ********************************************************************************************************************* **************************.

(b)

“Net Sales” means:

(1)

With respect to Program-Based Merchandise and Picture-Based Merchandise, as well as any products or services that result from the exploitation of any Ancillary Rights, Home Entertainment Rights or Download-To-Own Rights, as the case may be, that are sold by or on behalf of Hasbro or any of its Affiliates in the United States ********************************************************************************************************************** ********************************************************************************************************************** ********************************************************************************************************************** ********************************************************************************************************************** ********************************************************************************************************************** ******************************; and

(2)

With respect to Program-Based Merchandise and Picture-Based Merchandise, as well as any products or services that result from the exploitation of any Ancillary Rights, Home Entertainment Rights or Download-To-Own Rights, as the case may be, that are sold by or on behalf of Hasbro or any of its Affiliates ********************************************************************************************************************** ********************************************************************************************************************** ********************************************************************************************************************** ********************************************************************************************************************** ******************.

(3)

The following are excluded from “Net Sales”:  (A) Program-Based Merchandise, Picture-Based Merchandise, as well as any products or services that result from the exploitation of any Ancillary Rights, Home Entertainment Rights or Download-To-Own Rights, as the case may be, that are distributed for promotional purposes by or on behalf of Hasbro or any Affiliate or Company (or, in the case of Picture-Based Merchandise, the studio producing the Picture), ********************************************************************************************************************** ********************************************************************************************************************** ********************************************************************************************************************** ********************************************************************************************************************** ********************************************************************************************************************** ************************************************.

(c)

********************************************************************************************************************** ********************************************************************************************************************** ********************************************************************************************************************** ********************************************************************************************************************** *******************************************************************************************************.

Section 1.03

Guarantee Payments.

(a)

Subject to Section 1.08 of the Hasbro Studios Programming Agreement, Hasbro shall be obligated to pay to the Company as Hasbro Revenue Share Payments (as defined in Section 1.04(a) below) or as guarantee payments (“Guarantee Payments”) as provided in this Section 1.03 an amount (the “Total Guarantee Amount”) equal to One Hundred Twenty-Five Million Dollars ($125,000,000).  On the first day of the calendar quarter that begins after the mutually agreed date of the public announcement of the re-branding of the Network or, if earlier, July 1, 2009 (the “Initial Guarantee Payment Date”), Hasbro shall pay to the Company an initial Guarantee Payment of Twenty-Five Million Dollars ($25,000,000).  Subject to Section 1.08 of the Hasbro Studios Programming Agreement, on each subsequent date specified in the table below (each such date, a “Guarantee Payment Date”), if, as of such Guarantee Payment Date, the total amount of Hasbro Revenue Share Payments paid to the Company before such Guarantee Payment Date plus any prior Guarantee Payments paid to the Company is less than the total amount corresponding to such Guarantee Payment Date in the below table (each a “Guarantee Scheduled Total”), then Hasbro shall pay to the Company on such Guarantee Payment Date an amount equal to such Guarantee Scheduled Total, less the sum of all Hasbro Revenue Share Payments and Guarantee Payments paid to the Company prior to such Guarantee Payment Date.

Guarantee Scheduled Total	Guarantee Payment Date
$25,000,000	Initial Guarantee Payment Date
$50,000,000	November 1, 2010
$75,000,000	November 1, 2011
$100,000,000	November 1, 2012
$125,000,000	November 1, 2013

(b)

Recoupable Advances.  During the period (the “Recoupment Period”) (i) commencing on ********************************************************************************************************************** ********************************************************************************************************************** ********************************************************************************************************************** ********************************************************************************************************************** ******************************* and (ii) ending ****************** (the “Recoupment End Date”), Guarantee Payments will be considered recoupable advances against Hasbro Revenue Share Payments otherwise payable under Section 1.04, in accordance with the following:

************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ *************.

(c)

Examples.  Attachment 1.03(c) attached hereto sets forth, for illustrative purposes only, hypothetical calculations of Guarantee Payments in accordance with the terms of this Section 1.03.

(d)

Force Majeure.  Notwithstanding anything to the contrary in this Section 1.03, in the event that, during the Recoupment Period, (i) a Merchandising Force Majeure Event has occurred and (ii) the amount of Unrecouped Guarantees is a positive amount, then, to the extent that the Merchandising Force Majeure Event caused the failure of Hasbro to have recouped the Unrecouped Guarantees, the Company shall pay Hasbro an amount equal to the difference between (x) the amount of Unrecouped Guarantees as of the Recoupment End Date minus (y) the amount of Unrecouped Guarantees that would have existed as of the Recoupment End Date had such Merchandising Force Majeure Event not occurred.  ********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ********************************************************************************************************************* ****************************************.

Section 1.04

Hasbro Revenue Share Payments.

(a)

Hasbro shall pay the following amounts to the Company (collectively, the “Hasbro Revenue Share Payments”) in accordance with Section 1.06:

************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ********************************************

(b)

Hasbro’s obligations to make Hasbro Revenue Share Payments hereunder with respect to:

(1)

a particular Hasbro Library Program shall accrue beginning as of the date that is ************* preceding the earliest date that both of the following criteria have been met:  (i) Company has paid to Hasbro the License Fee (as defined in the Programming Agreement) therefor; and (ii) such Hasbro Library Program is scheduled to air initially on the Network; and

(2)

a particular HS Licensed Program shall accrue beginning as of the date that is ************** preceding the date that such HS Licensed Program is scheduled to air initially on the Network; provided that if the Company is delinquent in paying to Hasbro Studios the License Fee (as defined in the Hasbro Studios Programming Agreement) therefor, Hasbro shall not be obligated to make Hasbro Revenue Share Payments hereunder with respect to such HS Licensed Program during any period of delinquency, provided, further, that Hasbro shall make any unpaid accrued Hasbro Revenue Share Payments as and when such delinquency is cured.

(c)

Notwithstanding anything herein to the contrary, after there has been a period of ************************** during which no Hasbro Programming based on the same underlying Hasbro Intellectual Property as any Program-Based Merchandise has been telecast on the Network, Hasbro shall no longer be obligated to make any Hasbro Revenue Share Payments relating to Net Sales or Net Revenues in respect of such Merchandise.  For the avoidance of doubt, the foregoing sentence shall not apply to Net Sales or Net Revenues relating to ******************************************************************************************************************** ******************************************************************************************************************** ******************************************************************************************************************** ******************************************************************************************************************** ******************************************************************************************************************** ******************************************************************************************************************** ******************************************************************************************************************** ******************************************************************************************************************** **********************************************************************************.

(d)

For the avoidance of doubt:

(1)

all amounts payable hereunder that are based upon revenues received by or the gross price invoiced by Hasbro or any of its Affiliates shall be based upon the amount paid by or invoiced to a third party, disregarding any internal accounting treatment of such amounts by Hasbro or its Affiliates; and

(2)

Hasbro Revenue Share Payments shall not include any Net Sales or Net Revenues relating to:

************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ ************************************************************************************************************************ **********************************************************************************************

Section 1.05

Discovery Merchandising Revenue Payments.

Discovery shall make revenue share payments to the Company (the “Discovery Revenue Share Payments,” and together with the Hasbro Revenue Share Payments, the “Revenue Share Payments”) with respect to Discovery-produced Programming (as defined in the Digital Term Sheet) licensed by Discovery pursuant to Section 7.15(a)(2) of the LLC Agreement, with respect to which Sections 1.01, 1.02 and 1.04 shall apply, mutatis mutandis, to determine the amounts payable by Discovery to the Company with respect thereto.  For the avoidance of doubt, Discovery shall not be required to pay the Company any percentage of Discovery’s revenues in respect of merchandising rights in any Discovery Intellectual Property (but not including, for the further avoidance of doubt, payments in respect of Discovery-produced Programming as set forth in the immediately preceding sentence), including:  *************************************************************************************************************************** *************************************************************************************************************************** **************************************************************************************************************************** **************************************************************************************************.

Section 1.06

Payments, Reporting and Audit Rights.

(a)

Each of Hasbro and Discovery shall make the Revenue Share Payments pursuant to Section 1.04 or Section 1.05, respectively, to the Company on a quarterly basis not later than sixty (60) days after each March 31, June 30, September 30, and December 31.  Each Hasbro Revenue Share Payment shall be accompanied by a written report substantially in the form attached hereto as Attachment 1.06(a)(i) (the “Hasbro Report”) that shows the calculation of the Hasbro Revenue Share Payments due during the immediately preceding calendar quarter.  Each Discovery Revenue Share Payment shall be accompanied by a written report substantially in the form attached hereto as Attachment 1.06(a)(ii) that shows the calculation of the Discovery Revenue Share Payments due during the immediately preceding calendar quarter (the “Discovery Report” and, together with the Hasbro Report, the “Reports”).

(b)

Hasbro shall maintain all material receipts, invoices and other documents specifically relating to the calculation of the Hasbro Revenue Share payments, and any other reasonably related materials (the “Hasbro Records”) for a period of two (2) years following delivery of each Hasbro Report (the “Hasbro Retention Period”); and (ii) Discovery shall maintain all material receipts, invoices and other documents specifically relating to the calculation of the Discovery Revenue Share payments, and any other reasonably related materials (the “Discovery Records”) for a period of two (2) years following delivery of each Discovery Report (the “Discovery Retention Period”); provided, however, that, in each case, in the event that a dispute arises in connection with this Schedule D prior to the expiration of the Hasbro Retention Period or the Discovery Retention Period, as the case may be, the Hasbro Retention Period or the Discovery Retention Period shall be extended automatically until the resolution of such dispute becomes final and non-appealable and all obligations of the Parties relating to one another related to such resolution have been satisfied in full.

(c)

Hasbro and Discovery, as the case may be, shall, upon reasonable request by Company, no more than once per year during the Hasbro Retention Period or the Discovery Retention Period, as the case may be, and during reasonable office hours, make the Hasbro Records or the Discovery Records, as the case may be, available for inspection by Company and its authorized representatives, who shall have the right to take and make (at Company’s expense) copies of or extracts from any Hasbro Records or any Discovery Records, as the case may be; provided that such inspections and any audit shall not unreasonably disrupt Hasbro’s business or Discovery’s business, as the case may be, and the Parties will endeavor in good faith so that any inspection and any audit under this Schedule D or the other ancillary agreements are coordinated to the extent reasonably practicable.

(d)

Any such examination pursuant to Section 1.06(c) above shall be at the Company’s expense; provided, however, that if such examination reveals an underpayment of Hasbro Revenue Share Payments or Discovery Revenue Share Payments, as the case may be, in excess of ten percent (10%) in any quarter, then the underpaying Party shall reimburse the Company for all actual and verifiable expenses incurred in connection with such examination.  The Company and its representatives shall not disclose to any other Person, firm, corporation, or other entity any information acquired as a result of any such examination; provided, however, that nothing herein contained will be construed (i) to prevent the Company and/or its duly authorized representatives from testifying in any arbitration or court proceeding with respect to the information obtained as a result of such examination in any proceeding instituted to enforce the rights of the Company under the terms of this Agreement; and/or (ii) to prevent the Company from disclosing a Report if disclosure is required by court order or subpoena, provided that the Company shall give Hasbro or Discovery, as the case may be, sufficient advance written notice of each required disclosure to enable Hasbro or Discovery, as the case may be,  to obtain, if possible, protective orders or other confidentiality protections with respect to the required disclosure.

ATTACHMENT 1.01(d)

FRIENDS AND FAMILY ENTITIES

ATTACHMENT 1.03(c)

ILLUSTRATIVE EXAMPLES OF GUARANTEE PAYMENT AND RECOUPABLE ADVANCE MECHANISM

ATTACHMENT 1.04(d)(2)(ii)

EXISTING THIRD-PARTY

HOME ENTERTAINMENT RIGHTS OR DOWNLOAD-TO-OWN RIGHTS

IN HASBRO LIBRARY PROGRAMS

ATTACHMENT 1.06(a)(i)

HASBRO REPORT FORM

SCHEDULE E

PROGRAMMING GUIDELINES

******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ******************************************************************************************************** ********************************************************************************************************

************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** **************************************************************************

************************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** ************************************************************************************************************** **************************************************************